UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8056

Praxis Mutual Funds

(Exact name of registrant as specified in charter)

1110 N. Main Street

Goshen, IN 46527

(Address of principal executive offices) (Zip code)

Anthony Zacharski

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 977-2947

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Praxis Mutual Funds

Annual Report

for the 12 months ended Dec. 31, 2019

Praxis Mutual Funds	Class A	Class I
Impact Bond Fund	MIIAX	MIIIX
International Index Fund	MPLAX	MPLIX
Value Index Fund	MVIAX	MVIIX
Growth Index Fund	MGNDX	MMDEX
Small Cap Index Fund	MMSCX	MMSIX

Praxis Genesis Portfolios	Class A
Conservative Portfolio	MCONX
Balanced Portfolio	MBAPX
Growth Portfolio	MGAFX

Praxis Mutual Funds®

A fund family of Everence

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Praxis Mutual Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on www.PraxisMutualFunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically by notifying your financial intermediary directly or, if you are a direct investor, by calling 800-977-2947.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your reports. If you invest directly with the Praxis Mutual Funds, you can call 800-977-2947. Your election to receive reports in paper will apply to all funds held with the Praxis Mutual Funds or your financial intermediary.

Table of Contents

Message from the President	1
Stewardship Investing Report	2
Praxis Impact Bond Fund
Portfolio Managers’ Commentary	3
Performance Review	5
Schedule of Investments	6
Praxis International Index Fund
Portfolio Managers’ Commentary	13
Performance Review	14
Schedule of Investments	15
Praxis Value Index Fund
Portfolio Manager’s Commentary	25
Performance Review	26
Schedule of Investments	27
Praxis Growth Index Fund
Portfolio Manager’s Commentary	31
Performance Review	32
Schedule of Investments	33
Praxis Small Cap Index Fund
Portfolio Manager’s Commentary	37
Performance Review	38
Schedule of Investments	39
Praxis Genesis Portfolios
Portfolio Managers’ Commentary	45
Praxis Genesis Conservative Portfolio
Performance Review	46
Schedule of Investments	47
Praxis Genesis Balanced Portfolio
Performance Review	48
Schedule of Investments	49
Praxis Genesis Growth Portfolio
Performance Review	50
Schedule of Investments	51
Financial Statements
Statements of Assets & Liabilities	52
Statements of Operations	54
Statements of Changes in Net Assets	56
Financial Highlights	59
Notes to Financial Statements	67
Report of Independent Registered Public Accounting Firm	78
Additional Fund Information (unaudited)	79
Management of the Trust (unaudited)	85

Message from the President	Annual report to shareholders

Dear Praxis shareholders:

Stock markets regained their footing in 2019, as investors focused on the positives, shedding their doubts from their late 2018 swoon. Global stock markets rose across the board, but U.S. markets led the pack again on the S&P 500 Index’s 31.5% gain. Whether this reignited optimism is justified remains to be seen.

Bonds also delivered above-normal total returns during the year, with gains to bond values more than making up for falling yields. However, not all was well in the bond markets during the year. In the belly of the year, the U.S. Treasury yield curve inverted, with short-term rates moving higher than medium-term rates, revealing bond investors’ anxiety about a possible future recession. The episode was short-lived, and the curve returned to its typical upward sloping shape by year’s end.

The Federal Reserve also sensed weakening economic fundamentals during the year, leading it to reduce the Fed Funds Rate three times in an effort to forestall any recessionary deterioration. This no doubt encouraged investors to continue bidding riskier asset classes higher.

International equity markets re-awoke, generating strong returns for the year despite several reasons to fret, including the Brexit debate and global trade tensions. Many agree that non-U.S. equity markets trade at a discount to U.S. stocks, as they have for several years, but slower growth in Europe and Japan in particular may justify this disconnect. Still, it was encouraging to see strong returns from international markets again.

We know you invest in Praxis Mutual Funds® for more than just generating investment returns, although we eagerly accept the duty to do that on your behalf. Together, we understand that investing can be a powerful vehicle for changing the world for the better. We do this by avoiding investments in areas we believe detract from the well-being of company stakeholders, but more importantly, we seek investments that generate a positive impact on the world we share. We do it by engaging with company management teams to help them see how they can improve their impact in the world, and we do it by channeling money to community development investments that reach the underserved in our society.

As the year came to an end, we wrapped up celebrations of the 25th anniversary of the Funds. We have much to be grateful for as we looked back on the success of our team and our predecessors. We also used the occasion to renew our resolve to deliver returns that help you accomplish your investment goals and make an impact that reflects your values.

I invite you to read the following manager reports to see how we’re fulfilling our mandate. Thank you for your support of Praxis Mutual Funds.

Sincerely,

Chad M. Horning, CFA®
President
Praxis Mutual Funds®

Praxis Mutual Funds are advised by Everence Capital Management and distributed through FINRA member Foreside Financial Services, LLC.

The views expressed are those of the Praxis Mutual Funds’ President as of Dec. 31, 2019, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Message from the Vice President of Stewardship Investing	Annual report to shareholders

Celebrating 25 years of impact through investing

Over 25 years ago, we set out to create a family of mutual funds that would allow individuals and institutions to invest according to values aligned with and inspired by the Christian Anabaptist faith tradition. At the time, along with many early socially responsible investors, this effort was defined mostly by the application of negative screens. This represented a natural desire to avoid benefiting financially from industries and activities that run counter to the principles that guide the rest of our lives.

However, we quickly came to understand that while reflecting some of our shared values and faith convictions, avoidance screens fell far short of the active, Christ-centered understanding of stewardship that was our primary guide. Christian stewardship called us not to just avoid but to engage, to champion, and to embrace. This conviction became the foundation of our stewardship investing philosophy that has continued to evolve, deepen and grow—delivering impact in myriad ways.

Though we rarely used the now commonplace “impact” term, understanding and creating impact was central to our work on many levels. And it remains that way to this day.

Today, delivering impact at Praxis means the following:

●

We remain committed to reflecting our values through avoidance, by continuing to develop our Values + ESG Screening. This year, we implemented our first ever cannabis screen as corporate social research evolved to a level where we could distinguish between medicinal and recreational uses of marijuana. In addition, we began work on a new “E” screen designed to emphasize a company’s commitment to transition toward a low-carbon future, supporting change that our world needs the most.

●

Robust shareholder advocacy was and has been at the core of our understanding of Christ’s call to us as investors. It moves us from passive to active. It makes us call out companies that abuse and disregard the interests of all stakeholders. In 2019, we saw important strides with NiSource finalizing plans to transition away from coal and to renewable energy without leaving existing employees behind. We saw Kroger adopt its first human rights statement and JPMorgan Chase begin an industrywide withdrawal from private prison lending among major U.S. banks.

●

We continued to develop our active ESG integration by applying our Values + ESG screens across all Funds. The managers of the Praxis Impact Bond Fund, our only actively-managed Fund, work to integrate emerging corporate environmental, social and governance data into the investment process on a regular basis. It is our hope that this effort both works to reduce risk and to focus our investments in companies that make a positive impact on our world. And we added new investment staff to help us do this work even better.

●

Positive Impact Investments continue to play a central role in our actively managed fixed income strategy with a focus on an industry-leading commitment to supporting and growing the field of positive impact bond investments. The Praxis Impact Bond Fund now holds over 30% of its diversified holdings in investments that support climate and communities.

●

Values-driven proxy voting - Carefully and thoughtfully voting our proxies both fulfills our responsibilities as part-owners of these companies and provides us another, important way to communicate our values and concerns to corporations. In 2019, we increased our support for resolutions related to diversity and gender concerns.

●

Community Development Investing - Praxis continues to lead the industry in committing approximately 1% of all Fund assets to targeted investments focused on opening doors of economic opportunity to marginalized communities and individuals. Today, we have more than $15 million at work building hope and self-sufficiency in communities across the United States and around the world.

This is what the first 25 years has wrought at Praxis. I hope you will join us as we explore what will happen in the next.

Mark A. Regier
Vice President of Stewardship Investing

To learn more about any of the above areas, please visit praxismutualfunds.com/stories.

The views expressed are those of the Vice President of Stewardship Investing as of Dec. 31, 2019, are subject to change, and may differ from the views of portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

For the year ended Dec. 31, 2019, the Praxis Impact Bond Fund’s Class I Shares had a return of 8.15%, and the Class A Shares (without load) returned 7.75%. The Bloomberg Barclays U.S. Aggregate Bond Index, the Fund’s benchmark, returned 8.72%. Over the last five years, the Class I Shares returned 2.96% (average annual return) versus 3.05% for the Fund’s benchmark and over the last 10 years, the Class I Shares returned 3.75% (average annual return) versus 3.75% for the Fund’s benchmark. The Praxis Impact Bond Fund has been in the Morningstar Intermediate Term Bond category for many years. On April 30, 2019, Morningstar split this category into two and the Fund was moved to the US Fund Intermediate Core Bond category. This was the more conservative fund category in the split and we feel that it is the most appropriate category, based upon our management of the Fund. When ranked within its Fund category, the Class I Shares were in the 59th percentile for the one-year time period, 38th percentile for the 5-year period and 43rd percentile for the last 10 years.

In the last quarter of 2018, the 10-year Treasury bond yield reached a high of 3.24%, but it ended the year at 2.69%. That wasn’t the lowest yield in 2019 – in fact, that turned out to be near the peak for 2019 as the 10-year Treasury yield finished at 1.92%. At the beginning of 2019, the Federal Reserve was expected to keep the Fed Funds rate steady, but instead tariffs, trade wars and a global economic slowdown pushed the Fed to lower the Federal Funds target rate three times, starting in July. Generally, when expectations of slower economic growth and a potential recession fester, the stock market tends to fall, but instead equity investors kept their faith in the Fed to protect them from the downside. The strong stock market led to lower corporate spreads and this plus lower yields produced a 14.5% total return in the Bloomberg Barclays Corporate Index. This was the strongest total return for corporate bonds since 2009 and better than any other year in the last 20.

2019 turned out to be a decent year in terms of the economic data, despite heightened concerns of an economic slowdown during the summer. The unemployment rate started at 3.9% and ended at 3.5%, which matched a 50-year low. This was only 0.1% from matching the lowest rate in the last 65 years. The labor market has been very strong during this economic cycle. Inflation as measured by the consumer price index (CPI) was below 2 percent for most of the year, but it did finish at 2.3% by December. Gross domestic product (GDP) in 2019 fell back to 2.3% year-over-year, which is right near its average level over this decade. Each of those numbers was fine, but the tariffs and global trade wars proved to be a real problem for the manufacturing sector. Although the manufacturing sector is a relatively small part of the overall economy, manufacturing indices went from strong expansion territory in 2018 to recessionary levels by the last quarter of the year. Weakness in the manufacturing sector, along with the concerning market signal the inverted U.S. Treasury yield curve implied, were the major reasons for the growth concerns that arose during 2019.

The Fed acknowledged that it raised the Fed Funds rate too far and too fast in 2018 by decreasing the rate three times in 2019, back down to the lower bound of 1.5%. This led to a strong decrease in short-term interest rates, with the 6-month Treasury bill moving lower by 0.90%. Interestingly, the 6-month Treasury bill yield increased by just over 0.90% in 2018. Longer term interest rates also moved lower during the year, with the 30-year Treasury down about 0.63% in the calendar year. We increased our duration in the Fund by the end of 2018, but we started lowering the duration too quickly during the year as interest rates fell. This lower duration was the biggest detractor from performance versus the index.

The Praxis Impact Bond Fund has a higher than index weight to corporate bonds, but the bonds generally have a shorter time period to maturity and they generally are less risky than bonds in the index. This combination hurt the Fund versus the index and versus peers, especially in the last half of the year. Our continued underweight to mortgage-backed securities was a positive for the full year. The lack of U.S. Treasury holdings in the Fund was also a positive as U.S. agency bonds, which we hold in lieu of Treasury securities, gained 0.54% in 2019 on an excess return basis versus Treasuries.

We don’t believe we can predict the future, but the dramatic drop of interest rates in 2019 was different than our expectations. Inflation stayed lower than we expected and that helped push interest rates down. On the other hand, GDP growth and the unemployment rate were in line with our expectations.

We believe that 2020 will be an even more difficult year for GDP growth. The stimulus of tax cuts is wearing off and there is still a lot of uncertainty with tariffs, trade wars, political and geopolitical concerns. We are in the longest economic expansion cycle since the inception of the data in 1854 and it is difficult to know if this will be the year it finally ends. We will stay diligent in our assessment of the most likely outcome for economic growth and adjust our positioning to take advantage of either an abundance of exuberance or pessimism if those conditions present themselves.

According to Bloomberg New Energy Finance (BNEF), the global sustainable finance market had another record year. BNEF defines sustainable finance to include green, social and sustainability bonds and loans. Issuance in 2019 reached $465 billion, after $261 billion of issuance in 2018. The entire market had $5 billion of issuance in 2012. The Europe, Middle East and Africa market is the largest

Praxis Impact Bond Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited), continued

geographic issuance area, but the Americas are in second place. Green bonds fund projects that have positive environmental benefits. Social bonds fund projects that have positive social outcomes and sustainability bonds fund projects that have a mix of a green and social impact.

We were able to keep the Fund’s holdings of positive impact bonds – fixed-income investments that have a positive impact on the climate and/or community – to about 30% of the portfolio by Dec. 31, 2019. We bought many new bonds, but a lot of bonds matured. Some examples of new bond purchases were one that supported an impact investment through Overseas Private Investment Corporation (OPIC) that lent to Sarona Frontier Markets, and another through OPIC that supported women’s impact investments. There was a sustainability bond for a CDFI (Community Development Finance Institution), and many other green, social and sustainability bonds.

Of the 127 bonds in the Fund that we define as positive impact holdings, 88 provide clear benefits to the climate. The remaining positive impact bonds produce benefits to communities by funding affordable housing, community development, education, sustainability and social bonds, and more.

As we start 2020, we are positioned for the expectation that corporate bonds will not perform as well as they did in 2019. We continue to look for additional opportunities to enhance the financial return of the Praxis Impact Bond Fund and to make a positive impact on the world that we share.

Benjamin J. Bailey, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

Chris Woods, CFA®
Praxis Impact Bond Fund Co-Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio managers as of Dec. 31, 2019, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Impact Bond Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 3.75%) of the Fund and Index from 12/31/09 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Impact Bond Fund
Class A *	5/12/99	3.75%	2.14%	1.77%	2.94%	0.98%	0.98%
Class A (Without Load)	5/12/99	7.75%	3.45%	2.55%	3.34%
Class I	5/1/06	8.15%	3.89%	2.96%	3.75%	0.53%	0.53%
Bloomberg Barclays U.S. Aggregate Bond Index [1]		8.72%	4.03%	3.05%	3.75%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 3.75%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019. Contractual fee waivers are in effect from May 1, 2019 through April 30, 2020 for Class A.

1    Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index composed of the Bloomberg Barclays U.S. Government/Credit Index and the Bloomberg Barclays U.S. Mortgage-Backed Securities Index and includes Treasury issues, agency issues, corporate bond issues and mortgage-backed securities, and is intended to be generally representative of the bond market as a whole.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Impact Bond Fund

December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
ASSET BACKED SECURITIES — 2.4%
CAL Funding II Ltd. (a)(b)	3.620%	06/25/42	$556,250	$556,192
CLI Funding, LLC (b)	2.830%	03/18/28	318,000	316,201
Cronos Containers Program Ltd. (b)	3.270%	11/18/29	435,185	434,014
Domino’s Pizza Master Issuer, LLC (b)	3.082%	07/25/47	1,470,000	1,471,176
Global SC Finance II SRL (b)	2.980%	04/17/28	383,333	383,029
Golden Credit Card Trust (b)	2.020%	04/15/22	1,990,000	1,990,239
InSite Issuer, LLC (b)	2.883%	11/15/46	1,750,000	1,758,372
Master Credit Card Trust (b)	2.260%	01/21/20	2,000,000	1,996,405
SBA Tower Trust (b)	3.448%	03/15/23	1,250,000	1,287,843
SBA Tower Trust (b)	2.836%	01/15/25	282,000	283,111
SolarCity LMC, Series I, LLC (b)	4.800%	12/21/26	514,839	533,466
SolarCity LMC, Series IV, LLC (b)	4.180%	08/21/45	220,093	222,578
Spruce ABS Trust (b)(c)	4.320%	06/15/28	164,181	165,627
Textainer Marine Containers Ltd. (b)	3.720%	05/20/42	569,427	571,562
Trillium Credit Card Trust II (b)	3.038%	01/26/24	2,000,000	2,020,329
Wendy’s Funding, LLC (b)	3.783%	06/15/49	388,050	395,652
TOTAL ASSET BACKED SECURITIES (COST $14,321,429)				14,385,796

MUNICIPAL BONDS — 1.2%
American Municipal Power Ohio, Inc., Rev. Taxable-Hydroelectric Projects	7.334%	02/15/28	1,000,000	1,273,940
Columbus Multi-High School Building Corp.	6.446%	01/15/30	1,000,000	1,001,520
Findlay City School District	6.250%	12/01/37	270,000	270,850
Houston Independent School District	6.168%	02/15/34	1,000,000	1,003,400
Massachusetts St.	3.277%	06/01/46	1,500,000	1,508,715
New Jersey St. Housing and Mortgage Finance	2.600%	07/01/23	220,000	222,636
Osceola County Housing Finance Authority Rev.	3.350%	07/01/23	160,000	168,880
St. of Hawaii, Department of Business Economic Development & Tourism	1.467%	07/01/22	145,834	145,713
St. Paul Housing & Redevelopment Authority Rev.	2.993%	07/01/21	1,250,000	1,266,962
TOTAL MUNICIPAL BONDS (COST $6,748,235)				6,862,616

CORPORATE BONDS — 36.7%
AIRLINES — 0.3%
British Airways, Series 2013-1 (b)	4.625%	06/20/24	567,262	600,371
Delta Air Lines, Inc.	2.875%	03/13/20	435,000	435,068
Southwest Airlines Co.	2.650%	11/05/20	680,000	683,615
				1,719,054

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.7%, continued
AUTO PARTS — 0.3%
American Honda Finance Corp.	3.550%	01/12/24	$357,000	$376,632
BorgWarner, Inc.	4.625%	09/15/20	1,500,000	1,523,785
				1,900,417
BANKS — 5.1%
Axis Bank/Dubai (b)	2.875%	06/01/21	500,000	500,414
Bank of America Corp.	3.499%	05/17/22	1,000,000	1,020,091
Bank of America Corp.	3.300%	01/11/23	500,000	516,941
Bank of America Corp.	3.335%	01/25/23	1,000,000	1,027,479
Bank of America Corp.	4.100%	07/24/23	1,000,000	1,066,693
Bank of America Corp.	2.456%	10/22/25	1,000,000	1,006,690
Bank of America Corp.	4.271%	07/23/29	1,000,000	1,111,515
Capital One Financial Corp.	2.500%	05/12/20	1,000,000	1,001,318
Citigroup, Inc.	4.500%	01/14/22	1,250,000	1,310,610
Citigroup, Inc.	3.875%	10/25/23	1,000,000	1,061,901
Citigroup, Inc.	3.700%	01/12/26	1,750,000	1,866,605
Commonwealth Bank of Australia (b)	2.250%	03/10/20	1,500,000	1,500,799
Discover Bank/Greenwood DE	4.200%	08/08/23	1,255,000	1,334,209
Fifth Third Bank	3.650%	01/25/24	1,250,000	1,319,398
ING Groep N.V. (b)	4.625%	01/06/26	1,250,000	1,390,512
JPMorgan Chase & Co.	4.625%	05/10/21	500,000	517,477
JPMorgan Chase & Co.	3.250%	09/23/22	1,500,000	1,551,969
JPMorgan Chase & Co.	3.200%	06/15/26	2,557,000	2,671,617
Mitsubishi UFJ Financial Group	2.527%	09/13/23	1,250,000	1,263,682
National Australia Bank, New York Branch	3.625%	06/20/23	1,750,000	1,836,471
National Bank of Canada (b)	2.150%	10/07/22	1,250,000	1,249,727
PNC Bank N.A.	3.500%	06/08/23	1,285,000	1,348,052
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	1,250,000	1,255,145
Toronto-Dominion Bank	1.850%	09/11/20	1,575,000	1,574,820
				30,304,135
BIOTECHNOLOGY — 0.3%
Biogen, Inc.	2.900%	09/15/20	1,000,000	1,007,350
Gilead Sciences, Inc.	3.650%	03/01/26	500,000	538,497
				1,545,847
BUILDING MATERIALS — 0.2%
Carlisle Cos., Inc.	3.500%	12/01/24	1,250,000	1,298,494

BUILDING MATERIALS & SERVICES — 0.1%
NVR, Inc.	3.950%	09/15/22	500,000	520,991

BUILDING PRODUCTS — 0.3%
Masco Corp.	3.500%	04/01/21	482,000	489,180
Owens Corning	4.200%	12/01/24	1,000,000	1,055,278
Owens Corning	3.950%	08/15/29	300,000	312,283
				1,856,741
CAPITAL MARKETS — 1.4%
Bank of New York Mellon Corp. (The), Perpetual Bond	4.950%	12/29/49	1,000,000	1,010,000
Goldman Sachs Group, Inc.	2.600%	04/23/20	1,000,000	1,001,302

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.7%, continued
CAPITAL MARKETS — 1.4%, continued
Goldman Sachs Group, Inc.	6.000%	06/15/20	$1,200,000	$1,221,180
Goldman Sachs Group, Inc.	3.272%	09/29/25	1,500,000	1,552,956
Morgan Stanley	3.125%	07/27/26	2,000,000	2,065,082
State Street Corp.	7.350%	06/15/26	1,000,000	1,259,449
				8,109,969
CHEMICALS — 1.1%
DowDuPont, Inc.	4.493%	11/15/25	1,500,000	1,652,084
Ecolab, Inc.	5.500%	12/08/41	150,000	197,569
Ecolab, Inc.	3.950%	12/01/47	1,220,000	1,362,803
LG Chemical Ltd. (b)	3.250%	10/15/24	290,000	297,806
NOVA Chemicals Corp. (b)	5.250%	08/01/23	500,000	510,645
Nutrien Ltd.	5.875%	12/01/36	840,000	999,563
Solvay Finance S.A. (b)	4.450%	12/03/25	1,250,000	1,352,676
				6,373,146
COMMERCIAL SERVICES & SUPPLIES — 0.2%
Steelcase, Inc.	5.125%	01/18/29	1,000,000	1,131,358

CONSUMER FINANCE — 0.7%
American Express Credit Corp.	2.600%	09/14/20	1,000,000	1,003,682
American Express Credit Corp.	3.000%	10/30/24	1,000,000	1,033,922
Ford Motor Credit Co., LLC	3.157%	08/04/20	1,000,000	1,003,970
Hyundai Capital Services, Inc. (b)	2.875%	03/16/21	1,250,000	1,256,348
				4,297,922
CONSUMER SERVICES — 0.8%
Conservation Fund, Series 2019	3.474%	12/15/29	535,000	533,394
Ford Foundation (The), Series 2017	3.859%	06/01/47	2,145,000	2,417,386
Local Initiatives Support Corp.	4.649%	03/01/37	1,500,000	1,604,556
Low Income Investment Fund	3.386%	07/01/26	115,000	116,069
				4,671,405
CONTAINERS & PACKAGING — 0.4%
Avery Dennison Corp.	5.375%	04/15/20	1,250,000	1,259,921
Sonoco Products Co.	5.750%	11/01/40	1,000,000	1,223,056
				2,482,977
DIVERSIFIED FINANCIAL SERVICES — 0.9%
AerCap Ireland Capital Ltd.	5.000%	10/01/21	1,000,000	1,048,559
Brookfield Finance, Inc.	4.250%	06/02/26	1,000,000	1,086,916
GATX Corp.	2.600%	03/30/20	897,000	897,540
GATX Corp.	4.350%	02/15/24	300,000	320,822
Genpact Luxembourg S.A.R.L.	3.700%	04/01/22	1,100,000	1,116,010
MSCI, Inc. (b)	5.750%	08/15/25	500,000	524,375
S&P Global, Inc.	4.000%	06/15/25	500,000	543,900
				5,538,122
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%
AT&T, Inc.	4.100%	02/15/28	507,000	551,691
AT&T, Inc.	5.250%	03/01/37	500,000	597,392
AT&T, Inc.	4.750%	05/15/46	1,000,000	1,131,743

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.7%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.9%, continued
Verizon Communications, Inc.	3.875%	02/08/29	$1,000,000	$1,103,114
Verizon Communications, Inc.	5.500%	03/16/47	1,250,000	1,697,350
				5,081,290
EDUCATION — 1.1%
Massachusetts Institute of Technology	3.959%	07/01/38	1,500,000	1,696,656
President & Fellows of Harvard College	3.150%	07/15/46	2,500,000	2,554,485
University of Notre Dame, Series 2017	3.394%	02/15/48	2,000,000	2,130,437
				6,381,578
ELECTRIC UTILITIES — 3.4%
Caledonia Generating, LLC (b)	1.950%	02/28/22	240,630	240,191
DTE Electric Co.	4.050%	05/15/48	1,750,000	2,031,823
Electricite de France S.A. (b)	3.625%	10/13/25	1,250,000	1,326,917
Enel Finance International N.V. (b)	2.650%	09/10/24	1,250,000	1,254,216
Florida Power & Light Co.	3.700%	12/01/47	1,300,000	1,419,741
Georgia Power Co.	3.250%	04/01/26	1,000,000	1,038,465
Interstate Power & Light	3.600%	04/01/29	1,250,000	1,331,388
MidAmerican Energy Co.	3.950%	08/01/47	1,750,000	1,984,182
Northern States Power Co.	2.900%	03/01/50	1,250,000	1,194,202
NSTAR Electric Co.	5.500%	03/15/40	1,250,000	1,603,816
Pacificorp	8.080%	10/14/22	500,000	570,195
Pennsylvania Electric Co.	5.200%	04/01/20	500,000	503,582
Potomac Electric Power Co.	6.500%	11/15/37	1,000,000	1,419,166
Public Service Colorado	3.700%	06/15/28	1,750,000	1,909,400
San Diego Gas and Electric Co.	4.500%	08/15/40	841,000	949,365
Southern California Edison	4.050%	03/15/42	1,165,000	1,207,052
				19,983,701
ELECTRICAL EQUIPMENT — 0.3%
Johnson Controls, Inc.	3.750%	12/01/21	14,000	14,467
Legrand S.A.	8.500%	02/15/25	1,000,000	1,276,908
Thomas & Betts Corp.	5.625%	11/15/21	720,000	767,040
				2,058,415
FOOD & STAPLES RETAILING — 0.3%
Ahold Finance U.S.A., LLC, Series 2000-1, CV (a)	7.820%	01/02/20	2,927	2,941
Ahold Finance U.S.A., LLC, CV	8.620%	01/02/25	545,604	616,822
Kroger Co. (The)	5.000%	04/15/42	1,000,000	1,113,848
				1,733,611
FOOD PRODUCTS — 2.2%
Bunge Ltd. Finance Corp.	3.500%	11/24/20	1,250,000	1,265,593
Campbell Soup Co.	3.950%	03/15/25	1,500,000	1,598,233
Cargill, Inc. (b)	4.760%	11/23/45	1,250,000	1,530,732
General Mills, Inc.	4.000%	04/17/25	1,500,000	1,622,426
J.M. Smucker Co. (The)	3.500%	03/15/25	1,250,000	1,315,769
Kellogg Co.	2.650%	12/01/23	1,250,000	1,274,000
Mars, Inc. (b)	3.600%	04/01/34	1,500,000	1,646,036

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.7%, continued
FOOD PRODUCTS — 2.2%, continued
Mead Johnson Nutrition Co.	3.000%	11/15/20	$1,000,000	$1,008,894
Wm. Wrigley Jr. Co. (b)	3.375%	10/21/20	1,430,000	1,443,945
				12,705,628
GAS UTILITIES — 0.3%
Brooklyn Union Gas Co. (b)	4.504%	03/10/46	1,250,000	1,433,785
Indiana Gas Co., Inc.	6.550%	06/30/28	250,000	300,313
				1,734,098
HEALTH CARE PROVIDERS & SERVICES — 0.5%
CVS Health Corp.	4.300%	03/25/28	1,250,000	1,365,552
Kaiser Foundation Hospital	3.150%	05/01/27	1,500,000	1,566,951
				2,932,503
HOTELS, RESTAURANTS & LEISURE — 0.5%
Hyatt Hotels Corp.	3.375%	07/15/23	1,000,000	1,024,569
Marriott International, Inc.	3.600%	04/15/24	727,000	765,768
Starbucks Corp.	2.450%	06/15/26	1,000,000	1,014,403
				2,804,740
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.5%
Midland Cogeneration Venture, L.P., CV (b)	5.250%	03/15/25	147,006	147,161
Midland Cogeneration Venture, L.P., CV (b)	6.000%	03/15/25	379,191	380,256
Solar Star Funding, LLC (b)	3.950%	06/30/35	292,000	285,975
Solar Star Funding, LLC (b)	5.375%	06/30/35	446,996	490,140
Tenaska Virginia Partners, L.P. (b)	6.119%	03/30/24	597,302	631,760
Topaz Solar Farms, LLC (b)	4.875%	09/30/39	272,988	281,178
Topaz Solar Farms, LLC (b)	5.750%	09/30/39	639,602	705,161
				2,921,631
INDUSTRIAL CONGLOMERATES — 0.2%
Ingersoll-Rand Global Holding Co. Ltd.	2.900%	02/21/21	500,000	504,594
Ingersoll-Rand Global Holding Co. Ltd.	6.391%	11/15/27	655,000	777,781
				1,282,375
INSURANCE — 3.9%
Aflac, Inc.	4.000%	10/15/46	1,058,000	1,173,518
American International Group, Inc.	3.750%	07/10/25	1,250,000	1,337,933
Anthem, Inc., CV	2.500%	11/21/20	1,500,000	1,506,674
Athene Global Funding (b)	2.750%	04/20/20	1,550,000	1,553,229
Fidelity National Financial, Inc.	5.500%	09/01/22	725,000	780,628
Five Corners Funding Trust (b)	4.419%	11/15/23	1,000,000	1,085,663
Horace Mann Educators Corp.	4.500%	12/01/25	1,235,000	1,303,819
Jackson National Life Global Funding (b)	3.300%	06/11/21	1,250,000	1,275,215
Kemper Corp.	4.350%	02/15/25	1,250,000	1,329,343
Liberty Mutual Group, Inc. (b)	4.950%	05/01/22	1,050,000	1,113,823
Marsh & McLennan Cos., Inc.	3.750%	03/14/26	1,000,000	1,074,741

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.7%, continued
INSURANCE — 3.9%, continued
Met Life Global Funding (b)	3.600%	01/11/24	$1,750,000	$1,851,578
OneBeacon US Holdings, Inc.	4.600%	11/09/22	1,000,000	1,054,749
Principal Financial Group, Inc., CV	3.700%	05/15/29	1,250,000	1,363,234
Prudential Financial, Inc. (a)	5.875%	09/15/42	500,000	537,500
Reinsurance Group of America, Inc., CV	3.900%	05/15/29	1,000,000	1,067,030
RLI Corp.	4.875%	09/15/23	1,000,000	1,071,735
Sammons Financial Group, Inc. (b)	4.450%	05/12/27	1,050,000	1,085,733
StanCorp Financial Group, Inc.	5.000%	08/15/22	1,250,000	1,323,436
				22,889,581
IT SERVICES — 0.7%
Broadridge Financial Solutions, Inc.	3.950%	09/01/20	1,000,000	1,012,622
Fiserv, Inc.	2.700%	06/01/20	1,000,000	1,002,478
IBM Corp.	3.300%	05/15/26	1,000,000	1,055,659
Xerox Corp.	4.070%	03/17/22	750,000	766,875
				3,837,634
LIFE SCIENCES TOOLS & SERVICES — 0.2%
Agilent Technologies, Inc.	3.875%	07/15/23	1,250,000	1,311,803

MACHINERY — 0.2%
Illinois Tool Works, Inc.	3.900%	09/01/42	1,000,000	1,157,643

MEDIA — 0.4%
Comcast Corp.	4.750%	03/01/44	500,000	608,532
Discovery Communications, Inc.	2.800%	06/15/20	1,000,000	1,002,597
Time Warner Cable, Inc.	4.500%	09/15/42	500,000	511,189
				2,122,318
METALS & MINING — 0.5%
Newcrest Finance Property Ltd. (b)	4.450%	11/15/21	1,000,000	1,036,157
Nucor Corp.	4.125%	09/15/22	665,000	698,009
Reliance Steel & Aluminum Co.	4.500%	04/15/23	1,105,000	1,168,008
				2,902,174
MULTI-LINE RETAIL — 0.0% (d)
Macy’s Retail Holdings, Inc.	9.500%	04/15/21	135,000	141,304

MULTI-UTILITIES — 1.1%
Avangrid, Inc.	3.150%	12/01/24	1,800,000	1,858,395
Duke Energy, LLC	3.450%	03/15/29	1,250,000	1,339,934
Puget Energy, Inc.	5.625%	07/15/22	750,000	804,624
Puget Sound Energy, Inc.	4.223%	06/15/48	1,000,000	1,152,517
Westar Energy, Inc.	2.550%	07/01/26	1,292,000	1,295,990
				6,451,460

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.7%, continued
PAPER & FOREST PRODUCTS — 0.3%
Fibria Overseas Finance Ltd.	5.500%	01/17/27	$800,000	$875,008
Klabin Finance S.A. (b)	4.875%	09/19/27	750,000	780,007
				1,655,015
PHARMACEUTICALS — 0.9%
AbbVie, Inc.	2.500%	05/14/20	1,000,000	1,001,502
AbbVie, Inc. (b)	2.950%	11/21/26	500,000	509,082
AstraZeneca Wilmington	7.000%	11/15/23	1,100,000	1,291,569
Bristol-Myers Squibb Co. (b)	2.875%	08/15/20	1,250,000	1,257,004
Zoetis, Inc.	3.250%	02/01/23	1,200,000	1,235,405
				5,294,562
PIPELINES — 0.7%
Columbia Pipeline Group, Inc.	3.300%	06/01/20	850,000	852,893
Florida Gas Transmission Co., LLC (b)	4.350%	07/15/25	1,000,000	1,078,360
Northern Natural Gas Co. (b)	4.100%	09/15/42	1,000,000	1,055,646
Oneok Partners, L.P.	4.900%	03/15/25	1,042,000	1,147,685
				4,134,584
PROFESSIONAL SERVICES — 0.2%
Experian Financial plc (b)	2.750%	03/08/30	470,000	463,057
Verisk Analytics, Inc.	5.800%	05/01/21	960,000	1,003,636
				1,466,693
PUBLISHING — 0.2%
RELX Capital, Inc.	3.500%	03/16/23	1,200,000	1,246,074

REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.5%
Alexandria Real Estate Equities, Inc.	4.000%	01/15/24	1,500,000	1,598,275
Boston Properties, L.P.	4.500%	12/01/28	1,250,000	1,417,489
Digital Realty Trust, L.P.	3.950%	07/01/22	1,250,000	1,301,630
Duke Realty Trust, L.P.	2.875%	11/15/29	1,500,000	1,504,275
ERP Operating, L.P.	4.150%	12/01/28	1,250,000	1,403,908
Regency Centers, L.P.	3.750%	06/15/24	1,000,000	1,050,725
Vornado Realty, L.P.	3.500%	01/15/25	567,000	589,941
				8,866,243
ROAD & RAIL — 1.0%
Burlington Northern Santa Fe, LLC	7.160%	01/02/20	66,207	66,216
Burlington Northern Santa Fe, LLC	5.750%	05/01/40	1,000,000	1,350,228
Norfolk Southern Corp.	4.837%	10/01/41	1,000,000	1,185,104
Norfolk Southern Corp.	4.150%	02/28/48	500,000	565,292
Ryder System, Inc.	2.650%	03/02/20	455,000	455,101
Ryder System, Inc.	2.500%	05/11/20	795,000	795,891
TTX Co. (b)	2.600%	06/15/20	1,000,000	1,001,918
TTX Co. (b)	4.600%	02/01/49	280,000	341,509
				5,761,259
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.6%
Intel Corp.	3.734%	12/08/47	1,361,000	1,498,427
KLA-Tencor Corp.	4.125%	11/01/21	500,000	517,091
Lam Research Corp.	2.750%	03/15/20	1,000,000	1,000,505
Maxim Integrated Products, Inc.	3.375%	03/15/23	500,000	511,467
				3,527,490

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE BONDS — 36.7%, continued
SOFTWARE — 0.4%
Microsoft Corp.	4.450%	11/03/45	$2,000,000	$2,504,390

SPECIALTY RETAIL — 0.6%
Advanced Auto Parts, Inc.	4.500%	01/15/22	402,000	417,529
Gap, Inc. (The)	5.950%	04/12/21	1,000,000	1,037,847
Lowe’s Cos., Inc.	4.650%	04/15/42	1,000,000	1,146,655
O’Reilly Automotive, Inc.	3.800%	09/01/22	1,000,000	1,040,368
				3,642,399
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.4%
Apple, Inc.	2.850%	02/23/23	1,250,000	1,285,747
Apple, Inc.	3.000%	06/20/27	1,000,000	1,048,320
Seagate HDD Cayman	4.250%	03/01/22	107,000	110,758
				2,444,825
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Hanesbrands, Inc. (b)	4.625%	05/15/24	500,000	527,290

TRANSPORTATION SERVICES — 0.5%
ERAC USA Finance, LLC (b)	2.700%	11/01/23	1,250,000	1,265,268
Mexico City Airport Trust (b)	4.250%	10/31/26	497,000	519,370
Penske Truck Leasing (b)	3.450%	07/01/24	1,250,000	1,298,614
				3,083,252
TOTAL CORPORATE BONDS (COST $203,655,560)				216,338,141

CORPORATE NOTES — 1.0%
COMMUNITY DEVELOPMENT — 1.0%
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/15/20	850,000	848,168
Calvert Social Investment Foundation, Inc. (c)	2.000%	06/15/22	980,000	974,674
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/15/23	1,650,000	1,665,246
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/23	950,000	959,262
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/17/24	980,000	979,799
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/24	400,000	400,000
TOTAL CORPORATE NOTES (COST $5,810,000)				5,827,149

FOREIGN GOVERNMENTS — 8.5%
FOREIGN AGENCY — 3.5%
Banco Nacional de Costa Rica (b)	5.875%	04/25/21	325,000	332,316
Bank Nederlandse Gemeenten (b)	2.125%	12/14/20	1,500,000	1,504,726
BNG Bank N.V. (b)	3.125%	11/08/21	1,500,000	1,538,971
BNG Bank N.V. (b)	1.500%	10/16/24	1,500,000	1,474,800
Export Development Canada	1.625%	06/01/20	1,700,000	1,699,371
Export-Import Bank of Korea	2.125%	02/11/21	1,250,000	1,251,409
KFW	1.875%	11/30/20	1,450,000	1,451,815
KFW	2.000%	11/30/21	1,000,000	1,006,623
KFW	2.000%	09/29/22	1,500,000	1,513,209
Kommunalbanken A.S. (b)	1.375%	10/26/20	1,000,000	996,715

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
FOREIGN GOVERNMENTS — 8.5%, continued
FOREIGN AGENCY — 3.5%, continued
Kommunalbanken A.S. (b)	2.125%	02/11/25	$1,000,000	$1,015,470
Kommunivest I Sverige AB (b)	1.875%	06/01/21	2,000,000	2,003,100
Korea East-West Power Co. (b)	3.875%	07/19/23	147,000	154,758
Municipality Finance plc (b)	1.375%	09/21/21	1,000,000	994,109
Nacional Financiera SNC (b)	3.375%	11/05/20	1,000,000	1,004,450
Nederlandse Waterschapsbank N.V. (b)	2.125%	11/15/21	1,500,000	1,509,150
Svensk Exportkredit AB	1.875%	06/23/20	1,250,000	1,250,515
				20,701,507
SUPRANATIONAL — 5.0%
African Development Bank	3.000%	12/06/21	1,000,000	1,024,659
Asian Development Bank	2.125%	03/19/25	1,000,000	1,015,559
Asian Development Bank	3.125%	09/26/28	1,000,000	1,091,874
European Bank for Reconstruction & Development	1.875%	07/15/21	1,500,000	1,504,112
European Bank for Reconstruction & Development	1.625%	09/27/24	1,250,000	1,241,347
European Investment Bank	2.500%	10/15/24	1,000,000	1,033,890
European Investment Bank (b)	2.875%	06/13/25	1,000,000	1,056,758
European Investment Bank	2.125%	04/13/26	1,000,000	1,012,878
European Investment Bank	2.375%	05/24/27	1,000,000	1,032,076
Inter-American Development Bank	3.000%	09/26/22	2,000,000	2,069,825
Inter-American Development Bank	4.375%	01/24/44	3,000,000	3,958,211
International Bank for Reconstruction & Development	2.125%	03/03/25	500,000	508,585
International Bank for Reconstruction & Development	3.125%	11/20/25	1,000,000	1,073,203
International Development Association (b)	2.750%	04/24/23	5,000,000	5,162,102
International Finance Corp., Series GMTN	1.750%	03/30/20	3,456,000	3,455,942
International Finance Corp., Series GMTN	2.000%	10/24/22	2,000,000	2,016,960
Nordic Investment Bank	2.250%	09/30/21	1,000,000	1,007,845
				29,265,826
TOTAL FOREIGN GOVERNMENTS (COST $48,372,384)				49,967,333

COMMERCIAL MORTGAGE-BACKED SECURITIES — 0.5%
Commercial Mortgage Pass-Through Certificates	3.391%	05/15/45	937,425	958,935
Commercial Mortgage Pass-Through Certificates	2.853%	10/15/45	993,930	1,006,204
OBP Depositor, LLC Trust (b)	4.646%	07/15/45	1,040,000	1,039,125
TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (COST $3,097,051)				3,004,264

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.9%
FEDERAL HOME LOAN BANK — 6.2%
FHLB	3.375%	06/12/20	$1,000,000	$1,007,279
FHLB	3.250%	11/16/28	10,250,000	11,209,510
FHLB	5.500%	07/15/36	17,120,000	24,064,988
				36,281,777
FEDERAL HOME LOAN MORTGAGE CORPORATION — 12.8%
FHLMC	5.000%	12/01/21	25,037	25,930
FHLMC	2.375%	01/13/22	8,460,000	8,590,408
FHLMC	5.500%	04/01/22	11,130	11,351
FHLMC	4.000%	11/01/24	213,414	222,691
FHLMC	4.000%	10/01/25	100,496	104,893
FHLMC	2.875%	04/25/26	3,000,000	3,084,042
FHLMC	6.000%	04/01/27	95,421	105,082
FHLMC	2.500%	10/01/27	602,609	611,009
FHLMC	2.738%	04/25/29	2,400,000	2,457,919
FHLMC	7.000%	02/01/30	19,005	19,037
FHLMC	7.500%	07/01/30	124,083	141,381
FHLMC	7.000%	03/01/31	46,840	53,293
FHLMC	6.250%	07/15/32	12,550,000	18,076,991
FHLMC	3.000%	11/01/32	798,238	822,847
FHLMC	3.000%	11/01/32	1,143,007	1,178,222
FHLMC	5.500%	11/01/33	38,917	43,045
FHLMC (H15T1Y + 2.231) (a)	4.731%	05/01/34	59,866	63,234
FHLMC (H15T1Y + 2.231) (a)	4.731%	05/01/34	18,374	19,184
FHLMC	5.000%	07/01/35	84,556	93,182
FHLMC	4.500%	10/01/35	151,554	164,606
FHLMC	5.500%	03/01/36	43,477	48,971
FHLMC	5.500%	06/01/36	56,725	63,854
FHLMC	6.000%	06/01/36	46,648	51,851
FHLMC	5.500%	12/01/36	48,821	54,923
FHLMC	6.000%	08/01/37	27,106	30,915
FHLMC	5.000%	03/01/38	251,236	277,193
FHLMC	4.500%	06/01/39	298,441	324,289
FHLMC	5.000%	06/01/39	402,655	444,271
FHLMC	4.500%	07/01/39	303,368	329,511
FHLMC	4.500%	11/01/39	277,882	301,943
FHLMC	4.500%	09/01/40	450,136	489,126
FHLMC	4.500%	05/01/41	878,305	954,118
FHLMC	4.500%	07/01/41	894,098	971,284
FHLMC	5.000%	09/01/41	372,483	410,743
FHLMC	3.500%	10/01/41	597,832	630,474
FHLMC	4.000%	10/01/41	478,103	512,605
FHLMC	3.500%	02/01/42	887,584	935,496
FHLMC	4.000%	02/01/42	250,375	268,775
FHLMC	3.500%	06/01/42	1,049,665	1,112,831
FHLMC	3.500%	06/01/42	1,020,717	1,076,595
FHLMC	3.500%	08/01/42	1,092,241	1,151,906
FHLMC	3.000%	11/01/42	1,807,013	1,862,862
FHLMC	3.000%	01/01/43	1,077,377	1,110,468
FHLMC	3.000%	05/01/43	1,544,118	1,591,219
FHLMC	3.500%	10/01/44	1,297,373	1,358,531
FHLMC	3.500%	11/01/44	1,172,937	1,227,509
FHLMC	3.500%	04/01/45	1,419,064	1,482,554
FHLMC	3.000%	05/01/46	2,141,153	2,194,169
FHLMC	3.000%	12/01/46	3,785,162	3,879,074
FHLMC	3.500%	03/01/48	4,250,948	4,489,357
FHLMC	3.500%	03/01/49	3,640,739	3,746,129

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.9%, continued
FEDERAL HOME LOAN MORTGAGE CORPORATION — 12.8%, continued
FHLMC	3.500%	07/01/49	$5,953,788	$6,120,718
				75,392,611
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 23.7%
FNMA	3.500%	07/01/20	12,880	13,339
FNMA	1.875%	04/05/22	9,500,000	9,561,211
FNMA	5.500%	06/01/22	23,625	24,127
FNMA	2.890%	07/01/22	2,310,479	2,334,748
FNMA	2.000%	10/05/22	3,500,000	3,537,639
FNMA	2.190%	01/01/23	1,924,257	1,929,723
FNMA	2.375%	01/19/23	4,500,000	4,601,609
FNMA	2.670%	12/01/23	2,370,281	2,413,893
FNMA	2.646%	07/25/24	3,000,000	3,051,181
FNMA	2.625%	09/06/24	5,750,000	5,986,138
FNMA	2.890%	12/01/24	4,000,000	4,090,494
FNMA	3.080%	12/01/24	2,277,629	2,370,486
FNMA	2.710%	01/01/25	4,500,000	4,564,512
FNMA	5.000%	04/01/25	63,631	67,924
FNMA	5.000%	07/01/25	49,530	52,878
FNMA	3.500%	10/01/25	105,294	109,092
FNMA	5.000%	10/01/25	67,859	72,488
FNMA	5.500%	11/01/25	20	21
FNMA	4.000%	03/01/26	411,946	430,734
FNMA	2.910%	04/01/26	3,000,000	3,090,895
FNMA	2.125%	04/24/26	2,000,000	2,030,269
FNMA	8.500%	09/01/26	9,389	9,447
FNMA	2.894%	09/25/26	745,762	756,118
FNMA	2.746%	04/25/27	939,016	961,032
FNMA	2.500%	09/01/27	715,754	725,328
FNMA	2.500%	11/01/27	1,054,784	1,068,913
FNMA	3.044%	11/25/27	1,087,536	1,127,047
FNMA	2.500%	01/01/28	714,816	724,387
FNMA	3.325%	06/25/28	2,000,000	2,127,191
FNMA	2.412%	08/25/29	3,000,000	2,985,036
FNMA	6.625%	11/15/30	11,300,000	16,108,855
FNMA	2.000%	01/01/32	2,494,910	2,479,852
FNMA	3.000%	12/01/32	1,170,468	1,205,935
FNMA	6.000%	10/01/33	35,519	40,706
FNMA	5.500%	02/01/34	44,598	50,141
FNMA (12MO LIBOR + 1.645) (a)	4.520%	05/01/34	13,285	13,749
FNMA (H15T1Y + 2.205) (a)	4.702%	05/01/34	34,735	36,522
FNMA	6.000%	11/01/34	102,818	117,848
FNMA	5.500%	01/01/35	61,138	68,654
FNMA	5.000%	10/01/35	87,542	96,403
FNMA	5.500%	10/01/35	113,611	127,814
FNMA	6.000%	10/01/35	59,535	68,176
FNMA	5.500%	06/01/36	35,199	39,483
FNMA	6.000%	06/01/36	33,518	38,359
FNMA	5.500%	11/01/36	36,930	41,381
FNMA (12MO LIBOR + 1.631) (a)	4.576%	05/01/37	27,776	28,719
FNMA	5.625%	07/15/37	2,750,000	4,024,141
FNMA	4.500%	09/01/40	271,538	294,859
FNMA	4.500%	10/01/40	275,218	298,882
FNMA	4.000%	12/01/40	721,241	773,528
FNMA	4.000%	01/01/41	479,193	514,075
FNMA	3.500%	02/01/41	729,345	768,695

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.9%, continued
FEDERAL NATIONAL MORTGAGE ASSOCIATION — 23.7%, continued
FNMA	4.000%	10/01/41	$408,173	$437,746
FNMA	4.000%	11/01/41	418,123	448,354
FNMA	4.000%	12/01/41	542,184	581,108
FNMA	4.000%	12/01/41	1,054,849	1,130,547
FNMA	4.000%	01/01/42	1,265,396	1,357,447
FNMA	3.500%	05/01/42	881,007	928,625
FNMA	3.000%	06/01/42	1,479,036	1,523,991
FNMA	3.000%	08/01/42	1,237,175	1,274,780
FNMA	3.000%	08/01/42	1,271,639	1,310,289
FNMA	3.500%	12/01/42	1,349,258	1,427,227
FNMA	3.000%	06/01/43	1,278,852	1,317,008
FNMA	4.000%	12/01/44	1,688,323	1,826,770
FNMA	3.500%	05/01/45	1,716,135	1,815,717
FNMA	3.000%	04/01/46	2,072,043	2,122,069
FNMA	3.500%	11/01/46	3,275,722	3,420,200
FNMA	4.000%	10/01/48	3,504,185	3,649,218
FNMA	4.000%	11/01/48	4,173,173	4,419,033
FNMA	3.500%	05/01/49	3,273,553	3,364,606
FNMA	4.000%	06/01/49	4,338,553	4,509,568
FNMA	3.000%	09/01/49	4,899,105	4,969,991
FNMA	3.000%	09/01/49	4,901,545	4,974,082
FNMA	3.000%	10/01/49	4,938,497	5,010,767
				139,873,820
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION — 0.1%
GNMA	7.000%	12/20/30	16,463	18,916
GNMA	7.000%	10/20/31	12,162	14,230
GNMA	7.000%	03/20/32	46,359	54,470
GNMA	3.375%	01/20/34	37,651	39,037
GNMA	5.500%	10/20/38	9,771	10,235
GNMA	6.500%	11/20/38	7,008	7,653
GNMA	2.250%	04/16/42	260,674	260,020
				404,561
OVERSEAS PRIVATE INVESTMENT CORPORATION — 1.0%
OPIC	0.000%	06/21/23	1,000,000	1,013,710
OPIC	1.990%	09/15/26	1,000,000	1,000,000
OPIC	3.280%	09/15/29	1,024,356	1,076,218
OPIC	3.540%	06/15/30	617,656	660,025
OPIC	3.520%	09/20/32	910,714	977,546
OPIC	3.820%	06/01/33	879,474	968,457
				5,695,956
SMALL BUSINESS ADMINISTRATION — 0.0% (d)
SBA (Prime - 265) (a)	2.350%	02/25/32	167,364	166,392

UNITED STATES AGENCY OF INTERNATIONAL DEVELOPMENT — 1.9%
Ukraine Government AID Bond	1.847%	05/29/20	1,000,000	1,001,000
Hashemite Kingdom of Jordan AID Bond	2.503%	10/30/20	5,000,000	5,031,919
Ukraine Government AID Bond	1.471%	09/29/21	2,000,000	1,992,139
Iraq AID Bond	2.149%	01/18/22	1,500,000	1,513,087
Hashemite Kingdom of Jordan AID Bond	3.000%	06/30/25	1,450,000	1,531,250
				11,069,395

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Impact Bond Fund
December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
U.S. GOVERNMENT AGENCIES — 45.9%, continued
UNITED STATES DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT — 0.2%
United States Department of Housing and Urban Development	2.350%	08/01/21	$1,000,000	$1,008,324
TOTAL U.S. GOVERNMENT AGENCIES (COST $260,665,889)				269,892,836

	Shares	FAIR Value
MONEY MARKET FUNDS — 3.0%
First American Government Obligations Fund - Class X, 1.51% (e) (COST $17,531,252)	17,531,252	17,531,252

INVESTMENT COMPANIES — 0.6%
Pax High Yield Bond Fund - Institutional Shares (COST $4,199,236)	530,984	3,589,450

TOTAL INVESTMENTS - (COST $564,401,036) — 99.8%		$587,398,837
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		1,233,769
NET ASSETS — 100.0%		$588,632,606

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of December 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread (in basis points) are indicated parenthetically. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities, therefore, do not indicate a reference rate and spread.

(b)

144a security may only be resold to qualified institutional investors. These securities were deemed liquid under guidelines established by the Board of Trustees. At December 31, 2019, these securities were valued at $74,251,995 or 12.6% of net assets.

(c)	Restricted and/or illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.500%, 06/15/20	06/15/17	$850,000	$848,168	0.1%
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	980,000	974,674	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	1,650,000	1,665,246	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	950,000	959,262	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	980,000	979,799	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	400,000	400,000	0.1%
Spruce ABS Trust, 4.320%, 06/15/28	06/17/16	164,163	165,627	0.0	%(d)
		$5,974,163	$5,992,776	1.0%

(d)	Percentage rounds to less than 0.1%.
(e)	The rate shown is the 7-day effective yield as of December 31, 2019.

CV	— Convertible Security
GMTN	— Global Medium—Term Note
H15T1Y	— U.S. Treasury yield curve rate for U.S. Treasury note with a constant maturity of 1 year

LIBOR	— London Interbank Offered Rate
plc	— Public Liability Company
T	— U.S. Treasury Note

See accompanying notes to financial statements.

Praxis International Index Fund

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

International equities rallied in 2019, reversing course following a particularly challenging market environment in the fourth quarter of 2018. A combination of accommodative central bank policies and easing trade tensions helped to ease investors’ concerns of an imminent global economic slowdown. Gains were widespread across developed and emerging-market countries as reflected in the MSCI All Country World ex US Index return of 21.51% for the year. The Praxis International Index Fund’s Class I Shares returned 20.45%, and the Class A Shares (Without Load) returned 19.55%.

The Praxis International Index Fund seeks to generate performance that reflects the performance of both foreign developed and emerging equity markets, as measured by the MSCI All Country World ex US Index. The portfolio is constructed using optimization techniques to have characteristics similar to the target benchmark index. The application of ESG screens and the lower number of holdings versus the benchmark are expected to cause the Fund’s performance to deviate from the benchmark over short periods of time. The objective over longer time horizons is for the Fund to perform in line with the benchmark before fees.

During the period, these factors had a small negative contribution to the Fund’s returns relative to the benchmark. While there were no significant over/under exposures to any single factor, the Fund’s underweight to Russia and overweight to Hong Kong geographies detracted from relative returns. An underweight to the Computers and Electronics industry detracted from relative results as well. The largest company-specific detractors to relative return included an underweight to Samsung Electronics, and overweights to Gildan Activewear and Glencore Plc. However, the results were consistent with our forecasted tracking error – a measure of variability of relative returns – for a portfolio subject to the constraints we discussed above.

Ran Leshem
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Michael T. Branch, CFA®
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

Annie Tan
Praxis International Index Fund Portfolio Manager
Aperio Group LLC

The views expressed are those of the portfolio managers as of Dec. 31, 2019, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis International Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/10 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/10 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Since Inception	Expense Ratio** Gross/Net
Praxis International Index Fund
Class A *	12/31/10	13.29%	6.33%	3.51%	2.40%	1.31%	1.31%
Class A (Without Load)	12/31/10	19.55%	8.24%	4.64%	3.02%
Class I	12/31/10	20.45%	8.97%	5.29%	3.67%	0.65%	0.65%
MSCI All Country World Index ex-U.S. [1]		21.51%	9.87%	5.51%	4.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019.

1    The MSCI All Country World-Index ex-U.S. is market-capitalization-weighted index designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. The index includes both developed and emerging markets.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis International Index Fund

December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%
AUSTRALIA — 4.4%
BANKS — 1.4%
Australia & New Zealand Banking Group Ltd.	6,107	$105,540
Australia & New Zealand Banking Group Ltd. - ADR	36,061	621,151
Commonwealth Bank of Australia	21,512	1,206,012
Commonwealth Bank of Australia - ADR	1,887	106,049
National Australia Bank Ltd.	12,131	209,645
National Australia Bank Ltd. - ADR	63,688	546,571
Westpac Banking Corp.	4,794	81,503
Westpac Banking Corp. - ADR	68,899	1,169,905
		4,046,376
BIOTECHNOLOGY — 0.6%
CSL Ltd.	3,640	704,299
CSL Ltd. - ADR	10,704	1,040,964
		1,745,263
CAPITAL MARKETS — 0.3%
Macquarie Group Ltd.	7,209	697,278
Macquarie Group Ltd. - ADR	2,747	264,536
		961,814
DIVERSIFIED FINANCIAL SERVICES — 0.1%
Challenger Ltd.	32,560	184,823

FOOD & STAPLES RETAILING — 0.5%
Wesfarmers Ltd.	22,877	664,544
Woolworths Group Ltd.	27,413	695,519
		1,360,063
GAS UTILITIES — 0.1%
APA Group	53,069	413,322

INSURANCE — 0.1%
Suncorp Group Ltd.	44,813	407,505

METALS & MINING — 0.5%
BlueScope Steel Ltd.	41,286	436,266
Fortescue Metals Group Ltd.	112,767	845,832
		1,282,098
OIL, GAS & CONSUMABLE FUELS — 0.5%
Caltex Australia Ltd.	17,687	421,326
Origin Energy Ltd.	57,852	343,004
Woodside Petroleum Ltd.	18,241	440,027
Woodside Petroleum Ltd. - ADR	5,235	125,823
		1,330,180
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
Lendlease Group	19,196	237,054

TRANSPORTATION INFRASTRUCTURE — 0.2%
Transurban Group	62,866	657,685
TOTAL AUSTRALIA		12,626,183

AUSTRIA — 0.4%
BANKS — 0.2%
Erste Group Bank AG	5,112	192,438
Erste Group Bank AG - ADR	12,078	226,584
		419,022

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
AUSTRIA — 0.4%, continued
OIL, GAS & CONSUMABLE FUELS — 0.2%
OMV AG	11,535	$647,978
TOTAL AUSTRIA		1,067,000

BELGIUM — 0.2%
PHARMACEUTICALS — 0.2%
UCB S.A.	6,260	497,851

BERMUDA — 1.1%
BANKS — 0.6%
Credicorp Ltd.	8,173	1,741,911

ELECTRIC UTILITIES — 0.1%
CK Infrastructure Holdings Ltd.	41,518	295,439

HOUSEHOLD DURABLES — 0.3%
Haier Electronics Group Co. Ltd.	243,000	759,337

INDUSTRIAL CONGLOMERATES — 0.1%
Jardine Matheson Holdings Ltd.	4,751	264,156
Jardine Matheson Holdings Ltd. - ADR	3,618	199,894
		464,050
TOTAL BERMUDA		3,260,737

BRAZIL — 1.4%
BANKS — 0.7%
Banco Bradesco S.A. - ADR	151,038	1,351,790
Banco Santander Brasil S.A. - ADR	54,398	659,848
		2,011,638
CHEMICALS — 0.1%
Braskem S.A. - ADR	13,840	204,832

OIL, GAS & CONSUMABLE FUELS — 0.5%
Petroleo Brasileiro S.A. - ADR	88,879	1,416,731

WATER UTILITIES — 0.1%
Cia de Saneamento Basico do Estado de Sao Paulo - ADR	31,926	480,486
TOTAL BRAZIL		4,113,687

CANADA — 6.5%
AUTO COMPONENTS — 0.2%
Magna International, Inc.	11,409	625,670

BANKS — 1.7%
Bank of Montreal	12,303	953,482
Bank of Nova Scotia (The)	8,236	465,252
Canadian Imperial Bank of Commerce	10,467	870,854
Royal Bank of Canada	21,374	1,692,821
Toronto-Dominion Bank (The)	18,968	1,064,674
		5,047,083
CHEMICALS — 0.3%
Methanex Corp.	7,519	290,459
Nutrien Ltd.	13,301	637,251
		927,710

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
CANADA — 6.5%, continued
INSURANCE — 0.4%
Manulife Financial Corp.	30,520	$619,251
Sun Life Financial, Inc.	11,714	533,807
		1,153,058
IT SERVICES — 0.3%
CGI, Inc. (a)	9,434	789,720

MEDIA — 0.2%
Shaw Communications, Inc. - Class B	21,893	444,209

METALS & MINING — 0.5%
Agnico Eagle Mines Ltd.	12,148	748,438
Teck Resources Ltd. - Class B	33,370	579,637
		1,328,075
OIL, GAS & CONSUMABLE FUELS — 1.3%
Cenovus Energy, Inc.	51,157	519,244
Enbridge, Inc.	37,035	1,472,882
Suncor Energy, Inc.	58,123	1,906,434
		3,898,560
PROFESSIONAL SERVICES — 0.2%
Thomson Reuters Corp.	6,365	455,734

ROAD & RAIL — 0.7%
Canadian National Railway Co.	16,941	1,532,313
Canadian Pacific Railway Ltd.	2,431	619,784
		2,152,097
SOFTWARE — 0.2%
Open Text Corp.	14,935	658,185

TEXTILES, APPAREL & LUXURY GOODS — 0.3%
Gildan Activewear, Inc.	25,642	757,208

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Rogers Communications, Inc. - Class B	12,894	640,445
TOTAL CANADA		18,877,754

CAYMAN ISLANDS — 5.8%
AIR FREIGHT & LOGISTICS — 0.2%
ZTO Express Cayman, Inc. - ADR	20,991	490,140

DIVERSIFIED CONSUMER SERVICES — 0.5%
New Oriental Education & Technology Group, Inc. - ADR (a)	4,899	594,004
TAL Education Group - ADR (a)	15,405	742,521
		1,336,525
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
Sunny Optical Technology Group Co. Ltd.	18,400	318,536

ENTERTAINMENT — 0.3%
NetEase, Inc. - ADR	2,394	734,096

GAS UTILITIES — 0.2%
ENN Energy Holdings Ltd.	50,000	546,366

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
CAYMAN ISLANDS — 5.8%, continued
INDUSTRIAL CONGLOMERATES — 0.3%
CK Hutchison Holdings Ltd.	53,500	$510,119
CK Hutchison Holdings Ltd. - ADR	28,954	275,932
		786,051
INTERACTIVE MEDIA & SERVICES — 1.8%
Baidu, Inc. - ADR (a)	7,091	896,302
Tencent Holdings Ltd. - ADR	92,044	4,419,033
		5,315,335
INTERNET & DIRECT MARKETING RETAIL — 2.1%
Alibaba Group Holdings Ltd. - ADR (a)	23,304	4,942,778
JD.com, Inc. - ADR (a)	20,481	721,546
Trip.com Group Ltd. (a)	13,813	463,288
		6,127,612
PERSONAL PRODUCTS — 0.1%
Hengan International Group Co. Ltd.	41,500	295,577

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
Wharf Real Estate Investment Co. Ltd.	111,565	680,782
TOTAL CAYMAN ISLANDS		16,631,020

CHILE — 0.4%
AIRLINES — 0.1%
Latam Airlines Group S.A. - ADR	32,721	332,445

BEVERAGES — 0.1%
Embotelladora Andina S.A. - Class B - ADR	6,720	117,600

ELECTRIC UTILITIES — 0.2%
Enel Americas S.A. - ADR	53,811	590,845
TOTAL CHILE		1,040,890

CHINA — 3.6%
BANKS — 1.8%
Bank of China Ltd. - H Shares	2,743,000	1,172,194
China Construction Bank Corp. - ADR	69,587	1,203,855
China Construction Bank Corp. - H Shares	731,000	631,338
China Merchants Bank Co. Ltd. - H Shares	221,500	1,138,428
Industrial & Commercial Bank of China Ltd. - H Shares	1,364,000	1,050,255
		5,196,070
CHEMICALS — 0.1%
Sinopec Shanghai Petrochemical Co. Ltd. - ADR	12,236	373,810

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
China Telecom Corp. Ltd. - ADR	7,004	288,495

INSURANCE — 1.2%
China Life Insurance Co. Ltd. - ADR	82,593	1,142,261
Ping An Insurance Group Co. of China Ltd. - ADR	37,164	884,503
Ping An Insurance Group Co. of China Ltd. - H Shares	109,993	1,300,032
		3,326,796
INTERACTIVE MEDIA & SERVICES — 0.2%
58.com, Inc. - ADR (a)	7,110	460,230

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
CHINA — 3.6%, continued
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.2%
China Vanke Co. Ltd. - H Shares	117,500	$501,371

ROAD & RAIL — 0.0% (b)
Guangshen Railway Co. Ltd. - ADR	8,797	146,030
TOTAL CHINA		10,292,802

COLOMBIA — 0.6%
BANKS — 0.2%
Bancolombia S.A. - ADR	13,383	733,255

OIL, GAS & CONSUMABLE FUELS — 0.4%
Ecopetrol S.A. - ADR	52,004	1,038,000
TOTAL COLOMBIA		1,771,255

DENMARK — 1.3%
ELECTRICAL EQUIPMENT — 0.2%
Vestas Wind Systems A/S	5,374	543,092

HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Coloplast A/S - Series B	2,792	346,367

MARINE — 0.1%
A.P. Moller-Maerska A/S - Series B	274	395,198

PHARMACEUTICALS — 0.7%
Novo Nordisk A/S - ADR	36,060	2,087,153

ROAD & RAIL — 0.2%
DSV Panalpina A/S	4,551	524,549
TOTAL DENMARK		3,896,359

FINLAND — 0.8%
COMMUNICATIONS EQUIPMENT — 0.2%
Nokia OYJ - ADR	133,067	493,679

MACHINERY — 0.2%
Kone OYJ - Class B	11,250	735,446

OIL, GAS & CONSUMABLE FUELS — 0.1%
Neste OYJ	9,891	344,160

PAPER & FOREST PRODUCTS — 0.2%
Stora Enso OYJ - ADR	32,308	469,112

PHARMACEUTICALS — 0.1%
Orion OYJ - Class B	5,155	238,639
TOTAL FINLAND		2,281,036

FRANCE — 7.0%
AUTO COMPONENTS — 0.4%
Cie Generale des Etablissements Michelin	1,074	131,434
Cie Generale des Etablissements Michelin - ADR	25,215	616,381
Valeo S.A.	2,793	98,405
Valeo S.A. - ADR	13,056	228,937
		1,075,157

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
FRANCE — 7.0%, continued
AUTOMOBILES — 0.2%
Renault S.A.	9,504	$449,668

BANKS — 0.3%
Societe Generale S.A.	21,089	733,679
Societe Generale S.A. - ADR	36,300	253,592
		987,271
BUILDING PRODUCTS — 0.2%
Cie de Saint-Gobain	13,938	570,653

CHEMICALS — 0.5%
Air Liquide S.A.	8,862	1,254,497
Air Liquide S.A. - ADR	3,602	101,036
		1,355,533
CONSTRUCTION & ENGINEERING — 0.6%
Bouygues S.A.	14,287	607,057
Vinci S.A.	1,494	165,907
Vinci S.A. - ADR	34,082	941,686
		1,714,650
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
Orange S.A. - ADR	35,228	513,976

ELECTRICAL EQUIPMENT — 0.8%
Legrand S.A.	17,254	1,405,867
Schneider Electric SE	8,469	869,224
		2,275,091
ENTERTAINMENT — 0.2%
Vivendi S.A.	12,138	351,546
Vivendi S.A. - ADR	11,623	336,486
		688,032
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.1%
Unibail-Rodamco-Westfield SE	45,646	358,391

FOOD PRODUCTS — 0.7%
Danone S.A. - ADR	127,540	2,103,135

HOTELS, RESTAURANTS & LEISURE — 0.3%
Sodexo S.A.	6,262	742,098

INSURANCE — 0.4%
AXA S.A.	4,355	122,663
AXA S.A. - ADR	34,977	984,428
		1,107,091
MEDIA — 0.1%
Publicis Groupe S.A. - ADR	35,808	405,346

MULTI-LINE RETAIL — 0.3%
Kering S.A.	1,378	904,549

MULTI-UTILITIES — 0.4%
Engie S.A.	19,124	308,901
Engie S.A. - ADR	11,994	193,943
Veolia Environnement S.A.	14,792	393,403

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
FRANCE — 7.0%, continued
MULTI-UTILITIES — 0.4%, continued
Veolia Environnement S.A. - ADR	11,774	$312,941
		1,209,188
PERSONAL PRODUCTS — 0.9%
L’Oreal S.A.	1,380	408,660
L’Oreal S.A. - ADR	35,075	2,064,865
		2,473,525
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
EssilorLuxottica S.A.	4,503	685,931
EssilorLuxottica S.A. - ADR	2,486	190,403
Hermes International SCA	573	428,191
		1,304,525
TOTAL FRANCE		20,237,879

GERMANY — 4.7%
AIR FREIGHT & LOGISTICS — 0.3%
Deutsche Post AG	10,161	387,634
Deutsche Post AG - ADR	14,832	560,946
		948,580
AUTOMOBILES — 0.5%
Bayerische Motoren Werke AG	6,809	558,621
Bayerische Motoren Werke AG - ADR	27,692	751,007
		1,309,628
CAPITAL MARKETS — 0.3%
Deutsche Boerse AG	3,878	609,649
Deutsche Boerse AG - ADR	15,060	234,635
		844,284
CHEMICALS — 0.9%
BASF SE	4,371	330,215
BASF SE - ADR	72,776	1,362,003
Covestro AG	6,595	306,632
Symrise AG	4,764	501,249
		2,500,099
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.2%
Deutsche Telekom AG - ADR	30,797	501,683

HEALTH CARE PROVIDERS & SERVICES — 0.2%
Fresenius Medical Care AG & Co. KGaA - ADR	19,354	712,808

HOUSEHOLD PRODUCTS — 0.1%
Henkel AG & Co. KGaA	3,207	302,174

INDEPENDENT POWER PRODUCERS & ENERGY TRADERS — 0.2%
Uniper SE	14,621	483,977

INSURANCE — 1.0%
Allianze SE - ADR	76,050	1,841,171
Muenchener Rueckversicherungs-Gesellschaft AG	1,682	496,204
Muenchener Rueckversicherungs-Gesellschaft AG - ADR	18,890	556,065
		2,893,440
IT SERVICES — 0.1%
Wirecard AG	2,723	328,348

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
GERMANY — 4.7%, continued
PHARMACEUTICALS — 0.2%
Merck KGaA	5,809	$686,459

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
Infineon Technologies AG	1,583	36,064
Infineon Technologies AG - ADR	12,109	271,241
		307,305
TEXTILES, APPAREL & LUXURY GOODS — 0.4%
adidas AG	1,323	430,068
adidas AG - ADR	2,402	391,045
Puma SE	3,914	300,081
		1,121,194
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Brenntag AG	9,594	521,724
TOTAL GERMANY		13,461,703

HONG KONG — 2.3%
BANKS — 0.1%
BOC Hong Kong Holdings Ltd.	44,159	153,290
BOC Hong Kong Holdings Ltd. - ADR	1,754	121,342
		274,632
CAPITAL MARKETS — 0.3%
Hong Kong Exchanges & Clearing Ltd.	20,978	681,105

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.3%
AAC Technologies Holdings, Inc.	104,500	911,915

INSURANCE — 0.8%
AIA Group Ltd.	98,280	1,031,687
AIA Group Ltd. - ADR	31,802	1,338,546
		2,370,233
PHARMACEUTICALS — 0.1%
CSPC Pharmaceutical Group Ltd.	110,000	262,282

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.6%
Henderson Land Development Co. Ltd.	108,265	531,435
Sun Hung Kai Properties Ltd.	41,037	628,269
Sun Hung Kai Properties Ltd. - ADR	11,174	171,297
Swire Pacific Ltd. - Class A	379	3,521
Swire Properties Ltd.	150	498
Wharf Holdings Ltd. (The)	150,000	381,526
		1,716,546
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.1%
Lenovo Group Ltd.	462,000	310,079
TOTAL HONG KONG		6,526,792

HUNGARY — 0.0% (b)
OIL, GAS & CONSUMABLE FUELS — 0.0% (b)
MOL Hungarian Oil & Gas plc - ADR	6,368	31,773

INDIA — 2.8%
BANKS — 1.5%
HDFC Bank Ltd. - ADR	33,194	2,103,504

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
INDIA — 2.8%, continued
BANKS — 1.5%, continued
ICICI Bank Ltd. - ADR	146,150	$2,205,403
		4,308,907
IT SERVICES — 1.0%
Infosys Ltd. - ADR	160,168	1,652,934
Wipro Ltd. - ADR	287,670	1,078,762
		2,731,696
PHARMACEUTICALS — 0.3%
Dr. Reddy’s Laboratories Ltd. - ADR	23,268	944,216
TOTAL INDIA		7,984,819

INDONESIA — 0.6%
BANKS — 0.2%
Bank Mandiri Persero Tbk PT - ADR	52,354	581,129

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.4%
Telekomunikasi Indonesia Persero Tbk PT - ADR	36,434	1,038,369
TOTAL INDONESIA		1,619,498

IRELAND — 0.4%
CONSTRUCTION MATERIALS — 0.4%
CRH plc - ADR	22,204	895,487
James Hardie Industries plc	14,268	279,013
		1,174,500

ISRAEL — 0.4%
SOFTWARE — 0.4%
Check Point Software Technologies Ltd. (a)	4,973	551,804
Nice Ltd. (a)	3,402	527,820
		1,079,624

ITALY — 1.1%
BANKS — 0.7%
Intesa Sanpaolo SpA	229,067	603,437
Intesa Sanpaolo SpA - ADR	19,735	310,431
UniCredit SpA	66,732	974,594
		1,888,462
ELECTRIC UTILITIES — 0.3%
Enel SpA	110,102	873,406

INSURANCE — 0.1%
Assicurazioni Generali SpA	16,056	331,296
TOTAL ITALY		3,093,164

JAPAN — 16.1%
AUTO COMPONENTS — 0.2%
Bridgestone Corp.	4,656	174,392
Bridgestone Corp. - ADR	20,546	379,895
		554,287
AUTOMOBILES — 1.5%
Honda Motor Co. Ltd	11,300	322,269
Honda Motor Co. Ltd. - ADR	18,656	528,151
Nissan Motor Co. Ltd. - ADR	39,322	454,759

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
JAPAN — 16.1%, continued
AUTOMOBILES — 1.5%, continued
Toyota Motor Corp. - ADR	22,204	$3,120,550
		4,425,729
BANKS — 0.9%
Mitsubishi UFJ Financial Group, Inc. - ADR	232,770	1,263,941
Sumitomo Mitsui Financial Group, Inc. - ADR	173,615	1,286,487
		2,550,428
BEVERAGES — 0.1%
Suntory Beverage & Food Ltd.	5,600	234,229

CAPITAL MARKETS — 0.2%
Nomura Holdings, Inc. - ADR	94,167	485,902

CHEMICALS — 0.7%
Kansai Paint Co. Ltd.	16,000	394,173
Nippon Paint Holdings Co. Ltd.	4,800	249,137
Nissan Chemical Corp.	5,400	228,348
Nitto Denko Corp.	500	28,437
Nitto Denko Corp. - ADR	11,626	327,272
Shin-Etsu Chemical Co. Ltd.	7,400	821,291
		2,048,658
COMMERCIAL SERVICES & SUPPLIES — 0.2%
Dai Nippon Printing Co. Ltd.	25,000	681,005
Dai Nippon Printing Co. Ltd. - ADR	37	498
		681,503
CONSTRUCTION & ENGINEERING — 0.4%
Obayashi Corp.	55,000	615,987
Taisei Corp.	10,000	418,266
		1,034,253
DIVERSIFIED FINANCIAL SERVICES — 0.2%
ORIX Corp. - ADR	6,394	533,323

ELECTRIC UTILITIES — 0.2%
Chubu Electric Power Co., Inc.	25,100	356,070
Kansai Electric Power Co., Inc. (The)	25,700	299,068
		655,138
ELECTRICAL EQUIPMENT — 0.3%
Nidec Corp. - ADR	29,320	1,002,891

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 1.2%
Hitachi Ltd.	5,200	221,374
Hitachi Ltd. - ADR	5,344	451,194
Keyence Corp.	3,200	1,133,486
Kyocera Corp.	2,800	192,743
Kyocera Corp. - ADR	4,458	304,749
Murata Manufacturing Co. Ltd.	10,500	651,859
Murata Manufacturing Co. Ltd. - ADR	4,776	73,168
TDK Corp.	3,800	433,285
		3,461,858
ENTERTAINMENT — 0.3%
Nintendo Co. Ltd.	300	121,394
Nintendo Co. Ltd. - ADR	13,760	686,624
		808,018
FOOD & STAPLES RETAILING — 0.2%
FamilyMart Co. Ltd.	8,500	205,337

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
JAPAN — 16.1%, continued
FOOD & STAPLES RETAILING — 0.2%, continued
Seven & i Holdings Co. Ltd.	7,900	$291,025
		496,362
FOOD PRODUCTS — 0.3%
Ajinomoto Co., Inc.	17,000	283,951
MEIJI Holdings Co. Ltd.	3,400	230,916
Yakult Honsha Co. Ltd.	4,000	221,971
		736,838
GAS UTILITIES — 0.1%
Tokyo Gas Co. Ltd.	13,000	317,215

HEALTH CARE EQUIPMENT & SUPPLIES — 0.7%
Hoya Corp.	9,500	913,604
Hoya Corp. - ADR	1,734	167,158
Terumo Corp.	23,600	843,765
		1,924,527
HOUSEHOLD DURABLES — 0.8%
Sekisui House Ltd.	8,000	171,797
Sekisui House Ltd. - ADR	30,149	642,174
Sony Corp. - ADR	22,306	1,516,808
		2,330,779
INSURANCE — 0.4%
MS&AD Insurance Group Holdings, Inc. - ADR	34,266	562,648
Tokio Marine Holdings, Inc.	4,600	259,034
Tokio Marine Holdings, Inc. - ADR	7,354	409,912
		1,231,594
LEISURE PRODUCTS — 0.1%
Shimano, Inc.	2,100	343,419

MACHINERY — 0.6%
FANUC Corp. - ADR	39,830	733,669
Kubota Corp. - ADR	7,847	619,913
Makita Corp.	1,200	42,075
Makita Corp. - ADR	9,872	343,585
		1,739,242
METALS & MINING — 0.1%
Sumitomo Metal Mining Co. Ltd.	11,500	375,068

MULTI-LINE RETAIL — 0.1%
Pan Pacific International Holdings Corp.	13,200	219,994

OIL, GAS & CONSUMABLE FUELS — 0.5%
Idemitsu Kosan Co. Ltd.	10,100	281,632
Inpex Corp.	34,202	357,717
JXTG Holdings, Inc.	156,700	718,008
		1,357,357
PERSONAL PRODUCTS — 0.5%
Kao Corp.	8,000	664,440
Shiseido Co. Ltd.	2,100	150,393
Shiseido Co. Ltd. - ADR	8,462	599,744
		1,414,577
PHARMACEUTICALS — 1.5%
Astellas Pharma, Inc.	17,800	306,323
Astellas Pharma, Inc. - ADR	24,473	416,775

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
JAPAN — 16.1%, continued
PHARMACEUTICALS — 1.5%, continued
Chugai Pharmaceutical Co. Ltd.	5,300	$491,649
Daiichi Sankyo Co. Ltd.	11,400	758,300
Daiichi Sankyo Co. Ltd. - ADR	1,901	125,295
Kyowa Kirin Co. Ltd.	11,000	260,466
Ono Pharmaceutical Co. Ltd.	14,900	343,077
Otsuka Holdings Co. Ltd.	10,500	471,840
Santen Pharmaceutical Co. Ltd.	10,800	207,327
Takeda Pharmaceutical Co. Ltd.	2,700	107,639
Takeda Pharmaceutical Co. Ltd. - ADR	45,005	887,949
		4,376,640
PROFESSIONAL SERVICES — 0.2%
Recruit Holdings Co. Ltd.	17,500	660,137

REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.7%
Daiwa House Industry Co. Ltd.	1,000	31,197
Daiwa House Industry Co. Ltd. - ADR	15,470	477,157
Mitsubishi Estate Co. Ltd.	11,000	211,521
Mitsubishi Estate Co. Ltd. - ADR	16,350	311,484
Mitsui Fudosan Co. Ltd.	21,000	516,385
Sumitomo Realty & Development Co. Ltd.	13,000	456,052
		2,003,796
ROAD & RAIL — 0.6%
Central Japan Railway Co.	2,775	561,829
East Japan Railway Co.	3,590	325,688
East Japan Railway Co. - ADR	29,226	438,097
Keikyu Corp.	500	9,709
Keio Corp.	3,000	182,491
Tokyu Corp.	13,000	241,545
		1,759,359
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 0.1%
Advantest Corp.	4,800	272,107

SPECIALTY RETAIL — 0.3%
Fast Retailing Co. Ltd.	900	538,362
Hikari Tsushin, Inc.	900	227,188
		765,550
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.6%
Canon, Inc. - ADR	46,660	1,276,151
FUJIFILM Holdings Corp. - ADR	11,626	559,211
		1,835,362
TEXTILES, APPAREL & LUXURY GOODS — 0.1%
Wacoal Holdings Corp. - ADR	2,621	354,170

TRADING COMPANIES & DISTRIBUTORS — 0.6%
Mitsubishi Corp.	34,100	910,061
Mitsui & Co. Ltd.	12,000	214,903
Mitsui & Co. Ltd. - ADR	1,637	580,104
		1,705,068
WIRELESS TELECOMMUNICATION SERVICES — 0.6%
KDDI Corp. - ADR	51,612	768,503
SoftBank Group Corp.	14,400	630,264
SoftBank Group Corp. - ADR	21,092	454,322
		1,853,089
TOTAL JAPAN		46,548,467

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
JERSEY — 1.3%
MEDIA — 0.2%
WPP plc - ADR	6,767	$475,653

METALS & MINING — 0.4%
Glencore plc	341,162	1,063,631
Glencore plc - ADR (a)	43,429	268,565
		1,332,196
PROFESSIONAL SERVICES — 0.5%
Experian plc	3,191	107,876
Experian plc - ADR	37,268	1,267,484
		1,375,360
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Ferguson plc	508	46,097
Ferguson plc - ADR	68,689	629,191
		675,288
TOTAL JERSEY		3,858,497

LUXEMBOURG — 0.2%
MEDIA — 0.2%
RTL Group S.A.	11,328	558,840

MEXICO — 0.9%
BEVERAGES — 0.3%
Coca-Cola Femsa S.A.B. de C.V. - ADR	8,668	525,454
Fomento Economico Mexicano, S.A.B. de C.V. - ADR	4,327	408,945
		934,399
FOOD & STAPLES RETAILING — 0.3%
Wal-Mart de Mexico S.A.B. de C.V. - ADR	29,614	846,664

TRANSPORTATION INFRASTRUCTURE — 0.3%
Grupo Aeroportuario del Pacifico S.A.B. de C.V. - ADR	7,483	887,559
TOTAL MEXICO		2,668,622

NETHERLANDS — 3.5%
AUTOMOBILES — 0.4%
Ferrari N.V.	4,104	679,376
Fiat Chrysler Automobiles N.V.	26,965	396,116
		1,075,492
CHEMICALS — 0.2%
Akzo Nobel N.V. - ADR	17,090	581,914

FOOD & STAPLES RETAILING — 0.4%
Koninklijke Ahold Delhaize N.V.	5,491	137,321
Koninklijke Ahold Delhaize N.V. - ADR	39,149	982,640
		1,119,961
HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Koninklijke Philips N.V. - NY Registry Shares	24,173	1,179,642

LIFE SCIENCES TOOLS & SERVICES — 0.2%
QIAGEN N.V. (a)	16,162	546,276
QIAGEN N.V. - ADR (a)	724	24,471
		570,747

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
NETHERLANDS — 3.5%, continued
PERSONAL PRODUCTS — 0.6%
Unilever N.V. - ADR	31,618	$1,816,770

PROFESSIONAL SERVICES — 0.2%
Wolters Kluwer N.V.	10,390	757,777

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.1%
ASML Holding N.V. - ADR	7,052	2,086,969
NXP Semiconductors N.V.	4,765	606,394
STMicroelectronics N.V.	16,636	447,675
		3,141,038
TOTAL NETHERLANDS		10,243,341

NEW ZEALAND — 0.1%
HEALTH CARE EQUIPMENT & SUPPLIES — 0.1%
Fisher & Paykel Healthcare Corp. Ltd.	20,436	305,446

NORWAY — 1.1%
FOOD PRODUCTS — 0.2%
Mowi ASA	18,785	488,317

OIL, GAS & CONSUMABLE FUELS — 0.9%
Equinor ASA - ADR	133,829	2,664,535
TOTAL NORWAY		3,152,852

PAPUA NEW GUINEA — 0.2%
OIL, GAS & CONSUMABLE FUELS — 0.2%
Oil Search Ltd.	92,754	471,840

PHILIPPINES — 0.0% (b)
WIRELESS TELECOMMUNICATION SERVICES — 0.0% (b)
PLTD, Inc. - ADR	6,325	126,437

RUSSIA — 0.3%
WIRELESS TELECOMMUNICATION SERVICES — 0.3%
Mobile TeleSystems PJSC - ADR	86,910	882,137

SINGAPORE — 1.0%
BANKS — 0.9%
DBS Group Holdings Ltd.	656	12,624
DBS Group Holdings Ltd. - ADR	16,080	1,240,733
United Overseas Bank Ltd.	19,475	382,451
United Overseas Bank Ltd. - ADR	22,014	865,480
		2,501,288
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
Singapore Telecommunications Ltd.	74,732	187,269
Singapore Telecommunications Ltd. - ADR	6,886	172,563
		359,832
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.0% (b)
Keppel REIT	737	680

INDUSTRIAL CONGLOMERATES — 0.0% (b)
Keppel Corp. Ltd.	721	3,629
TOTAL SINGAPORE		2,865,429

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
SOUTH AFRICA — 1.6%
DIVERSIFIED FINANCIAL SERVICES — 0.3%
FirstRand Ltd.	165,395	$741,634

MEDIA — 0.5%
Naspers Ltd. - Class N - ADR	43,870	1,428,407

METALS & MINING — 0.4%
AngloGold Ashanti Ltd. - ADR	21,669	484,086
Gold Fields Ltd. - ADR	99,020	653,532
		1,137,618
SPECIALTY RETAIL — 0.2%
Mr. Price Group Ltd.	43,463	566,357

TRADING COMPANIES & DISTRIBUTORS — 0.1%
Barloworld Ltd.	45,286	364,511

WIRELESS TELECOMMUNICATION SERVICES — 0.1%
MTN Group Ltd.	35,573	209,522
MTN Group Ltd. - ADR	50,154	296,611
		506,133
TOTAL SOUTH AFRICA		4,744,660

SOUTH KOREA — 2.7%
BANKS — 1.3%
KB Financial Group, Inc. - ADR	40,942	1,693,771
Shinhan Financial Group Co. Ltd. - ADR	41,501	1,579,943
Woori Financial Group, Inc. - ADR	11,882	359,549
		3,633,263
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.5%
KT Corp. - ADR	128,707	1,493,001

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.1%
LG Display Co. Ltd. - ADR	62,183	431,550

METALS & MINING — 0.2%
POSCO - ADR	12,934	654,719

WIRELESS TELECOMMUNICATION SERVICES — 0.6%
SK Telecom Co. Ltd. - ADR	70,144	1,621,028
TOTAL SOUTH KOREA		7,833,561

SPAIN — 1.7%
BANKS — 0.1%
Banco Santander S.A. - ADR	40,955	169,554

CONSTRUCTION & ENGINEERING — 0.1%
ACS Actividades de Construccion y Servicios S.A.	10,071	402,727

ELECTRIC UTILITIES — 0.3%
Iberdrola S.A.	14,236	146,592
Iberdrola S.A. - ADR	16,749	691,901
		838,493
GAS UTILITIES — 0.1%
Naturgy Energy Group S.A.	11,489	288,675

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
SPAIN — 1.7%, continued
IT SERVICES — 0.2%
Amadeus IT Group S.A.	6,696	$546,796

OIL, GAS & CONSUMABLE FUELS — 0.7%
Enagas S.A.	23,518	599,887
Repsol S.A.	53,095	829,628
Repsol S.A. - ADR	27,585	432,533
		1,862,048
SPECIALTY RETAIL — 0.2%
Industria de Diseno Textil S.A.	17,640	622,297
Industria de Diseno Textil S.A. - ADR	3,926	69,372
		691,669
TOTAL SPAIN		4,799,962

SWEDEN — 1.6%
COMMUNICATIONS EQUIPMENT — 0.2%
Telefonaktiebolaget LM Ericsson - ADR	52,416	460,212

CONSTRUCTION & ENGINEERING — 0.3%
Skanska AB - Class B	37,142	839,616

HOUSEHOLD PRODUCTS — 0.1%
Essity AB - Series B	12,219	393,776

MACHINERY — 0.8%
Alfa Laval AB	23,419	589,917
Atlas Copco AB - Class A	8,922	355,929
Atlas Copco AB - Class A - ADR	18,292	734,424
Sandvik AB	19,176	374,000
Sandvik AB - ADR	20,116	391,015
		2,445,285
METALS & MINING — 0.2%
Boliden AB (a)	22,985	609,910
TOTAL SWEDEN		4,748,799

SWITZERLAND — 7.0%
BEVERAGES — 0.1%
Coca-Cola HBC AG	10,085	342,673

BUILDING PRODUCTS — 0.3%
Geberit AG	1,447	812,304

CAPITAL MARKETS — 0.6%
Julius Baer Group Ltd. (a)	9,537	492,112
UBS Group AG (a)	46,462	584,492
UBS Group AG - Registered Shares (a)	46,648	589,349
		1,665,953
CHEMICALS — 0.3%
Givaudan S.A.	226	707,921

CONSTRUCTION MATERIALS — 0.2%
LafargeHolcim Ltd. (a)	11,723	650,584

ELECTRICAL EQUIPMENT — 0.3%
ABB Ltd. - ADR	40,997	987,618

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
SWITZERLAND — 7.0%, continued
FOOD PRODUCTS — 2.6%
Barry Callebaut AG	397	$877,180
Chocoladefabiken Lindt & Spruengli AG	73	566,947
Nestlé S.A. - ADR	56,009	6,063,535
		7,507,662
INSURANCE — 0.8%
Swiss Re AG	6,859	770,515
Zurich Insurance Group AG - ADR	38,250	1,568,250
		2,338,765
LIFE SCIENCES TOOLS & SERVICES — 0.3%
Lonza Group AG (a)	2,553	931,885

MACHINERY — 0.2%
Schindler Holding AG	2,309	566,017

PHARMACEUTICALS — 1.2%
Roche Holding AG - ADR	82,968	3,373,479

PROFESSIONAL SERVICES — 0.1%
Adecco Group AG	4,136	261,676
Adecco Group AG - ADR	4,982	157,606
		419,282
TOTAL SWITZERLAND		20,304,143

TAIWAN — 3.5%
DIVERSIFIED TELECOMMUNICATION SERVICES — 0.7%
Chunghwa Telecom Co. Ltd. - ADR	56,484	2,084,260

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.2%
AU Optronics Corp. - ADR	165,806	542,186

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 2.6%
ASE Industrial Holding Co. Ltd. - ADR	126,937	705,769
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	102,578	5,959,782
United Microelectronics Corp. - ADR	250,413	671,107
		7,336,658
TOTAL TAIWAN		9,963,104

TURKEY — 0.2%
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Turkcell Iletisim Hizmetleri A.S. - ADR	87,382	506,816

UNITED KINGDOM — 8.9%
BANKS — 1.7%
Barclays plc	225,596	536,847
Barclays plc - ADR	64,161	610,813
HSBC Holdings plc - ADR	57,825	2,260,379
Lloyds Banking Group plc - ADR	269,987	893,657
Standard Chartered plc	50,523	476,793
		4,778,489
BEVERAGES — 0.2%
Coca-Cola European Partners plc	9,334	474,914

CHEMICALS — 0.2%
Croda International plc	8,428	571,653

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
UNITED KINGDOM — 8.9%, continued
DIVERSIFIED FINANCIAL SERVICES — 0.3%
London Stock Exchange Group plc	7,929	$814,023

ELECTRIC UTILITIES — 0.1%
SSE plc	5,602	106,750
SSE plc - ADR	16,837	321,082
		427,832
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 0.4%
SEGRO plc	106,241	1,262,411

FOOD & STAPLES RETAILING — 0.2%
Tesco plc	53,137	179,636
Tesco plc - ADR	29,931	301,645
		481,281
FOOD PRODUCTS — 0.1%
Associated British Foods plc	11,454	394,045

HEALTH CARE EQUIPMENT & SUPPLIES — 0.4%
Smith & Nephew plc	4,232	102,732
Smith & Nephew plc - ADR	24,332	1,169,639
		1,272,371
HOTELS, RESTAURANTS & LEISURE — 0.6%
Compass Group plc	2,160	54,079
Compass Group plc - ADR	45,261	1,142,840
InterContinental Hotels Group plc	8,658	594,545
		1,791,464
HOUSEHOLD DURABLES — 0.4%
Persimmon plc	15,464	552,074
Taylor Wimpey plc	214,139	548,616
		1,100,690
HOUSEHOLD PRODUCTS — 0.4%
Reckitt Benckiser Group plc	3,212	260,784
Reckitt Benckiser Group plc - ADR	61,810	1,023,574
		1,284,358
INSURANCE — 0.3%
Prudential plc - ADR	22,297	849,293

INTERACTIVE MEDIA & SERVICES — 0.2%
Auto Trader Group plc	57,840	455,585

MEDIA — 0.1%
Pearson plc - ADR	28,318	238,721

METALS & MINING — 0.4%
Antofagasta plc	99,027	1,202,402

MULTI-UTILITIES — 0.5%
National Grid plc - ADR	21,442	1,343,770

PHARMACEUTICALS — 1.5%
AstraZeneca plc - ADR	45,808	2,283,987
GlaxoSmithKline plc - ADR	42,636	2,003,465
		4,287,452

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis International Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.0%, continued
UNITED KINGDOM — 8.9%, continued
PROFESSIONAL SERVICES — 0.5%
RELX plc	4,710	$118,890
RELX plc - ADR	58,124	1,468,794
		1,587,684
SOFTWARE — 0.1%
Sage Group plc (The)	33,781	335,174
Sage Group plc (The) - ADR	2,320	93,334
		428,508
TRADING COMPANIES & DISTRIBUTORS — 0.3%
Ashtead Group plc	12,900	412,518
Bunzl plc	12,648	345,986
		758,504
TOTAL UNITED KINGDOM		25,805,450

UNITED STATES — 0.3%
HOTELS, RESTAURANTS & LEISURE — 0.3%
Yum China Holdings, Inc.	16,477	791,061
TOTAL COMMON STOCKS (COST $211,690,800)		282,745,790

PREFERRED STOCKS — 0.6%
BRAZIL — 0.6%
BANKS — 0.3%
Itau Unibanco Holding S.A. - ADR	92,356	845,057

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.3%
Telefonica Brasil S.A. - ADR	63,788	913,444
TOTAL PREFERRED STOCKS (COST $1,308,318)		1,758,501

RIGHTS — 0.0% (b)
SPAIN — 0.0% (b)
OIL, GAS & CONSUMABLE FUELS — 0.0% (b)
Repsol S.A. (COST $0) (a)	53,095	25,193

	Coupon	Maturity	Par Value	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (c)	1.500%	06/15/20	$500,000	$498,922
Calvert Social Investment Foundation, Inc. (c)	2.000%	06/15/22	290,000	288,424
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/15/23	870,000	878,039
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/23	480,000	484,680
Calvert Social Investment Foundation, Inc. (c)	3.000%	06/17/24	290,000	289,941
Calvert Social Investment Foundation, Inc. (c)	3.000%	12/15/24	120,000	120,000
TOTAL CORPORATE NOTES (COST $2,550,000)				2,560,006

	Shares	FAIR Value
MONEY MARKET FUNDS — 0.3%
First American Government Obligations Fund - Class X, 1.51% (d) (COST $929,585)	929,585	$929,585

TOTAL INVESTMENTS - (COST $216,478,703) — 99.8%		$288,019,075
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.2%		458,990
NET ASSETS — 100.0%		$288,478,065

(a)	Non-income producing security.
(b)	Percentage rounds to less than 0.1%.
(c)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.500%, 06/15/20	06/15/17	$500,000	$498,922	0.2%
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	290,000	288,424	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	870,000	878,039	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	480,000	484,680	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	290,000	289,941	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	120,000	120,000	0.0	%(b)
		$2,550,000	$2,560,006	0.9%

(d)	The rate shown is the 7-day effective yield as of December 31, 2019.

ADR	— American Depositary Receipt
plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Value Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

What a difference a year makes! Value stocks as measured by the S&P 500 Value Index had a banner year, ending 2019 with a large positive return of +31.93% compared to a negative 8.97% return in 2018. For U.S. large cap stock returns, 2019 was mostly a straight march upward with brief retractions in May and August leading to an S&P 500 annual return of positive 31.48%. One needs to go back to 2013 (positive 32.38%) to find a larger calendar year gain post the Great Recession. 2019 was dominated by Federal Reserve policy (lowering rates) and trade negotiations (China and NAFTA). In terms of major asset classes, all asset classes show positive returns, led by U.S. large cap stocks, followed by mid cap stocks, REITS, small cap stocks, and international stocks. Though further down the list, with falling interest rates bond returns were stellar with the U.S. Aggregate bond index up positive 8.72%, a calendar year level not attained since 2002 (positive 20.26%). Commodities, which are known for wild swings in returns, finished up at a relatively mild positive 5.44%. Crude oil recovered rapidly in the first part of the year reaching the $66 per barrel area during April, ending the year at $60.99 per barrel versus $45.41 per barrel at the start of the year. Several Middle East events caused fluctuations during the last half of the year.

In a review of sector breakouts for large cap stocks, all sectors sported double-digit positive returns. Technology was a clear leader rising over 50%. Energy was the laggard with 12% area returns. All other sectors were in the 20% to 30% area.

2019 saw the value style and growth style perform in line with each other with the S&P 500 Value Index returning positive 31.93% and the S&P 500 Growth Index returning positive 31.12%. The last time these returns were so close to each other was in 2013, the last year when the overall market (S&P 500) was up over 30%.

In this environment, the Praxis Value Index Fund Class I Shares returned positive 32.74%, outperforming by 81 basis points the positive 31.93% return of the benchmark (S&P 500 Value Index). The Praxis Value Index Fund Class A Shares (Without Load) returned a positive 32.21%. Stock specific factors (versus industry and fundamental factors) were the leading contributors to positive relative performance. As an example, not owning Wells Fargo (governance screen) was a negative contributor as Wells Fargo was up 21.4% during the year. In 2018 not owning Wells Fargo was a positive contributor, and in 2017 not owning Wells Fargo was a negative contributor, so the stock specific impact of a screen can fall either way. We continue to be pleased with the performance of the Fund, being able to incorporate our Values + ESG screens and deliver returns that closely track benchmark returns, especially in years of large positive returns.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. Of note this year, large market holding Apple moved from the S&P 500 Value Index back to the S&P 500 Growth Index after spending one year classified as a Value stock.

Dale Snyder, CFA®
Praxis Value Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2019, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Value Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Value Index Fund
Class A *	5/1/01	25.31%	10.07%	7.71%	10.53%	0.89%	0.89%
Class A (Without Load)	5/1/01	32.21%	12.07%	8.87%	11.12%
Class I	5/1/06	32.74%	12.58%	9.38%	11.78%	0.42%	0.42%
S&P 500 Value Index [1]		31.93%	11.49%	9.52%	12.16%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019.

1    The S&P 500 Value Index represents the value companies (defined by book value to price ratio earnings to price ratio and sales to price ratio) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Value Index Fund

December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.6%
AIR FREIGHT & LOGISTICS — 0.8%
FedEx Corp.	6,660	$1,007,058
United Parcel Service, Inc. - Class B	8,630	1,010,228
		2,017,286
AIRLINES — 0.8%
American Airlines Group, Inc.	15,950	457,446
Delta Air Lines, Inc.	8,970	524,566
Southwest Airlines Co.	9,830	530,623
United Airlines Holdings, Inc. (a)	5,400	475,686
		1,988,321
AUTO COMPONENTS — 0.3%
Aptiv plc	4,830	458,705
BorgWarner, Inc.	7,240	314,071
		772,776
AUTOMOBILES — 0.4%
Ford Motor Co.	116,143	1,080,130

BANKS — 10.6%
Bank of America Corp.	176,210	6,206,116
Citigroup, Inc.	47,146	3,766,494
Citizens Financial Group, Inc.	10,900	442,649
Comerica, Inc.	3,830	274,802
Fifth Third Bancorp	19,490	599,123
First Republic Bank	2,170	254,866
Huntington Bancshares, Inc.	28,370	427,820
JPMorgan Chase & Co.	43,105	6,008,837
KeyCorp	18,558	375,614
M&T Bank Corp.	4,696	797,146
PNC Financial Services Group, Inc. (The)	14,391	2,297,235
Regions Financial Corp.	24,860	426,598
Truist Financial Corp.	29,720	1,673,830
U.S. Bancorp	51,257	3,039,028
Zions Bancorp., N.A.	5,120	265,830
		26,855,988
BEVERAGES — 2.7%
Coca-Cola Co. (The)	73,340	4,059,369
PepsiCo, Inc.	19,859	2,714,130
		6,773,499
BIOTECHNOLOGY — 2.9%
AbbVie, Inc.	16,408	1,452,764
Alexion Pharmaceuticals, Inc. (a)	4,360	471,534
Amgen, Inc.	6,734	1,623,366
Biogen, Inc. (a)	3,810	1,130,541
Gilead Sciences, Inc.	34,500	2,241,810
Regeneron Pharmaceuticals, Inc. (a)	1,150	431,802
		7,351,817
BUILDING PRODUCTS — 0.4%
Johnson Controls International plc	22,387	911,375

CAPITAL MARKETS — 3.5%
Bank of New York Mellon Corp. (The)	32,784	1,650,019
BlackRock, Inc.	1,502	755,056
Charles Schwab Corp. (The)	5,590	265,860
CME Group, Inc.	4,320	867,110
Franklin Resources, Inc.	17,050	442,959
Goldman Sachs Group, Inc. (The)	7,387	1,698,493

	Shares	Fair Value
COMMON STOCKS — 98.6%, continued
CAPITAL MARKETS — 3.5%, continued
Intercontinental Exchange, Inc.	5,470	$506,249
Invesco Ltd.	20,392	366,648
Morgan Stanley	24,461	1,250,446
Northern Trust Corp.	6,297	668,993
State Street Corp.	6,610	522,851
		8,994,684
CHEMICALS — 2.5%
Air Products & Chemicals, Inc.	1,067	250,734
Albemarle Corp.	7,040	514,202
CF Industries Holdings, Inc.	5,360	255,886
Corteva, Inc.	14,630	432,463
DuPont de Nemours, Inc.	20,701	1,329,004
Eastman Chemical Co.	3,520	278,995
Ecolab, Inc.	3,816	736,450
International Flavors & Fragrances, Inc.	2,880	371,578
Linde plc	7,326	1,559,705
LyondellBasell Industries N.V. - Class A	6,020	568,770
		6,297,787
COMMERCIAL SERVICES & SUPPLIES — 0.8%
Republic Services, Inc.	12,260	1,098,864
Waste Management, Inc.	7,680	875,213
		1,974,077
COMMUNICATIONS EQUIPMENT — 1.8%
Cisco Systems, Inc.	94,240	4,519,750

CONSUMER FINANCE — 0.8%
American Express Co.	8,404	1,046,214
Capital One Financial Corp.	10,660	1,097,021
		2,143,235
CONTAINERS & PACKAGING — 0.6%
Amcor plc	57,960	628,286
Ball Corp.	5,768	373,017
WestRock Co.	10,430	447,551
		1,448,854
DIVERSIFIED CONSUMER SERVICES — 0.1%
H&R Block, Inc.	8,970	210,616

DIVERSIFIED TELECOMMUNICATION SERVICES — 4.9%
AT&T, Inc.	155,776	6,087,726
CenturyLink, Inc.	30,728	405,917
Verizon Communications, Inc.	97,790	6,004,306
		12,497,949
ELECTRIC UTILITIES — 4.1%
American Electric Power Co., Inc.	15,270	1,443,168
Duke Energy Corp.	27,934	2,547,860
Edison International	8,487	640,005
Evergy, Inc.	5,670	369,060
Eversource Energy	6,580	559,761
NextEra Energy, Inc.	8,015	1,940,912
PPL Corp.	22,061	791,549
Southern Co. (The)	26,821	1,708,498
Xcel Energy, Inc.	8,064	511,983
		10,512,796
ELECTRICAL EQUIPMENT — 1.1%
Eaton Corp. plc	8,250	781,440

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.6%, continued
ELECTRICAL EQUIPMENT — 1.1%, continued
Emerson Electric Co.	12,264	$935,253
Rockwell Automation, Inc.	4,790	970,789
		2,687,482
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.4%
Corning, Inc.	14,610	425,297
TE Connectivity Ltd.	6,526	625,452
		1,050,749
ENERGY EQUIPMENT & SERVICES — 1.5%
Baker Hughes Co.	17,540	449,550
Helmerich & Payne, Inc.	7,130	323,916
National Oilwell Varco, Inc.	19,736	494,387
Schlumberger Ltd.	42,946	1,726,429
TechnipFMC plc	37,210	797,782
		3,792,064
ENTERTAINMENT — 1.4%
Activision Blizzard, Inc.	14,220	844,953
Electronic Arts, Inc. (a)	2,910	312,854
Fox Corp. - Class B	4,900	178,360
Walt Disney Co. (The)	15,759	2,279,224
		3,615,391
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 3.0%
AvalonBay Communities, Inc.	3,130	656,361
Boston Properties, Inc.	2,990	412,202
Crown Castle International Corp.	5,780	821,627
Digital Realty Trust, Inc.	5,230	626,240
Equity Residential	10,400	841,568
Federal Realty Investment Trust	1,940	249,736
Host Hotels & Resorts, Inc.	20,090	372,670
Iron Mountain, Inc.	13,190	420,365
Mid-America Apartment Communities, Inc.	950	125,267
Public Storage	1,920	408,883
Simon Property Group, Inc.	6,369	948,726
Ventas, Inc.	10,570	610,312
Welltower, Inc.	9,100	744,198
Weyerhaeuser Co.	11,149	336,700
		7,574,855
FOOD & STAPLES RETAILING — 2.7%
Costco Wholesale Corp.	3,640	1,069,869
Kroger Co. (The)	18,754	543,678
Walgreens Boots Alliance, Inc.	17,950	1,058,332
Walmart, Inc.	34,820	4,138,009
		6,809,888
FOOD PRODUCTS — 2.5%
Conagra Brands, Inc.	7,850	268,784
General Mills, Inc.	16,714	895,202
Hormel Foods Corp.	14,460	652,291
J.M. Smucker Co. (The)	5,180	539,393
Kellogg Co.	11,990	829,228
Kraft Heinz Co. (The)	15,130	486,127
McCormick & Co., Inc.	2,450	415,838
Mondelez International, Inc. - Class A	39,932	2,199,455
		6,286,318
GAS UTILITIES — 0.3%
Atmos Energy Corp.	8,000	894,880

	Shares	Fair Value
COMMON STOCKS — 98.6%, continued
HEALTH CARE EQUIPMENT & SUPPLIES — 4.6%
Abbott Laboratories	25,240	$2,192,346
Baxter International, Inc.	9,022	754,420
Becton, Dickinson and Co.	8,300	2,257,351
Boston Scientific Corp. (a)	11,810	534,048
Danaher Corp.	13,400	2,056,632
Medtronic plc	30,730	3,486,319
Stryker Corp.	1,770	371,594
		11,652,710
HEALTH CARE PROVIDERS & SERVICES — 6.1%
AmerisourceBergen Corp.	4,630	393,643
Anthem, Inc.	6,020	1,818,220
Cardinal Health, Inc.	8,170	413,239
Centene Corp. (a)	7,940	499,188
Cigna Corp.	8,092	1,654,733
CVS Health Corp.	30,124	2,237,912
HCA Healthcare, Inc.	5,880	869,123
Humana, Inc.	2,650	971,278
McKesson Corp.	5,714	790,360
UnitedHealth Group, Inc.	20,200	5,938,396
		15,586,092
HOTELS, RESTAURANTS & LEISURE — 1.3%
Carnival Corp.	11,853	602,488
McDonald’s Corp.	12,020	2,375,272
Royal Caribbean Cruises Ltd.	2,360	315,084
		3,292,844
HOUSEHOLD DURABLES — 0.1%
Whirlpool Corp.	1,752	258,473

HOUSEHOLD PRODUCTS — 1.5%
Colgate-Palmolive Co.	5,988	412,214
Kimberly-Clark Corp.	2,070	284,729
Procter & Gamble Co. (The)	25,456	3,179,454
		3,876,397
INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS — 0.1%
AES Corp.	12,044	239,676

INSURANCE — 7.6%
Aflac, Inc.	26,880	1,421,952
Allstate Corp. (The)	10,919	1,227,842
American International Group, Inc.	26,277	1,348,798
Aon plc	3,307	688,815
Arthur J. Gallagher & Co.	2,930	279,024
Chubb Ltd.	22,517	3,504,998
Cincinnati Financial Corp.	3,262	342,999
Everest Re Group Ltd.	1,880	520,459
Globe Life, Inc.	2,890	304,172
Hartford Financial Services Group, Inc. (The)	10,440	634,439
Lincoln National Corp.	8,350	492,734
Loews Corp.	7,470	392,100
Marsh & McLennan Cos., Inc.	9,630	1,072,878
MetLife, Inc.	31,133	1,586,849
Principal Financial Group, Inc.	11,170	614,350
Progressive Corp. (The)	6,910	500,215
Prudential Financial, Inc.	15,160	1,421,098
Travelers Cos., Inc. (The)	14,063	1,925,928
Unum Group	13,960	407,074

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.6%, continued
INSURANCE — 7.6%, continued
Willis Towers Watson plc	2,350	$474,559
		19,161,283
INTERACTIVE MEDIA & SERVICES — 0.3%
Alphabet, Inc. - Class C (a)	300	401,106
Twitter, Inc. (a)	12,880	412,804
		813,910
INTERNET & DIRECT MARKETING RETAIL — 0.2%
Amazon.com, Inc. (a)	130	240,219
Expedia Group, Inc.	2,510	271,432
		511,651
IT SERVICES — 3.2%
Accenture plc - Class A	8,940	1,882,496
Automatic Data Processing, Inc.	3,070	523,435
Cognizant Technology Solutions Corp. - Class A	10,250	635,705
Fidelity National Information Services, Inc.	12,950	1,801,215
International Business Machines Corp.	20,022	2,683,749
Paychex, Inc.	3,684	313,361
Visa, Inc. - Class A	1,780	334,462
		8,174,423
LIFE SCIENCES TOOLS & SERVICES — 0.5%
Illumina, Inc. (a)	1,180	391,453
Thermo Fisher Scientific, Inc.	2,744	891,443
		1,282,896
MACHINERY — 2.0%
Deere & Co.	4,107	711,579
Dover Corp.	3,103	357,652
Flowserve Corp.	6,920	344,408
Illinois Tool Works, Inc.	7,275	1,306,808
Ingersoll-Rand plc	2,185	290,430
Parker-Hannifin Corp.	1,557	320,462
Pentair plc	9,110	417,875
Stanley Black & Decker, Inc.	5,020	832,015
Xylem, Inc.	5,620	442,800
		5,024,029
MEDIA — 1.3%
Comcast Corp. - Class A	46,450	2,088,856
Discovery, Inc. (a)	6,870	224,924
Omnicom Group, Inc.	4,619	374,231
ViacomCBS, Inc. - Class B	14,746	618,890
		3,306,901
METALS & MINING — 0.8%
Newmont Goldcorp Corp.	27,320	1,187,054
Nucor Corp.	13,250	745,710
		1,932,764
MULTI-LINE RETAIL — 0.3%
Dollar Tree, Inc. (a)	4,230	397,831
Macy’s, Inc.	15,933	270,861
		668,692
MULTI-UTILITIES — 1.6%
Ameren Corp.	5,780	443,904
Consolidated Edison, Inc.	12,301	1,112,872
DTE Energy Co.	6,870	892,207
NiSource, Inc.	16,270	452,957
Sempra Energy	5,503	833,594

	Shares	Fair Value
COMMON STOCKS — 98.6%, continued
MULTI-UTILITIES — 1.6%, continued
WEC Energy Group, Inc.	4,480	$413,190
		4,148,724
OIL, GAS & CONSUMABLE FUELS — 4.5%
Apache Corp.	9,208	235,633
Cabot Oil & Gas Corp.	26,410	459,798
ConocoPhillips	17,837	1,159,940
Devon Energy Corp.	17,240	447,723
Hess Corp.	5,190	346,744
HollyFrontier Corp.	7,100	360,041
Kinder Morgan, Inc.	58,261	1,233,385
Marathon Oil Corp.	40,500	549,990
Marathon Petroleum Corp.	13,931	839,343
Noble Energy, Inc.	15,898	394,906
Occidental Petroleum Corp.	55,013	2,267,086
ONEOK, Inc.	9,825	743,458
Phillips 66	7,410	825,548
Valero Energy Corp.	9,230	864,389
Williams Cos., Inc. (The)	25,781	611,525
		11,339,509
PHARMACEUTICALS — 5.7%
Allergan plc	7,100	1,357,307
Bristol-Myers Squibb Co.	23,479	1,507,117
Eli Lilly & Co.	10,600	1,393,158
Johnson & Johnson	46,641	6,803,523
Merck & Co., Inc.	31,830	2,894,938
Mylan N.V. (a)	23,050	463,305
Perrigo Co. plc	3,180	164,279
		14,583,627
PROFESSIONAL SERVICES — 0.3%
Nielsen Holdings plc	23,380	474,614
Verisk Analytics, Inc.	1,670	249,398
		724,012
ROAD & RAIL — 1.0%
CSX Corp.	9,290	672,224
J.B. Hunt Transport Services, Inc.	2,150	251,077
Norfolk Southern Corp.	2,490	483,384
Union Pacific Corp.	6,480	1,171,519
		2,578,204
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 1.2%
Intel Corp.	39,878	2,386,698
Texas Instruments, Inc.	4,230	542,667
		2,929,365
SOFTWARE — 0.8%
Microsoft Corp.	3,090	487,293
NortonLifeLock, Inc.	11,610	296,287
Oracle Corp.	25,482	1,350,037
		2,133,617
SPECIALTY RETAIL — 1.2%
Best Buy Co., Inc.	4,590	403,002
Home Depot, Inc. (The)	7,402	1,616,449
L Brands, Inc.	12,790	231,755
Lowe’s Cos., Inc.	5,760	689,817
		2,941,023

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Value Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.6%, continued
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.4%
HP, Inc.	36,560	$751,308
Western Digital Corp.	5,265	334,170
		1,085,478
TEXTILES, APPAREL & LUXURY GOODS — 0.6%
NIKE, Inc. - Class B	9,970	1,010,061
PVH Corp.	2,140	225,021
VF Corp.	3,340	332,864
		1,567,946
TRADING COMPANIES & DISTRIBUTORS — 0.1%
W.W. Grainger, Inc.	1,060	358,831

WATER UTILITIES — 0.2%
American Water Works Co., Inc.	3,640	447,174

WIRELESS TELECOMMUNICATION SERVICES — 0.2%
T-Mobile US, Inc. (a)	6,770	530,903

TOTAL COMMON STOCKS (COST $199,182,070)		250,213,721

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	$250,000	$249,462
Calvert Social Investment Foundation, Inc. (b)	2.000%	06/15/22	280,000	278,478
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	450,000	454,158
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	720,000	727,020
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/17/24	280,000	279,943
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/24	250,000	250,000
TOTAL CORPORATE NOTES (COST $2,230,000)				2,239,061

	Shares	FAIR Value
MONEY MARKET FUNDS — 0.5%
First American Government Obligations Fund - Class X, 1.51% (c) (COST $1,161,196)	1,161,196	$1,161,196

TOTAL INVESTMENTS - (COST $202,573,266) — 100.0%		$253,613,978
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (d)		85,738
NET ASSETS — 100.0%		$253,699,716

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.500%, 06/15/20	06/15/17	$250,000	$249,462	0.1%
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	280,000	278,478	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	450,000	454,158	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	720,000	727,020	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	280,000	279,943	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	250,000	250,000	0.1%
		$2,230,000	$2,239,061	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)	Percentage rounds to less than 0.1%.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Growth Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

What a difference a year makes! Growth stocks as measured by the S&P 500 Growth Index had a banner year, ending 2019 with a large positive return of +31.12% compared to a flat return in 2018. For U.S. large cap stock returns, 2019 was mostly a straight march upward with brief retractions in May and August leading to an S&P 500 annual return of positive 31.48%. One needs to go back to 2013 (positive 32.38%) to find a larger calendar year gain post the Great Recession. 2019 was dominated by Federal Reserve policy (lowering rates) and trade negotiations (China and NAFTA). In terms of major asset classes, all asset classes show positive returns, led by U.S. large cap stocks, followed by mid cap stocks, REITS, small cap stocks, and international stocks. Though further down the list, with falling interest rates bond returns were stellar with the U.S. Aggregate bond index up positive 8.72%, a calendar year level not attained since 2002 (positive 20.26%). Commodities, which are known for wild swings in returns, finished up at a relatively mild positive 5.44%. Crude oil recovered rapidly in the first part of the year reaching the $66 per barrel area during April, ending the year at $60.99 per barrel versus $45.41 per barrel at the start of the year. Several Middle East events caused fluctuations during the last half of the year.

In a review of sector breakouts for large cap stocks, all sectors sported double-digit positive returns. Technology was a clear leader rising over 50%. Energy was the laggard with 12% area returns. All other sectors were in the 20% to 30% area.

2019 saw the growth style and value style perform in line with each other with the S&P 500 Growth Index returning positive 31.12% and the S&P 500 Value Index returning positive 31.93%. The last time these returns were so close to each other was in 2013, the last year when the overall market (S&P 500) was up more than 30%.

In this environment, the Praxis Growth Index Fund Class I Shares returned a positive 31.91%, outperforming by 79 basis points the positive 31.12% return of the benchmark (S&P 500 Growth Index). The Praxis Growth Index Fund Class A Shares (Without Load) returned a positive 31.45%. Stock specific factors (versus industry and fundamental factors) were the leading contributors to positive relative performance. As an example, not owning Pfizer (abortifacients screen) was a positive contributor as Pfizer was down 6.9% during the year. We continue to be pleased with the performance of the Fund, being able to incorporate our Values + ESG screens and deliver returns that closely track benchmark returns, especially in years of large positive returns.

The annual mid-December reconstitution of the benchmark index and our routine updating of our Values + ESG screening list again caused some realignment of portfolio holdings near year end. Of note this year, large market holding Apple moved from the S&P 500 Value Index back to the S&P 500 Growth Index after spending one year classified as a Value stock.

Dale Snyder, CFA®
Praxis Growth Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2019, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Growth Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Growth Index Fund
Class A *	5/1/07	24.56%	16.28%	11.80%	13.43%	0.82%	0.82%
Class A (Without Load)	5/1/07	31.45%	18.38%	13.01%	14.04%
Class I	5/1/07	31.91%	18.85%	13.47%	14.57%	0.43%	0.43%
S&P 500 Growth Index [1]		31.12%	18.66%	13.52%	14.78%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019.

1    The S&P 500 Growth Index represents the growth companies (defined by sales growth, earnings change to price, and momentum) of the S&P 500 Index, a universe of large capitalization companies in the U.S. equity market.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Growth Index Fund

December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.7%
AIR FREIGHT & LOGISTICS — 0.2%
United Parcel Service, Inc. - Class B	5,945	$695,922

BANKS — 1.9%
JPMorgan Chase & Co.	36,275	5,056,735
PNC Financial Services Group, Inc. (The)	2,433	388,380
Truist Financial Corp.	5,499	309,703
U.S. Bancorp	5,303	314,415
		6,069,233
BEVERAGES — 1.3%
Coca-Cola Co. (The)	38,120	2,109,942
PepsiCo, Inc.	15,380	2,101,985
		4,211,927
BIOTECHNOLOGY — 1.8%
AbbVie, Inc.	17,711	1,568,132
Alexion Pharmaceuticals, Inc. (a)	2,861	309,417
Amgen, Inc.	8,154	1,965,685
Incyte Corp. (a)	4,067	355,130
Regeneron Pharmaceuticals, Inc. (a)	1,071	402,139
Vertex Pharmaceuticals, Inc. (a)	5,884	1,288,302
		5,888,805
BUILDING PRODUCTS — 0.1%
Masco Corp.	8,006	384,208

CAPITAL MARKETS — 2.7%
Ameriprise Financial, Inc.	2,290	381,468
BlackRock, Inc.	1,273	639,937
Cboe Global Markets, Inc.	4,824	578,880
Charles Schwab Corp. (The)	17,708	842,193
CME Group, Inc.	3,998	802,479
Intercontinental Exchange, Inc.	5,631	521,149
MarketAxess Holdings, Inc.	960	363,946
Moody’s Corp.	4,415	1,048,165
MSCI, Inc.	1,797	463,949
Northern Trust Corp.	5,918	628,728
S&P Global, Inc.	6,654	1,816,875
T. Rowe Price Group, Inc.	4,600	560,464
		8,648,233
CHEMICALS — 2.3%
Air Products & Chemicals, Inc.	7,178	1,686,758
Celanese Corp.	5,274	649,335
Dow, Inc.	17,187	940,645
Ecolab, Inc.	4,114	793,961
Linde plc	10,958	2,332,958
Sherwin-Williams Co. (The)	2,017	1,177,000
		7,580,657
COMMERCIAL SERVICES & SUPPLIES — 0.8%
Cintas Corp.	1,634	439,677
Copart, Inc. (a)	5,108	464,522
Republic Services, Inc.	3,583	321,144
Rollins, Inc.	16,480	546,477
Waste Management, Inc.	7,114	810,711
		2,582,531
COMMUNICATIONS EQUIPMENT — 0.1%
Arista Networks, Inc. (a)	1,860	378,324

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
CONSTRUCTION MATERIALS — 0.2%
Martin Marietta Materials, Inc.	1,616	$451,898
Vulcan Materials Co.	2,245	323,258
		775,156
CONSUMER FINANCE — 0.5%
American Express Co.	7,894	982,724
Discover Financial Services	4,095	347,338
Synchrony Financial	10,930	393,589
		1,723,651
CONTAINERS & PACKAGING — 0.4%
Avery Dennison Corp.	2,718	355,569
Ball Corp.	7,143	461,938
International Paper Co.	13,529	623,010
		1,440,517
DISTRIBUTORS — 0.2%
Genuine Parts Co.	5,833	619,640

DIVERSIFIED TELECOMMUNICATION SERVICES — 0.1%
AT&T, Inc.	8,289	323,934

ELECTRIC UTILITIES — 0.4%
NextEra Energy, Inc.	5,626	1,362,392

ELECTRICAL EQUIPMENT — 0.8%
AMETEK, Inc.	6,609	659,182
Emerson Electric Co.	8,371	638,372
Rockwell Automation, Inc.	6,568	1,331,137
		2,628,691
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 0.7%
Amphenol Corp. - Class A	6,146	665,182
IPG Photonics Corp. (a)	3,341	484,178
Keysight Technologies, Inc. (a)	4,941	507,095
TE Connectivity Ltd.	3,450	330,648
Zebra Technologies Corp. - Class A (a)	1,267	323,642
		2,310,745
ENERGY EQUIPMENT & SERVICES — 0.1%
National Oilwell Varco, Inc.	15,240	381,762

ENTERTAINMENT — 2.4%
Electronic Arts, Inc. (a)	2,965	318,767
Fox Corp. - Class B	14,211	517,280
Netflix, Inc. (a)	9,792	3,168,398
Walt Disney Co. (The)	25,353	3,666,804
		7,671,249
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.5%
Alexandria Real Estate Equities, Inc.	1,991	321,706
American Tower Corp.	9,532	2,190,644
Crown Castle International Corp.	4,969	706,343
Equinix, Inc.	2,077	1,212,345
Extra Space Storage, Inc.	6,030	636,889
Healthpeak Properties, Inc.	11,789	406,367
Iron Mountain, Inc.	18,158	578,695
Mid-America Apartment Communities, Inc.	2,460	324,375
Prologis, Inc.	8,827	786,839
Realty Income Corp.	4,636	341,349

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 2.5%, continued
SBA Communications Corp.	2,698	$650,191
		8,155,743
FOOD & STAPLES RETAILING — 0.6%
Costco Wholesale Corp.	6,763	1,987,781

FOOD PRODUCTS — 0.5%
Hershey Co. (The)	2,231	327,912
Hormel Foods Corp.	12,978	585,438
McCormick & Co., Inc.	3,680	624,606
		1,537,956
HEALTH CARE EQUIPMENT & SUPPLIES — 3.5%
Abbott Laboratories	25,216	2,190,262
Align Technology, Inc. (a)	1,431	399,306
Baxter International, Inc.	5,675	474,544
Boston Scientific Corp. (a)	20,247	915,569
Cooper Cos., Inc. (The)	1,161	373,018
Danaher Corp.	15,054	2,310,488
Edwards Lifesciences Corp. (a)	4,070	949,490
Hologic, Inc. (a)	6,559	342,445
IDEXX Laboratories, Inc. (a)	2,060	537,928
Medtronic plc	2,804	318,114
ResMed, Inc.	3,458	535,886
STERIS plc	2,144	326,788
Stryker Corp.	5,375	1,128,428
Teleflex, Inc.	1,350	508,194
		11,310,460
HEALTH CARE PROVIDERS & SERVICES — 0.3%
UnitedHealth Group, Inc.	2,060	605,599
WellCare Health Plans, Inc. (a)	1,059	349,692
		955,291
HOTELS, RESTAURANTS & LEISURE — 2.1%
Chipotle Mexican Grill, Inc. (a)	397	332,333
Hilton Worldwide Holdings, Inc.	7,789	863,878
Marriott International, Inc. - Class A	6,393	968,092
McDonald’s Corp.	7,317	1,445,912
Starbucks Corp.	27,592	2,425,889
Yum! Brands, Inc.	7,084	713,571
		6,749,675
HOUSEHOLD DURABLES — 0.3%
D.R. Horton, Inc.	6,078	320,614
Garmin Ltd.	3,784	369,167
NVR, Inc. (a)	85	323,715
		1,013,496
HOUSEHOLD PRODUCTS — 1.7%
Church & Dwight Co., Inc.	9,041	635,944
Colgate-Palmolive Co.	4,657	320,588
Kimberly-Clark Corp.	3,801	522,828
Procter & Gamble Co. (The)	32,007	3,997,674
		5,477,034
INDUSTRIAL CONGLOMERATES — 0.3%
Roper Technologies, Inc.	2,829	1,002,117

INSURANCE — 1.9%
Aflac, Inc.	8,308	439,493
Allstate Corp. (The)	3,039	341,736

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
INSURANCE — 1.9%, continued
American International Group, Inc.	6,403	$328,666
Aon plc	4,556	948,969
Arthur J. Gallagher & Co.	4,367	415,870
Chubb Ltd.	2,060	320,660
Cincinnati Financial Corp.	3,545	372,757
Globe Life, Inc.	3,009	316,697
Marsh & McLennan Cos., Inc.	8,240	918,018
MetLife, Inc.	6,692	341,091
Progressive Corp. (The)	7,178	519,616
Travelers Cos., Inc. (The)	4,355	596,417
Willis Towers Watson plc	1,560	315,026
		6,175,016
INTERACTIVE MEDIA & SERVICES — 9.1%
Alphabet, Inc. - Class A (a)	5,155	6,904,555
Alphabet, Inc. - Class C (a)	8,586	11,479,654
Facebook, Inc. - Class A (a)	54,765	11,240,516
		29,624,725
INTERNET & DIRECT MARKETING RETAIL — 5.9%
Amazon.com, Inc. (a)	8,700	16,076,208
Booking Holdings, Inc. (a)	915	1,879,163
eBay, Inc.	17,315	625,245
Expedia Group, Inc.	5,768	623,751
		19,204,367
IT SERVICES — 7.5%
Accenture plc - Class A	9,729	2,048,636
Automatic Data Processing, Inc.	5,950	1,014,475
Broadridge Financial Solutions, Inc.	2,596	320,710
Fiserv, Inc. (a)	14,476	1,673,860
FleetCor Technologies, Inc. (a)	2,434	700,310
Gartner, Inc. (a)	3,640	560,924
Mastercard, Inc. - Class A	21,816	6,514,039
Paychex, Inc.	6,525	555,016
PayPal Holdings, Inc. (a)	26,707	2,888,896
VeriSign, Inc. (a)	2,251	433,723
Visa, Inc. - Class A	41,463	7,790,898
		24,501,487
LIFE SCIENCES TOOLS & SERVICES — 1.9%
Agilent Technologies, Inc.	5,785	493,518
Illumina, Inc. (a)	1,958	649,547
IQVIA Holdings, Inc. (a)	2,768	427,684
Mettler-Toledo International, Inc. (a)	600	475,968
Thermo Fisher Scientific, Inc.	11,385	3,698,645
Waters Corp. (a)	1,646	384,588
		6,129,950
MACHINERY — 1.7%
Deere & Co.	4,186	725,266
Dover Corp.	3,517	405,370
IDEX Corp.	1,894	325,768
Illinois Tool Works, Inc.	7,564	1,358,721
Ingersoll-Rand plc	5,595	743,687
PACCAR, Inc.	6,561	518,975
Parker-Hannifin Corp.	1,542	317,375
Pentair plc	13,951	639,932
Westinghouse Air Brake Technologies Corp.	8,331	648,152
		5,683,246

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
MEDIA — 1.3%
Charter Communications, Inc. - Class A (a)	3,842	$1,863,677
Comcast Corp. - Class A	53,294	2,396,631
		4,260,308
METALS & MINING — 0.2%
Newmont Goldcorp Corp.	7,783	338,171
Nucor Corp.	5,628	316,744
		654,915
MULTI-LINE RETAIL — 0.6%
Dollar General Corp.	5,953	928,549
Target Corp.	8,134	1,042,860
		1,971,409
MULTI-UTILITIES — 0.1%
Sempra Energy	2,093	317,048

OIL, GAS & CONSUMABLE FUELS — 1.2%
Apache Corp.	27,725	709,483
Cabot Oil & Gas Corp.	29,294	510,009
ConocoPhillips	22,543	1,465,971
Hess Corp.	8,179	546,439
Phillips 66	4,589	511,260
		3,743,162
PERSONAL PRODUCTS — 0.4%
Coty, Inc. - Class A	43,112	485,010
Estée Lauder Cos., Inc. (The) - Class A	4,119	850,738
		1,335,748
PHARMACEUTICALS — 3.6%
Bristol-Myers Squibb Co.	28,376	1,821,455
Eli Lilly & Co.	10,220	1,343,215
Johnson & Johnson	27,458	4,005,298
Merck & Co., Inc.	32,671	2,971,427
Zoetis, Inc.	11,310	1,496,879
		11,638,274
PROFESSIONAL SERVICES — 0.6%
Equifax, Inc.	2,310	323,677
IHS Markit Ltd. (a)	7,747	583,736
Nielsen Holdings plc	26,299	533,870
Verisk Analytics, Inc.	3,035	453,247
		1,894,530
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.1%
CBRE Group, Inc. - Class A (a)	6,483	397,343

ROAD & RAIL — 1.2%
CSX Corp.	6,407	463,610
J.B. Hunt Transport Services, Inc.	3,120	364,354
Kansas City Southern	2,079	318,420
Norfolk Southern Corp.	2,169	421,068
Old Dominion Freight Line, Inc.	4,287	813,587
Union Pacific Corp.	9,161	1,656,217
		4,037,256
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.9%
Advanced Micro Devices, Inc. (a)	25,831	1,184,610
Analog Devices, Inc.	8,424	1,001,108
Applied Materials, Inc.	22,796	1,391,468
Broadcom, Inc.	9,079	2,869,145

	Shares	Fair Value
COMMON STOCKS — 98.7%, continued
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 6.9%, continued
Intel Corp.	57,987	$3,470,522
KLA Corp.	4,142	737,980
Lam Research Corp.	3,673	1,073,985
Microchip Technology, Inc.	6,565	687,487
Micron Technology, Inc. (a)	24,865	1,337,240
NVIDIA Corp.	14,049	3,305,730
Qorvo, Inc. (a)	5,094	592,075
QUALCOMM, Inc.	26,250	2,316,037
Skyworks Solutions, Inc.	3,808	460,311
Texas Instruments, Inc.	13,417	1,721,267
Xilinx, Inc.	4,619	451,600
		22,600,565
SOFTWARE — 13.0%
Adobe, Inc. (a)	11,747	3,874,278
ANSYS, Inc. (a)	1,778	457,675
Autodesk, Inc. (a)	4,626	848,686
Cadence Design Systems, Inc. (a)	7,094	492,040
Citrix Systems, Inc.	3,452	382,827
Fortinet, Inc. (a)	4,150	443,054
Intuit, Inc.	6,400	1,676,352
Microsoft Corp.	174,888	27,579,838
Oracle Corp.	29,220	1,548,075
salesforce.com, inc. (a)	20,427	3,322,247
ServiceNow, Inc. (a)	4,603	1,299,519
Synopsys, Inc. (a)	2,920	406,464
		42,331,055
SPECIALTY RETAIL — 2.8%
AutoZone, Inc. (a)	469	558,724
CarMax, Inc. (a)	3,220	282,297
Home Depot, Inc. (The)	16,776	3,663,543
Lowe’s Cos., Inc.	9,809	1,174,726
O’Reilly Automotive, Inc. (a)	1,110	486,469
Ross Stores, Inc.	8,895	1,035,556
TJX Cos., Inc. (The)	25,363	1,548,665
Ulta Beauty, Inc. (a)	1,400	354,396
		9,104,376
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 8.7%
Apple, Inc.	95,592	28,070,591
NetApp, Inc.	5,407	336,586
		28,407,177
TEXTILES, APPAREL & LUXURY GOODS — 0.8%
NIKE, Inc. - Class B	20,887	2,116,062
VF Corp.	4,295	428,040
		2,544,102
TRADING COMPANIES & DISTRIBUTORS — 0.2%
Fastenal Co.	16,064	593,565

WATER UTILITIES — 0.2%
American Water Works Co., Inc.	4,180	513,513

TOTAL COMMON STOCKS (COST $183,163,868)		321,530,267

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Growth Index Fund
December 31, 2019

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	$475,000	$473,976
Calvert Social Investment Foundation, Inc. (b)	2.000%	06/15/22	550,000	547,011
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	900,000	908,316
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	200,000	201,950
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/17/24	550,000	549,887
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/24	150,000	150,000
TOTAL CORPORATE NOTES (COST $2,825,000)				2,831,140

	Shares	FAIR Value
MONEY MARKET FUNDS — 0.4%
First American Government Obligations Fund - Class X, 1.51% (c) (COST $1,144,213)	1,144,213	$1,144,213

TOTAL INVESTMENTS - (COST $187,133,081) — 100.0%		$325,505,620
OTHER ASSETS IN EXCESS OF LIABILITIES — 0.0% (d)		138,459
NET ASSETS — 100.0%		$325,644,079

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.500%, 06/15/20	06/15/17	$475,000	$473,976	0.1%
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	550,000	547,011	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	900,000	908,316	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	200,000	201,950	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	550,000	549,887	0.2%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	150,000	150,000	0.0	%(d)
		$2,825,000	$2,831,140	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)	Percentage rounds to less than 0.1%.

plc	— Public Liability Company

See accompanying notes to financial statements.

Praxis Small Cap Index Fund

Annual Report to Shareholders

Portfolio Manager’s Commentary (unaudited)

What a difference a year makes! 2019 was a strong year in which U.S. small cap stock returns trailed U.S. large cap stock returns with the S&P SmallCap 600 Index returning positive 22.78% (versus positive 31.48% for the S&P 500 Index), a stark contrast to the negative 8.48% returns for the S&P SmallCap 600 Index in 2018. This was the strongest return since the positive 26.56% return posted in 2016. In terms of major asset classes, all asset classes show positive returns, led by U.S. large cap stocks, followed by mid cap stocks, REITS, small cap stocks, and international stocks. Though further down the list, with falling interest rates bond returns were stellar with the U.S. Aggregate bond index up positive 8.72%, a calendar year level not attained since 2002 (positive 20.26%). Commodities, which are known for wild swings in returns, finished up at a relatively mild positive 5.44%. Crude oil recovered rapidly in the first part of the year reaching the $66 per barrel area during April, ending the year at $60.99 per barrel versus $45.41 per barrel at the start of the year. Several Middle East events caused fluctuations during the last half of the year.

In a review of sector breakouts for U.S. small cap stocks, technology and industrials were clear leaders with positive 30% plus returns. All other sectors experienced positive returns, with the notable exception of energy which ended with single digit negative returns.

In this environment, the Praxis Small Cap Index Fund Class I Shares returned positive 22.12%, underperforming by 66 basis points the positive 22.78% return of the benchmark (S&P SmallCap 600 Index), but a nice recovery from the negative 7.83% return in 2018. The Praxis Small Cap Index Fund Class A Shares (Without Load) returned positive 21.36%. Stock specific factors were the leading positive contributors to relative performance while fundamentals were the main negative contributors to relative performance. 2019 was another year with a fair number of small cap stocks being acquired or “graduating” up and out of the small cap universe leading to some natural churn in the portfolio. In terms of industries, a positive contributor was the overweight allocation to basic industry while a negative contributor was the underweight allocation to technology.

2019 was our second full calendar year of running the small cap fund as an optimized index fund. As a reminder, the transition took place at the beginning of 2017, but the first few days of 2017 were used to adjust the portfolio. This involved moving to a fund with approximately 450 holdings from one with approximately 70 holdings and a change of benchmarks to the S&P SmallCap 600 from the Russell 2000. We are pleased with the performance in 2019 and since making the transition. We look forward to continuing to be able to incorporate our Values + ESG screens and deliver returns that closely track benchmark returns in the small cap space, especially in years of large positive returns.

Dale Snyder, CFA®
Praxis Small Cap Index Fund Manager
Praxis Mutual Funds®

The views expressed are those of the portfolio manager as of Dec. 31, 2019, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Small Cap Index Fund

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and Index from 12/31/09 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Small Cap Index Fund
Class A *	5/1/07	15.03%	5.18%	3.75%	8.97%	1.49%	1.11%
Class A (Without Load)	5/1/07	21.36%	7.10%	4.88%	9.56%
Class I	5/1/07	22.12%	7.78%	5.54%	10.23%	0.46%	0.46%
S&P 600 Index [1]		22.78%	8.36%	9.56%	13.35%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

The returns include the Fund’s performance when the Fund’s portfolio was managed by a sub-adviser and pursued a different investment strategy prior to January 1, 2017.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019. Contractual fee waivers are in effect from May 1, 2019 through April 30, 2020 for Class A.

1    S&P SmallCap 600 Index measures the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure they are liquid and financially viable.

The above index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Small Cap Index Fund

December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.9%
AIR FREIGHT & LOGISTICS — 0.7%
Echo Global Logistics, Inc. (a)	6,670	$138,069
Forward Air Corp.	6,040	422,498
Hub Group, Inc. - Class A (a)	4,660	239,011
		799,578
AIRLINES — 0.9%
Allegiant Travel Co.	2,220	386,369
Hawaiian Holdings, Inc.	8,210	240,471
SkyWest, Inc.	6,980	451,117
		1,077,957
AUTO COMPONENTS — 1.7%
American Axle & Manufacturing Holdings, Inc. (a)	11,990	129,012
Cooper Tire & Rubber Co.	6,440	185,150
Cooper-Standard Holdings, Inc. (a)	2,550	84,558
Dorman Products, Inc. (a)	4,170	315,752
Fox Factory Holding Corp. (a)	7,010	487,686
Garrett Motion, Inc. (a)	14,830	148,152
Gentherm, Inc. (a)	4,820	213,960
LCI Industries	2,400	257,112
Standard Motor Products, Inc.	3,290	175,094
		1,996,476
AUTOMOBILES — 0.3%
Winnebago Industries, Inc.	7,900	418,542

BANKS — 9.6%
Ameris Bancorp	10,274	437,056
Banc of California, Inc.	10,340	177,641
Banner Corp.	4,150	234,849
Berkshire Hills Bancorp, Inc.	5,910	194,321
Boston Private Financial Holdings, Inc.	10,750	129,323
Brookline Bancorp, Inc.	12,520	206,079
Cadence BanCorp.	29,110	527,764
Central Pacific Financial Corp.	5,690	168,310
City Holding Co.	2,910	238,474
Columbia Banking System, Inc.	8,460	344,195
Community Bank System, Inc.	9,070	643,426
Customers Bancorp, Inc. (a)	6,950	165,479
CVB Financial Corp.	19,330	417,141
Eagle Bancorp, Inc.	5,790	281,568
First BanCorp.	38,970	412,692
First Commonwealth Financial Corp.	12,660	183,697
First Financial Bancorp	13,550	344,712
First Midwest Bancorp, Inc.	13,350	307,851
Franklin Financial Network, Inc.	2,640	90,631
Glacier Bancorp, Inc.	15,520	713,765
Great Western Bancorp, Inc.	7,950	276,183
Hanmi Financial Corp.	6,740	134,766
Heritage Financial Corp.	6,310	178,573
Hope Bancorp, Inc.	15,300	227,358
Independent Bank Corp.	5,100	424,575
NBT Bancorp, Inc.	5,910	239,710
OFG Bancorp	7,240	170,936
Old National Bancorp	19,510	356,838
Opus Bank	6,640	171,777
Pacific Premier Bancorp, Inc.	6,570	214,215
Preferred Bank	2,910	174,862
S&T Bancorp, Inc.	5,970	240,531
Seacoast Banking Corp. of Florida (a)	8,510	260,151

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
BANKS — 9.6%, continued
ServisFirst Bancshares, Inc.	10,670	$402,046
Simmons First National Corp. - Class A	15,630	418,728
Southside Bancshares, Inc.	4,987	185,217
Tompkins Financial Corp.	2,100	192,150
Triumph Bancorp, Inc. (a)	1,870	71,097
United Community Banks, Inc.	9,000	277,920
Veritex Holdings, Inc.	13,050	380,147
Westamerica Bancorp.	4,020	272,435
		11,489,189
BEVERAGES — 0.2%
Coca-Cola Consolidated, Inc.	460	130,663
National Beverage Corp. (a)	2,530	129,081
		259,744
BIOTECHNOLOGY — 2.1%
Acorda Therapeutics, Inc. (a)	65,680	133,987
AMAG Pharmaceuticals, Inc. (a)	7,730	94,074
Cytokinetics, Inc. (a)	16,380	173,792
Eagle Pharmaceuticals, Inc. (a)	3,150	189,252
Emergent BioSolutions, Inc. (a)	6,500	350,675
Enanta Pharmaceuticals, Inc. (a)	2,990	184,722
Momenta Pharmaceuticals, Inc. (a)	14,740	290,820
Myriad Genetics, Inc. (a)	13,480	367,060
Progenics Pharmaceuticals, Inc. (a)	28,980	147,508
REGENXBIO, Inc. (a)	3,410	139,708
Spectrum Pharmaceuticals, Inc. (a)	15,240	55,474
Vanda Pharmaceuticals, Inc. (a)	7,380	121,106
Xencor, Inc. (a)	8,640	297,130
		2,545,308
BUILDING PRODUCTS — 2.6%
AAON, Inc.	9,750	481,747
American Woodmark Corp. (a)	2,505	261,798
Apogee Enterprises, Inc.	4,720	153,400
Gibraltar Industries, Inc. (a)	10,440	526,594
Insteel Industries, Inc.	5,610	120,559
Patrick Industries, Inc.	4,460	233,838
PGT Innovations, Inc. (a)	9,430	140,601
Quanex Building Products Corp.	11,930	203,764
Simpson Manufacturing Co., Inc.	7,730	620,178
Universal Forest Products, Inc.	7,950	379,215
		3,121,694
CAPITAL MARKETS — 1.1%
Blucora, Inc. (a)	6,450	168,603
Donnelley Financial Solutions, Inc. (a)	10,660	111,610
Greenhill & Co., Inc.	6,880	117,510
INTL FCStone, Inc. (a)	4,090	199,715
Piper Jaffray Cos.	2,460	196,652
Virtus Investment Partners, Inc.	1,600	194,752
Waddell & Reed Financial, Inc. - Class A	10,140	169,541
WisdomTree Investments, Inc.	23,400	113,256
		1,271,639
CHEMICALS — 2.2%
Balchem Corp.	4,700	477,661
GCP Applied Technologies, Inc. (a)	5,380	122,180
H.B. Fuller Co.	7,040	363,053
Innospec, Inc.	5,910	611,331
Quaker Chemical Corp.	2,310	380,041

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
CHEMICALS — 2.2%, continued
Stepan Co.	3,960	$405,662
Trinseo S.A.	7,990	297,308
		2,657,236
COMMERCIAL SERVICES & SUPPLIES — 2.6%
ABM Industries, Inc.	13,350	503,429
Brady Corp. - Class A	14,170	811,374
Interface, Inc.	10,700	177,513
Matthews International Corp. - Class A	5,810	221,768
Mobile Mini, Inc.	5,870	222,532
Pitney Bowes, Inc.	49,280	198,598
R.R. Donnelley & Sons Co.	30,530	120,593
UniFirst Corp.	2,490	502,930
US Ecology, Inc.	3,510	203,264
Viad Corp.	1,980	133,650
		3,095,651
COMMUNICATIONS EQUIPMENT — 1.2%
ADTRAN, Inc.	14,390	142,317
Applied Optoelectronics, Inc. (a)	19,220	228,334
CalAmp Corp. (a)	9,400	90,052
Harmonic, Inc. (a)	31,980	249,444
NETGEAR, Inc. (a)	4,710	115,442
Viavi Solutions, Inc. (a)	37,780	566,700
		1,392,289
CONSTRUCTION & ENGINEERING — 0.9%
Aegion Corp. (a)	7,920	177,170
Arcosa, Inc.	11,690	520,790
Comfort Systems USA, Inc.	4,810	239,778
MYR Group, Inc. (a)	4,650	151,544
		1,089,282
CONSTRUCTION MATERIALS — 0.1%
U.S. Concrete, Inc. (a)	3,620	150,809

CONSUMER FINANCE — 0.7%
Encore Capital Group, Inc. (a)	6,580	232,669
Enova International, Inc. (a)	7,260	174,675
PRA Group, Inc. (a)	6,920	251,196
World Acceptance Corp. (a)	1,600	138,240
		796,780
CONTAINERS & PACKAGING — 0.1%
Myers Industries, Inc.	10,200	170,136

DIVERSIFIED CONSUMER SERVICES — 0.9%
American Public Education, Inc. (a)	5,580	152,836
Career Education Corp. (a)	11,680	214,795
Regis Corp. (a)	7,340	131,166
Strategic Education, Inc.	3,580	568,862
		1,067,659
DIVERSIFIED FINANCIAL SERVICES — 0.2%
FGL Holdings	25,920	276,048

DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%
ATN International, Inc.	3,340	185,003
Cincinnati Bell, Inc. (a)	13,530	141,659
Cogent Communications Holdings, Inc.	6,040	397,492
Consolidated Communications Holdings, Inc.	28,640	111,123

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
DIVERSIFIED TELECOMMUNICATION SERVICES — 1.2%, continued
Iridium Communications, Inc. (a)	16,070	$395,965
Vonage Holdings Corp. (a)	27,790	205,924
		1,437,166
ELECTRICAL EQUIPMENT — 0.4%
AZZ, Inc.	7,130	327,623
Encore Wire Corp.	3,540	203,196
		530,819
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS — 4.8%
Anixter International, Inc. (a)	3,970	365,637
Arlo Technologies, Inc. (a)	48,227	203,036
Badger Meter, Inc.	5,090	330,494
Benchmark Electronics, Inc.	8,020	275,567
CTS Corp.	6,010	180,360
Daktronics, Inc.	20,710	126,124
ePlus, Inc. (a)	2,280	192,181
Fabrinet (a)	7,070	458,419
FARO Technologies, Inc. (a)	3,280	165,148
Insight Enterprises, Inc. (a)	5,560	390,813
Itron, Inc. (a)	4,950	415,553
KEMET Corp.	8,220	222,351
Knowles Corp. (a)	18,120	383,238
Methode Electronics, Inc.	4,360	171,566
MTS Systems Corp.	3,280	157,538
OSI Systems, Inc. (a)	2,550	256,887
Plexus Corp. (a)	4,900	377,006
Rogers Corp. (a)	2,710	338,018
Sanmina Corp. (a)	8,760	299,942
ScanSource, Inc. (a)	4,820	178,099
TTM Technologies, Inc. (a)	16,420	247,121
		5,735,098
ENERGY EQUIPMENT & SERVICES — 3.1%
Archrock, Inc.	21,360	214,454
Diamond Offshore Drilling, Inc. (a)	20,860	149,983
DMC Global, Inc.	2,120	95,273
Dril-Quip, Inc. (a)	6,340	297,409
Era Group, Inc. (a)	15,280	155,398
Exterran Corp. (a)	29,150	228,245
Helix Energy Solutions Group, Inc. (a)	34,270	330,020
KLX Energy Services Holdings, Inc. (a)	17,530	112,893
Matrix Service Co. (a)	6,490	148,491
Nabors Industries Ltd.	123,570	355,882
Newpark Resources, Inc. (a)	26,460	165,904
Noble Corp. plc (a)	171,310	208,998
Oceaneering International, Inc. (a)	8,390	125,095
Oil States International, Inc. (a)	9,680	157,881
RPC, Inc.	39,100	204,884
SEACOR Holdings, Inc. (a)	3,470	149,731
TETRA Technologies, Inc. (a)	68,090	133,456
U.S. Silica Holdings, Inc.	13,680	84,132
Valaris plc	68,600	450,016
		3,768,145
ENTERTAINMENT — 0.1%
Marcus Corp. (The)	3,960	125,809

EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.5%
Acadia Realty Trust	9,380	243,223

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) — 6.5%, continued
Agree Realty Corp.	6,430	$451,193
American Assets Trust, Inc.	6,220	285,498
Armada Hoffler Properties, Inc.	8,590	157,627
CareTrust REIT, Inc.	16,990	350,504
CBL & Associates Properties, Inc.	190,510	200,036
Chatham Lodging Trust	7,580	139,017
Community Healthcare Trust, Inc.	19,070	817,340
DiamondRock Hospitality Co.	24,980	276,778
Essential Properties Realty Trust, Inc.	11,640	288,789
Four Corners Property Trust, Inc.	9,270	261,321
Franklin Street Properties Corp.	20,600	176,336
Getty Realty Corp.	3,980	130,823
Global Net Lease, Inc.	8,930	181,100
Hersha Hospitality Trust	7,500	109,125
Independence Realty Trust, Inc.	16,080	226,406
Innovative Industrial Properties, Inc.	1,460	110,770
iStar, Inc.	14,210	206,187
Kite Realty Group Trust	10,900	212,877
Lexington Realty Trust	19,510	207,196
LTC Properties, Inc.	4,560	204,151
National Storage Affiliates Trust	7,930	266,607
Office Properties Income Trust	8,140	261,620
Pennsylvania Real Estate Investment Trust	41,560	221,515
Retail Opportunity Investments Corp.	14,670	259,072
Saul Centers, Inc.	3,160	166,785
Summit Hotel Properties, Inc.	18,710	230,881
Uniti Group, Inc.	20,840	171,096
Universal Health Realty Income Trust	1,650	193,644
Washington Prime Group, Inc.	52,400	190,736
Washington Real Estate Investment Trust	11,920	347,826
Xenia Hotels & Resorts, Inc.	14,130	305,349
		7,851,428
FOOD & STAPLES RETAILING — 1.1%
Andersons, Inc. (The)	8,590	217,155
Chefs’ Warehouse, Inc. (The) (a)	19,440	740,858
SpartanNash Co.	9,300	132,432
United Natural Foods, Inc. (a)	25,610	224,344
		1,314,789
FOOD PRODUCTS — 1.6%
B&G Foods, Inc.	13,360	239,545
Calavo Growers, Inc.	2,150	194,768
Cal-Maine Foods, Inc.	7,730	330,457
Darling Ingredients, Inc. (a)	28,470	799,438
Fresh Del Monte Produce, Inc.	7,570	264,799
John B. Sanfilippo & Son, Inc.	1,410	128,705
		1,957,712
GAS UTILITIES — 1.2%
Northwest Natural Holdings Co.	10,730	791,123
South Jersey Industries, Inc.	21,740	716,985
		1,508,108
HEALTH CARE EQUIPMENT & SUPPLIES — 2.6%
AngioDynamics, Inc. (a)	7,230	115,752
Cardiovascular Systems, Inc. (a)	8,070	392,121
Heska Corp. (a)	2,880	276,307
Integer Holdings Corp. (a)	4,140	332,980
Invacare Corp.	23,550	212,421

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
HEALTH CARE EQUIPMENT & SUPPLIES — 2.6%, continued
Lantheus Holdings, Inc. (a)	5,640	$115,677
LeMaitre Vascular, Inc.	5,160	185,502
Meridian Bioscience, Inc.	9,350	91,350
Merit Medical Systems, Inc. (a)	11,920	372,142
Mesa Laboratories, Inc.	460	114,724
Neogen Corp. (a)	6,993	456,363
OraSure Technologies, Inc. (a)	13,990	112,340
Orthofix Medical, Inc. (a)	3,650	168,557
Tactile Systems Technology, Inc. (a)	2,490	168,100
		3,114,336
HEALTH CARE PROVIDERS & SERVICES — 3.4%
Addus HomeCare Corp. (a)	2,750	267,355
AMN Healthcare Services, Inc. (a)	6,420	400,030
BioTelemetry, Inc. (a)	4,540	210,202
CorVel Corp. (a)	2,400	209,664
Covetrus, Inc. (a)	13,980	184,536
Diplomat Pharmacy, Inc. (a)	52,730	210,920
Ensign Group, Inc. (The)	6,850	310,784
Hanger, Inc. (a)	4,580	126,454
LHC Group, Inc. (a)	4,050	557,928
Magellan Health, Inc. (a)	3,260	255,095
Owens & Minor, Inc.	22,720	117,462
Pennant Group, Inc. (The) (a)	4,650	153,776
Select Medical Holdings Corp. (a)	35,150	820,401
U.S. Physical Therapy, Inc.	2,050	234,418
		4,059,025
HEALTH CARE TECHNOLOGY — 1.1%
HealthStream, Inc. (a)	5,690	154,768
HMS Holdings Corp. (a)	11,250	333,000
NextGen Healthcare, Inc. (a)	9,550	153,468
Omnicell, Inc. (a)	5,710	466,621
Tabula Rasa HealthCare, Inc. (a)	4,720	229,770
		1,337,627
HOTELS, RESTAURANTS & LEISURE — 1.7%
Bloomin’ Brands, Inc.	12,830	283,158
Chuy’s Holdings, Inc. (a)	6,790	175,997
Dave & Buster’s Entertainment, Inc.	5,310	213,303
Dine Brands Global, Inc.	3,140	262,253
Fiesta Restaurant Group, Inc. (a)	9,220	91,186
Red Robin Gourmet Burgers, Inc. (a)	4,050	133,731
Shake Shack, Inc. - Class A (a)	4,080	243,045
Wingstop, Inc.	7,250	625,167
		2,027,840
HOUSEHOLD DURABLES — 2.9%
Cavco Industries, Inc. (a)	1,410	275,486
Ethan Allen Interiors, Inc.	6,730	128,274
Installed Building Products, Inc. (a)	5,020	345,727
iRobot Corp. (a)	4,940	250,112
La-Z-Boy, Inc.	6,970	219,415
LGI Homes, Inc. (a)	3,740	264,231
M.D.C. Holdings, Inc.	16,114	614,910
M/I Homes, Inc. (a)	5,860	230,591
Meritage Homes Corp. (a)	1,750	106,942
TopBuild Corp. (a)	4,720	486,538
Tupperware Brands Corp.	15,370	131,875
Universal Electronics, Inc. (a)	4,730	247,190

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
HOUSEHOLD DURABLES — 2.9%, continued
William Lyon Homes - Class A (a)	10,120	$202,198
		3,503,489
HOUSEHOLD PRODUCTS — 0.7%
Central Garden & Pet Co. - Class A (a)	6,730	197,593
WD-40 Co.	3,260	632,896
		830,489
INDUSTRIAL CONGLOMERATES — 0.2%
Raven Industries, Inc.	7,150	246,389

INSURANCE — 2.6%
Ambac Financial Group, Inc. (a)	8,260	178,168
American Equity Investment Life Holding Co.	18,710	559,990
AMERISAFE, Inc.	3,030	200,071
eHealth, Inc. (a)	3,080	295,926
Employers Holdings, Inc.	4,660	194,555
Horace Mann Educators Corp.	5,380	234,891
James River Group Holdings Ltd.	4,540	187,093
Kinsale Capital Group, Inc.	2,070	210,436
ProAssurance Corp.	9,820	354,895
Safety Insurance Group, Inc.	1,790	165,629
Stewart Information Services Corp.	3,830	156,226
United Fire Group, Inc.	3,020	132,065
Universal Insurance Holdings, Inc.	8,320	232,877
		3,102,822
INTERACTIVE MEDIA & SERVICES — 0.1%
QuinStreet, Inc. (a)	6,800	104,108

INTERNET & DIRECT MARKETING RETAIL — 0.5%
PetMed Express, Inc.	5,520	129,831
Shutterstock, Inc. (a)	4,940	211,827
Stamps.com, Inc. (a)	2,760	230,515
		572,173
IT SERVICES — 3.0%
Cardtronics plc - Class A (a)	6,690	298,709
CSG Systems International, Inc.	16,050	831,069
EVERTEC, Inc.	10,810	367,972
ExlService Holdings, Inc. (a)	5,430	377,168
NIC, Inc.	11,920	266,412
Perficient, Inc. (a)	7,030	323,872
Sykes Enterprises, Inc. (a)	8,000	295,920
TTEC Holdings, Inc.	5,360	212,363
Unisys Corp. (a)	10,560	125,242
Virtusa Corp. (a)	10,050	455,566
		3,554,293
LEISURE PRODUCTS — 0.2%
Callaway Golf Co.	14,230	301,676

LIFE SCIENCES TOOLS & SERVICES — 1.0%
Luminex Corp.	9,510	220,252
Medpace Holdings, Inc. (a)	5,530	464,852
NeoGenomics, Inc. (a)	18,890	552,532
		1,237,636
MACHINERY — 6.5%
Actuant Corp. - Class A	13,840	360,255
Alamo Group, Inc.	1,800	225,990

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
MACHINERY — 6.5%, continued
Astec Industries, Inc.	4,300	$180,600
Barnes Group, Inc.	6,120	379,195
Briggs & Stratton Corp.	20,550	136,863
Chart Industries, Inc. (a)	6,330	427,212
EnPro Industries, Inc.	5,320	355,802
ESCO Technologies, Inc.	3,220	297,850
Federal Signal Corp.	13,370	431,182
Franklin Electric Co., Inc.	7,820	448,242
Greenbrier Cos., Inc. (The)	4,200	136,206
Harsco Corp. (a)	14,500	333,645
Hillenbrand, Inc.	12,210	406,715
John Bean Technologies Corp.	5,305	597,661
Lindsay Corp.	2,190	210,218
Lydall, Inc. (a)	6,730	138,100
Mueller Industries, Inc.	12,020	381,635
Proto Labs, Inc. (a)	4,900	497,595
SPX Corp. (a)	6,750	343,440
SPX FLOW, Inc. (a)	5,660	276,604
Standex International Corp.	1,630	129,341
Tennant Co.	2,930	228,306
Wabash National Corp.	11,190	164,381
Watts Water Technologies, Inc. - Class A	7,090	707,298
		7,794,336
MARINE — 0.2%
Matson, Inc.	5,550	226,440

MEDIA — 0.4%
E.W. Scripps Co. (The) - Class A	9,180	144,218
Gannett Co., Inc.	20,737	132,302
Scholastic Corp.	4,200	161,490
		438,010
METALS & MINING — 0.6%
AK Steel Holding Corp. (a)	52,500	172,725
Cleveland-Cliffs, Inc.	40,560	340,704
Olympic Steel, Inc.	9,490	170,061
		683,490
MORTGAGE REAL ESTATE INVESTMENT TRUSTS (REITS) — 1.5%
Apollo Commercial Real Estate Finance, Inc.	22,000	402,380
ARMOUR Residential REIT, Inc.	6,680	119,372
Capstead Mortgage Corp.	12,570	99,554
Granite Point Mortgage Trust, Inc.	6,350	116,713
Invesco Mortgage Capital, Inc.	18,730	311,854
New York Mortgage Trust, Inc.	42,870	267,080
PennyMac Mortgage Investment Trust	15,630	348,393
Redwood Trust, Inc.	9,390	155,311
		1,820,657
MULTI-LINE RETAIL — 0.4%
Big Lots, Inc.	10,440	299,837
J. C. Penney Co., Inc. (a)	113,750	127,400
		427,237
MULTI-UTILITIES — 0.5%
Avista Corp.	12,930	621,804

OIL, GAS & CONSUMABLE FUELS — 0.7%
Denbury Resources, Inc. (a)	171,990	242,506
Green Plains, Inc.	12,000	185,160

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
OIL, GAS & CONSUMABLE FUELS — 0.7%, continued
Par Pacific Holdings, Inc. (a)	7,570	$175,927
Renewable Energy Group, Inc. (a)	8,270	222,876
		826,469
PAPER & FOREST PRODUCTS — 0.7%
Boise Cascade Co.	13,960	509,959
Clearwater Paper Corp. (a)	5,150	110,004
Neenah, Inc.	2,500	176,075
		796,038
PERSONAL PRODUCTS — 0.5%
Inter Parfums, Inc.	3,980	289,386
Medifast, Inc.	1,770	193,957
USANA Health Sciences, Inc. (a)	1,590	124,894
		608,237
PHARMACEUTICALS — 1.4%
Amphastar Pharmaceuticals, Inc. (a)	7,700	148,533
Endo International plc (a)	25,330	118,798
Innoviva, Inc. (a)	9,270	131,263
Medicines Co. (The) (a)	9,540	810,328
Pacira BioSciences, Inc. (a)	6,900	312,570
Supernus Pharmaceuticals, Inc. (a)	7,020	166,514
		1,688,006
PROFESSIONAL SERVICES — 1.0%
Exponent, Inc.	8,210	566,572
Kelly Services, Inc. - Class A	6,880	155,350
Korn Ferry	7,500	318,000
TrueBlue, Inc. (a)	7,400	178,044
		1,217,966
REAL ESTATE MANAGEMENT & DEVELOPMENT — 0.3%
Marcus & Millichap, Inc. (a)	6,190	230,578
RE/MAX Holdings, Inc. - Class A	4,300	165,507
		396,085
ROAD & RAIL — 0.9%
ArcBest Corp.	8,470	233,772
Heartland Express, Inc.	14,760	310,698
Marten Transport Ltd.	8,500	182,665
Saia, Inc. (a)	3,430	319,402
		1,046,537
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT — 3.3%
Advanced Energy Industries, Inc. (a)	6,290	447,848
Axcelis Technologies, Inc. (a)	7,890	190,110
Brooks Automation, Inc.	10,020	420,439
CEVA, Inc. (a)	4,260	114,850
Cohu, Inc.	12,450	284,482
Diodes, Inc. (a)	6,230	351,185
FormFactor, Inc. (a)	13,950	362,282
Ichor Holdings Ltd. (a)	7,950	264,497
Kulicke & Soffa Industries, Inc.	9,850	267,920
MaxLinear, Inc. (a)	8,600	182,492
Onto Innovation, Inc. (a)	10,847	396,349
Power Integrations, Inc.	4,030	398,607
Rambus, Inc. (a)	13,445	185,205
Xperi Corp.	7,580	140,230
		4,006,496

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
SOFTWARE — 2.2%
8x8, Inc. (a)	14,170	$259,311
Agilysys, Inc. (a)	6,190	157,288
Alarm.com Holdings, Inc. (a)	4,690	201,529
Bottomline Technologies (de), Inc. (a)	5,320	285,152
Ebix, Inc.	3,880	129,631
LivePerson, Inc. (a)	9,500	351,500
MicroStrategy, Inc. - Class A (a)	1,390	198,256
Progress Software Corp.	6,410	266,335
Qualys, Inc. (a)	4,580	381,834
SPS Commerce, Inc. (a)	4,780	264,908
TiVo Corp.	17,170	145,602
		2,641,346
SPECIALTY RETAIL — 3.2%
Abercrombie & Fitch Co. - Class A	13,550	234,279
Asbury Automotive Group, Inc. (a)	3,100	346,549
Boot Barn Holdings, Inc. (a)	4,560	203,057
Caleres, Inc.	6,100	144,875
Chico’s FAS, Inc.	24,560	93,574
Children’s Place, Inc. (The)	2,440	152,549
Designer Brands, Inc. - Class A	9,020	141,975
Express, Inc. (a)	22,080	107,530
GameStop Corp. - Class A	10,930	66,454
Genesco, Inc. (a)	3,550	170,116
Group 1 Automotive, Inc.	3,050	305,000
Guess?, Inc.	9,260	207,239
Hibbett Sports, Inc. (a)	9,960	279,278
Lithia Motors, Inc. - Class A	2,810	413,070
Lumber Liquidators Holdings, Inc. (a)	11,530	112,648
MarineMax, Inc. (a)	7,260	121,169
Monro, Inc.	4,500	351,900
Office Depot, Inc.	76,770	210,350
Sleep Number Corp. (a)	3,400	167,416
Tailored Brands, Inc.	5,130	21,238
		3,850,266
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS — 0.3%
3D Systems Corp. (a)	17,030	149,013
Diebold Nixdorf, Inc. (a)	24,970	263,683
		412,696
TEXTILES, APPAREL & LUXURY GOODS — 2.0%
Crocs, Inc. (a)	10,300	431,467
Fossil Group, Inc. (a)	7,830	61,701
G-III Apparel Group Ltd. (a)	5,110	171,185
Kontoor Brands, Inc.	12,890	541,251
Movado Group, Inc.	4,320	93,917
Oxford Industries, Inc.	1,855	139,904
Steven Madden Ltd.	11,935	513,324
Wolverine World Wide, Inc.	13,500	455,490
		2,408,239
THRIFTS & MORTGAGE FINANCE — 2.1%
Axos Financial, Inc. (a)	7,150	216,502
Dime Community Bancshares, Inc.	7,730	161,480
Flagstar Bancorp, Inc.	3,070	117,428
HomeStreet, Inc. (a)	5,810	197,540
Meta Financial Group, Inc.	6,750	246,443
NMI Holdings, Inc. - Class A (a)	14,580	483,764
Northwest Bancshares, Inc.	23,090	383,987

See accompanying notes to financial statements.

Schedule of Investments, continued

Praxis Small Cap Index Fund
December 31, 2019

	Shares	Fair Value
COMMON STOCKS — 98.9%, continued
THRIFTS & MORTGAGE FINANCE — 2.1%, continued
Provident Financial Services, Inc.	9,430	$232,449
TrustCo Bank Corp.	23,830	206,606
Walker & Dunlop, Inc.	4,340	280,711
		2,526,910
TRADING COMPANIES & DISTRIBUTORS — 0.8%
Applied Industrial Technologies, Inc.	8,380	558,862
DXP Enterprises, Inc. (a)	4,230	168,396
GMS, Inc. (a)	3,860	104,529
Veritiv Corp. (a)	5,420	106,612
		938,399
WATER UTILITIES — 1.1%
American States Water Co.	7,920	686,189
California Water Service Group	13,040	672,342
		1,358,531
WIRELESS TELECOMMUNICATION SERVICES — 0.2%
Shenandoah Telecommunications Co.	6,210	258,398

TOTAL COMMON STOCKS (COST $104,875,312)		118,889,587

	Coupon	Maturity	Principal Amount	Fair Value
CORPORATE NOTES — 0.9%
COMMUNITY DEVELOPMENT — 0.9%
Calvert Social Investment Foundation, Inc. (b)	1.500%	06/15/20	$175,000	$174,623
Calvert Social Investment Foundation, Inc. (b)	2.000%	06/15/22	70,000	69,620
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/15/23	330,000	333,049
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/23	330,000	333,217
Calvert Social Investment Foundation, Inc. (b)	3.000%	06/17/24	60,000	59,988
Calvert Social Investment Foundation, Inc. (b)	3.000%	12/15/24	90,000	90,000
TOTAL CORPORATE NOTES (COST $1,055,000)				1,060,497

	Shares	FAIR Value
MONEY MARKET FUNDS — 0.3%
First American Government Obligations Fund - Class X, 1.51% (c) (COST $339,922)	339,922	$339,922

TOTAL INVESTMENTS - (COST $106,270,234) — 100.1%		$120,290,006
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(63,121)
NET ASSETS — 100.0%		$120,226,885

(a)	Non-income producing security.
(b)	Restricted and illiquid securities not registered under the Securities Act of 1933 are as follows:

	Acquisition Date	Current Cost	Fair Value	% of Net Assets
Calvert Social Investment Foundation, Inc. 1.500%, 06/15/20	06/15/17	$175,000	$174,623	0.1%
Calvert Social Investment Foundation, Inc. 2.000%, 06/15/22	06/17/19	70,000	69,620	0.1%
Calvert Social Investment Foundation, Inc. 3.000%, 06/15/23	06/18/18	330,000	333,049	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/23	12/17/18	330,000	333,217	0.3%
Calvert Social Investment Foundation, Inc. 3.000%, 06/17/24	06/17/19	60,000	59,988	0.0	%(d)
Calvert Social Investment Foundation, Inc. 3.000%, 12/15/24	12/12/19	90,000	90,000	0.1%
		$1,055,000	$1,060,497	0.9%

(c)	The rate shown is the 7-day effective yield as of December 31, 2019.
(d)	Percentage rounds to less than 0.1%.

plc	— Public Liability Company
REIT	— Real Estate Investment Trust

See accompanying notes to financial statements.

Praxis Genesis Portfolios

Annual Report to Shareholders

Portfolio Managers’ Commentary (unaudited)

In 2019, all the major markets had very good performance. The U.S. economy grew at a slower pace than it did in 2018 and the market started to price in a higher likelihood of a recession, but the Federal Reserve came to the rescue by cutting the Fed Funds rate three times and the equity markets continued their climb higher in the fourth quarter. The S&P 500 was up 31.48% in 2019. The small cap market as represented by the S&P Small Cap 600, was up 22.74%.

In many years equity style matters, but in 2019 the difference between the two S&P Large Cap style indices was very small. The S&P 500 Value Index was up 31.93% while the S&P 500 Growth Index was up 31.12%.

International developed markets did better than emerging markets in 2019. The MSCI EAFE Index was up 22.01% while the MSCI Emerging Markets Index was up 18.42%. The MSCI ACWI ex U.S. includes both indexes in a proportion of about 75% developed and 25% emerging and its return for the year was 21.51%. Over the last five years, developed markets have slightly outperformed emerging markets, with a 5.67% annualized return versus a 5.61% annualized return.

The Bloomberg Barclays U.S. Aggregate index returned 8.72% for 2019. The interest rate curve steepened with the 6-month Treasury bill yield decreasing 0.90% and the yield on the 30-year Treasury note decreased by just 0.62%. There was still $11.3 trillion of negative yielding debt across the world by the end of 2019, but that is much lower than it was in August 2019 when it reached over $17 trillion.

The asset allocation strategies pursued by the Genesis Portfolios do not lend themselves to easy benchmarking with a public multi-asset class index; but we have found that the S&P Target Risk indexes are the best available option.

The Genesis Conservative Portfolio’s Class A Shares (Without Load) returned 13.14% which underperformed the S&P Target Risk Conservative Index return of 14.37%.

The Genesis Balanced Portfolio’s Class A Shares (Without Load) return was 18.54% which underperformed the S&P Target Risk Growth Index’s return of 19.69%.

The Genesis Growth Portfolio’s Class A Shares (Without Load) return was 22.16% which underperformed the S&P Target Risk Aggressive Index’s return of 23.22%.

The allocation to large cap value and large cap growth stocks were the largest positive contributors on an absolute basis for each Portfolio. The biggest detractor on an absolute basis was fixed income even as it had a high single digit return in 2019.

The underlying investments in the Genesis Portfolios are the Praxis Impact Bond Fund, the Praxis Growth Index Fund, the Praxis Value Index Fund, Praxis Small Cap Index Fund, and the Praxis International Index Fund. These Funds are held in proportions matching the risk profile of each of the Genesis Portfolios. We take a long-term approach in assigning weights to the various underlying Funds, relying on the premise that the higher risk equity funds are expected to generate higher long-term returns than the lower risk fixed income investments. 2019 was a year when the higher risk of stocks helped the performance for portfolios that had a higher stock allocation.

Each of the Portfolios benefited from the relative outperformance of the Praxis Growth Index Fund and the Praxis Value Index Fund. The Praxis International Index Fund, Praxis Small Cap Index Fund and the Praxis Impact Bond Fund each underperformed their benchmarks for 2019.

Benjamin Bailey, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

Dale Snyder, CFA®
Praxis Genesis Portfolios Co-Manager
Praxis Mutual Funds

The views expressed are those of the portfolio manager as of Dec. 31, 2019, are subject to change, and may differ from the views of other portfolio managers or Everence Capital Management as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

Praxis Genesis Conservative Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and each Index from 12/31/09 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Conservative Portfolio
Class A *	12/31/09	7.21%	4.19%	3.17%	4.61%	1.15%	1.12%
Class A (Without Load)	12/31/09	13.14%	6.08%	4.30%	5.17%
S&P Target Risk Conservative Index [1]		13.99%	6.80%	4.84%	5.30%
Conservative Composite Benchmark [2]		14.37%	6.88%	5.20%	6.19%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019. Contractual fee waivers are in effect from May 1, 2019 through April 30, 2020 for Class A.

1    S&P Target Risk Conservative Index seeks to emphasize exposure to fixed income, in order to produce a current income stream and avoid excessive volatility of returns. Equities are included to protect long-term purchasing power. The series is comprised of four multi-asset class indices.The index is comprised exclusively of exchange-traded funds.

2     The Conservative Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2019, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI ACWI ex USA Index (9%), the S&P 500 Index (18.5%) and the S&P Small Cap 600 Index (2.5%). The composite benchmark from January 1, 2017 to December 31, 2018 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI ACWI ex USA Index (Net) (7.5%), the S&P 500 Index (20%) and the S&P Small Cap 600 Index (2.5%).The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI ACWI ex USA Index (Net) (7.5%), the S&P 500 Index (20%) and the Russell 2000 Index (2.5%).The composite benchmark prior to April 30, 2013 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (70%), the MSCI EAFE Index (7.5%), the Russell 1000 Index (20%) and the Russell 2000 Index (2.5%).

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Conservative Portfolio

December 31, 2019

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.1%
DEBT FUND — 68.6%
Praxis Impact Bond Fund - Class I	1,728,132	$18,352,757

EQUITY FUND — 31.5%
Praxis Growth Index Fund - Class I	94,203	2,585,866
Praxis International Index Fund - Class I	218,035	2,513,942
Praxis Small Cap Index Fund - Class I	71,868	694,249
Praxis Value Index Fund - Class I	175,011	2,628,671
		8,422,728
TOTAL AFFILIATED MUTUAL FUNDS (COST $23,239,833)		26,775,485

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 1.51% (b) (COST $5,914)	5,914	5,914

TOTAL INVESTMENTS - (COST $23,245,747) — 100.1%		$26,781,399
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(20,180)
NET ASSETS — 100.0%		$26,761,219

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2019.

See accompanying notes to financial statements.

Praxis Genesis Balanced Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and each Index from 12/31/09 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Balanced Portfolio
Class A *	12/31/09	12.29%	6.58%	4.86%	6.49%	1.03%	1.03%
Class A (Without Load)	12/31/09	18.54%	8.53%	6.01%	7.06%
S&P Target Risk Growth Index [1]		19.20%	9.26%	6.63%	7.87%
Balanced Composite Benchmark [2]		19.69%	9.30%	7.08%	8.43%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019. Contractual fee waivers are in effect from May 1, 2019 through April 30, 2020 for Class A.

1    S&P Target Risk Growth Index seeks to provide increased exposure to equities, while using fixed income to dampen risk. The series is comprised of four multi-asset class indices.The index is comprised exclusively of exchange-trade funds.

2     The Balanced Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2019, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI ACWI ex USA Index (18%), the S&P 500 Index (32%) and the S&P Small Cap 600 Index (10%). The composite benchmark from January 1, 2017 to December 31, 2018 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI ACWI ex USA (Net) (15%), the S&P 500 Index (35%) and the S&P Small Cap 600 Index (10%).The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI ACWI ex USA Index (Net) (15%), the S&P 500 Index (35%) and the Russell 2000 Index (10%).The composite benchmark prior to April 30, 2013 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (40%), the MSCI EAFE Index (15%), the Russell 1000 Index (35%) and the Russell 2000 Index (10%).

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Balanced Portfolio

December 31, 2019

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.1%
DEBT FUND — 38.4%
Praxis Impact Bond Fund - Class I	3,009,974	$31,965,929

EQUITY FUND — 61.7%
Praxis Growth Index Fund - Class I	496,433	13,627,086
Praxis International Index Fund - Class I	1,333,349	15,373,510
Praxis Small Cap Index Fund - Class I	876,191	8,464,008
Praxis Value Index Fund - Class I	922,781	13,860,170
		51,324,774
TOTAL AFFILIATED MUTUAL FUNDS (COST $65,117,548)		83,290,703

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 1.51% (b) (COST $538)	538	538

TOTAL INVESTMENTS - (COST $65,118,086) — 100.1%		$83,291,241
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(51,523)
NET ASSETS — 100.0%		$83,239,718

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2019.

See accompanying notes to financial statements.

Praxis Genesis Growth Portfolio

Performance Review (unaudited)

Growth of $10,000 investment from 12/31/09 to 12/31/19

This chart represents historical performance of a hypothetical investment of $10,000 in Class A Shares (adjusted for the maximum sales charge of 5.25%) of the Fund and each Index from 12/31/09 to 12/31/19 and includes the reinvestment of dividends and capital gains.

			Average Annual
	Inception Date	One Year Ended	Three Year Ended	Five Year Ended	Ten Year Ended	Expense Ratio** Gross/Net
Praxis Genesis Growth Portfolio
Class A *	12/31/09	15.72%	8.08%	5.84%	7.61%	1.10%	1.10%
Class A (Without Load)	12/31/09	22.16%	10.05%	6.98%	8.19%
S&P Target Risk Aggressive Index [1]		22.78%	10.85%	7.79%	9.64%
Growth Composite Benchmark [2]		23.23%	10.85%	8.25%	9.83%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. These performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance information current to the most recent month end, please visit www.praxismutualfunds.com. Indexes are unmanaged, do not incur fees, and it is not possible to invest directly in an index.

The total returns shown reflect any expenses that were contractually or voluntarily reduced, reimbursed or paid by any party during the periods presented. In such instances, and without activity, the total returns would have been lower.

*    The total return figures shown reflect the maximum sales charge applicable to Class A Shares for the Fund. Class A Shares have a maximum sales charge on purchases of 5.25%.

**    Reflects the expense ratios as reported in the Prospectus dated April 30, 2019. Contractual fee waivers are in effect from May 1, 2019 through April 30, 2020 for Class A.

1    S&P Target Risk Aggressive Index seeks to emphasize exposure to equities, maximizing opportunities for long-term capital accumulation. It may include small allocations in fixed income to enhance portfolio efficiency. The series is comprised of four multi-asset class indices.The index is comprised exclusively of exchange-traded funds.

2     The Growth Composite Benchmark is comprised of unmanaged indices that correspond to the Portfolio’s model allocation and effective January 1, 2019, consists of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI ACWI ex USA Index (24%), the S&P 500 Index (41%) and the S&P Small Cap 600 Index (15%). The composite benchmark from January 1, 2017 to December 31, 2018 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI ACWI ex USA Index (Net) (20%), the S&P 500 Index (45%) and the S&P Small Cap 600 Index (15%).The composite benchmark from April 30, 2013 to December 31, 2016 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI ACWI ex USA Index (Net) (20%), the S&P 500 Index (45%) and the Russell 2000 Index (15%).The composite benchmark prior to April 30, 2013 consisted of the Bloomberg Barclays U.S. Aggregate Bond Index (20%), the MSCI EAFE Index (20%), the Russell 1000 Index (45%) and the Russell 2000 Index (15%).

The above indices are for illustrative purposes only and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of these expenses. An investor cannot invest directly in an index, although an investor can invest in its underlying securities.

Schedule of Investments

Praxis Genesis Growth Portfolio

December 31, 2019

	Shares	Fair Value
AFFILIATED MUTUAL FUNDS — 100.1%
DEBT FUND — 19.0%
Praxis Impact Bond Fund - Class I	1,324,335	$14,064,436

EQUITY FUND — 81.1%
Praxis Growth Index Fund - Class I	559,438	15,356,571
Praxis International Index Fund - Class I	1,566,706	18,064,120
Praxis Small Cap Index Fund - Class I	1,156,747	11,174,179
Praxis Value Index Fund - Class I	1,039,828	15,618,213
		60,213,083
TOTAL AFFILIATED MUTUAL FUNDS (COST $54,570,093)		74,277,519

MONEY MARKET FUNDS — 0.0% (a)
First American Government Obligations Fund - Class X, 1.51% (b) (COST $265)	265	265

TOTAL INVESTMENTS - (COST $54,570,358) — 100.1%		$74,277,784
LIABILITIES IN EXCESS OF OTHER ASSETS — (0.1%)		(57,523)
NET ASSETS — 100.0%		$74,220,261

(a)	Percentage rounds to less than 0.1%.
(b)	The rate shown is the 7-day effective yield as of December 31, 2019.

See accompanying notes to financial statements.

Statements of Assets & Liabilities

December 31, 2019

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Assets
Total investments in unaffiliated securities, at cost	$564,401,036	$216,478,703	$202,573,266	$187,133,081	$106,270,234
Investments in unaffiliated securities, at fair value	$587,398,837	$288,019,075	$253,613,978	$325,505,620	$120,290,006
Cash	14,694	24,706	1,158	2,965	—
Cash denominated in foreign currency (Cost $2,093)	—	2,093	—	—	—
Receivable for capital shares sold	3,047,171	503,410	353,285	418,232	159,079
Receivable for investments sold	6,620	—	—	—	—
Receivable for dividends and interest	4,131,239	398,597	418,250	274,287	148,178
Receivable for tax reclaims	—	215,898	—	—	—
Prepaid expenses	22,449	7,830	12,123	20,863	14,204
Total Assets	594,621,010	289,171,609	254,398,794	326,221,967	120,611,467

Liabilities
Payable for capital shares redeemed	313,428	446,616	541,479	354,624	301,860
Payable for investments purchased	5,257,301	—	—	—	—
Accrued expenses and other payables:
Investment advisory fees	197,890	119,312	64,230	81,719	35,420
Administration fees	36,622	18,219	15,532	19,993	7,487
Distribution fees	12,462	2,323	6,497	17,719	991
Other	170,701	107,074	71,340	103,833	38,824
Total Liabilities	5,988,404	693,544	699,078	577,888	384,582

Net Assets	$588,632,606	$288,478,065	$253,699,716	$325,644,079	$120,226,885

Components of Net Assets
Paid-in capital	$567,382,600	$238,905,063	$180,138,793	$166,816,598	$105,878,691
Distributable earnings	21,250,006	49,573,002	73,560,923	158,827,481	14,348,194
Net Assets	$588,632,606	$288,478,065	$253,699,716	$325,644,079	$120,226,885

Pricing of Class A Shares
Net assets attributable to Class A shares	$58,382,516	$11,073,751	$30,602,759	$84,525,942	$4,664,937
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	5,470,543	962,987	2,022,740	3,103,705	526,907
Net asset value, offering price and redemption price per share*	$10.67	$11.50	$15.13	$27.23	$8.85
Maximum sales charge	3.75%	5.25%	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$11.09	$12.14	$15.97	$28.74	$9.34

Pricing of Class I Shares
Net assets attributable to Class I shares	$530,250,090	$277,404,314	$223,096,957	$241,118,137	$115,561,948
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	49,910,845	24,060,239	14,851,789	8,784,274	11,962,603
Net asset value and redemption price per share*	$10.62	$11.53	$15.02	$27.45	$9.66

*	A redemption fee of 2.00% may be charged on shares redeemed within 30 days of purchase.

See accompanying notes to financial statements.

Statements of Assets & Liabilities, continued

December 31, 2019

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Assets
Investments in affiliated securities, at cost	$23,239,833	$65,117,548	$54,570,093
Investments in unaffiliated securities, at cost	5,914	538	265
Investments in affiliated securities, at fair value	$26,775,485	$83,290,703	$74,277,519
Investments in unaffiliated securities, at fair value	5,914	538	265
Receivable for capital shares sold	17,173	59,230	16,606
Receivable for investments sold	—	—	82,460
Receivable for dividends	9	1	1
Prepaid expenses	5,107	7,772	5,763
Total Assets	26,803,688	83,358,244	74,382,614

Liabilities
Payable for capital shares redeemed	789	45,791	97,788
Payable for investments purchased	14,191	12,029	—
Accrued expenses and other payables:
Investment advisory fees	4,109	3,480	5,901
Administration fees	974	3,087	2,793
Distribution fees	5,617	17,397	15,564
Other	16,789	36,742	40,307
Total Liabilities	42,469	118,526	162,353

Net Assets	$26,761,219	$83,239,718	$74,220,261

Components of Net Assets
Paid-in capital	$23,314,033	$64,692,476	$54,039,821
Distributable earnings	3,447,186	18,547,242	20,180,440
Net Assets	$26,761,219	$83,239,718	$74,220,261

Pricing of Class A Shares
Net assets attributable to Class A shares	$26,761,219	$83,239,718	$74,220,261
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.0001 par value)	2,193,862	5,819,863	4,701,161
Net asset value, offering price and redemption price per share*	$12.20	$14.30	$15.79
Maximum sales charge	5.25%	5.25%	5.25%
Maximum offering price per share [(100%/(100%-Maximum Sales Charge)) of net asset value adjusted to the nearest cent]	$12.88	$15.09	$16.66

*	A redemption fee of 2.00% may be charged on shares redeemed within 30 days of purchase.

See accompanying notes to financial statements.

Statements of Operations

For the year ended December 31, 2019

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Investment income
Dividends	$458,320	$8,964,083	$5,733,291	$4,591,225	$1,608,737
Non-cash dividend income	—	714,857	—	—	—
Foreign tax withholding	—	(1,185,055)	(4)	—	(509)
Interest	16,546,552	59,137	48,251	60,321	24,147
Total Investment Income	17,004,872	8,553,022	5,781,538	4,651,546	1,632,375

Expenses
Investment advisory fees	2,190,413	1,327,756	666,089	889,138	332,591
Administration fees	277,583	138,385	112,324	150,189	56,377
Distribution fees - Class A	148,968	27,237	63,400	202,857	11,580
Transfer agent fees - Class A	76,961	31,526	32,446	82,671	10,910
Transfer agent fees - Class I	44,726	11,021	30,799	46,223	6,511
Registration fees - Class A	27,777	22,721	15,567	25,203	22,000
Registration fees - Class I	20,839	18,004	20,295	15,688	13,570
Pricing fees	83,672	73,799	6,153	6,001	11,740
Audit and tax services fees	35,282	39,466	33,090	22,996	19,479
Trustee fees and expenses	54,231	28,170	21,554	27,897	11,275
Custodian fees	33,856	64,237	14,826	18,002	8,897
Legal fees	37,726	23,865	15,580	21,185	8,744
Shareholder report printing fees - Class A	8,781	4,891	3,611	10,001	1,394
Shareholder report printing fees - Class I	13,587	12,700	9,736	14,131	5,020
Other expenses	76,159	1,659	40,415	46,384	27,955
Total Expenses	3,130,561	1,825,437	1,085,885	1,578,566	548,043
Class A expenses contractually reduced by Investment Adviser	—	—	—	—	(13,812)
Net Expenses	3,130,561	1,825,437	1,085,885	1,578,566	534,231

Net Investment Income	13,874,311	6,727,585	4,695,653	3,072,980	1,098,144

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments	1,111,491	(2,782,184)	23,796,038	22,851,797	2,652,060
Net realized losses on foreign currency transactions	—	(38,879)	—	—	—
Change in unrealized appreciation/(depreciation) of investments	27,161,042	46,657,876	33,521,790	53,775,059	17,890,343
Change in unrealized appreciation/(depreciation) of foreign currency translations	—	(1,492)	—	—	—
Net Realized and Unrealized Gains on Investments and Foreign Currency Transactions	28,272,533	43,835,321	57,317,828	76,626,856	20,542,403
Net Change in Net Assets from Operations	$42,146,844	$50,562,906	$62,013,481	$79,699,836	$21,640,547

See accompanying notes to financial statements.

Statements of Operations, continued

For the year ended December 31, 2019

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Investment income
Dividends from affiliates	$591,423	$1,668,503	$1,365,808
Dividends from non-affiliates	115	12	6
Total Investment Income	591,538	1,668,515	1,365,814

Expenses
Distribution fees - Class A	61,127	192,902	170,742
Transfer agent fees	24,947	80,176	101,399
Investment advisory fees	12,226	38,582	34,716
Registration and filing fees	25,737	28,645	26,636
Administration fees	7,303	23,111	20,494
Audit and tax services fees	9,439	15,484	14,411
Shareholder report printing fees	3,841	10,974	15,432
Legal fees	1,322	4,275	3,820
Trustee fees and expenses	595	1,877	1,653
Custodian fees	597	664	80
Insurance expense	128	405	353
Other expenses	7,245	8,090	8,289
Total Expenses	154,507	405,185	398,025
Expenses contractually reduced by Investment Adviser	(6,167)	—	—
Net Expenses	148,340	405,185	398,025

Net Investment Income	443,198	1,263,330	967,789

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on investments in affiliates	(19,705)	5,798	5,261
Long-term capital gain distributions from investments in affiliates	185,624	1,049,733	1,217,718
Change in unrealized appreciation/(depreciation) of investments in affiliates	2,351,108	10,650,551	11,266,808
Net Realized and Unrealized Gains on Investments	2,517,027	11,706,082	12,489,787
Net Change in Net Assets from Operations	$2,960,225	$12,969,412	$13,457,576

See accompanying notes to financial statements.

Statements of Changes in Net Assets

	Praxis Impact Bond Fund		Praxis International Index Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
From Operations
Net investment income	$13,874,311	$13,449,131	$6,727,585	$6,045,725
Net realized gains (losses) from investments and foreign currency transactions	1,111,491	(1,656,774)	(2,821,063)	(1,539,717)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	27,161,042	(11,650,349)	46,656,384	(46,761,410)
Net Change in Net Assets from Operations	42,146,844	142,008	50,562,906	(42,255,402)

Distributions to Shareholders
Class A	(1,296,712)	(1,617,697)	(171,182)	(181,781)
Class I	(12,834,733)	(12,491,206)	(6,510,309)	(5,857,401)
Change in Net Assets from Distributions to Shareholders	(14,131,445)	(14,108,903)	(6,681,491)	(6,039,182)

Change in Net Assets from Capital Transactions (Note 6)	50,779,583	101,935	(5,238,803)	14,248,204
Change in Net Assets	78,794,982	(13,864,960)	38,642,612	(34,046,380)

Net Assets
Beginning of year	509,837,624	523,702,584	249,835,453	283,881,833
End of year	$588,632,606	$509,837,624	$288,478,065	$249,835,453

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
From Operations
Net investment income	$4,695,653	$4,087,827	$3,072,980	$2,346,541	$1,098,144	$446,081
Net realized gains from investments and foreign currency transactions	23,796,038	5,590,070	22,851,797	19,312,975	2,652,060	3,033,242
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translation	33,521,790	(25,213,925)	53,775,059	(20,457,179)	17,890,343	(8,741,364)
Net Change in Net Assets from Operations	62,013,481	(15,536,028)	79,699,836	1,202,337	21,640,547	(5,262,041)

Distributions to Shareholders
Class A	(957,865)	(1,268,633)	(5,093,963)	(3,242,309)	(91,206)	(254,691)
Class I	(7,797,986)	(12,016,630)	(15,196,455)	(8,591,100)	(3,128,818)	(2,986,240)
Change in Net Assets from Distributions to Shareholders	(8,755,851)	(13,285,263)	(20,290,418)	(11,833,409)	(3,220,024)	(3,240,931)

Change in Net Assets from Capital Transactions (Note 6)	19,533,075	19,082,128	14,894,348	2,474,438	11,842,183	45,002,716
Change in Net Assets	72,790,705	(9,739,163)	74,303,766	(8,156,634)	30,262,706	36,499,744

Net Assets
Beginning of year	180,909,011	190,648,174	251,340,313	259,496,947	89,964,179	53,464,435
End of year	$253,699,716	$180,909,011	$325,644,079	$251,340,313	$120,226,885	$89,964,179

See accompanying notes to financial statements.

Statements of Changes in Net Assets, continued

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2019	For the Year Ended December 31, 2018
From Operations
Net investment income	$443,198	$475,150	$1,263,330	$1,514,802	$967,789	$1,241,505
Net realized gains (losses) on investments in affiliates	(19,705)	12,308	5,798	191,365	5,261	198,142
Long-term capital gain distributions from investments in affiliates	185,624	130,284	1,049,733	893,056	1,217,718	1,065,133
Net change in unrealized appreciation/(depreciation) on investments in affiliates	2,351,108	(1,226,811)	10,650,551	(6,154,024)	11,266,808	(6,703,218)
Net Change in Net Assets from Operations	2,960,225	(609,069)	12,969,412	(3,554,801)	13,457,576	(4,198,438)

Distributions to Class A Shareholders	(552,811)	(833,663)	(2,168,966)	(3,586,043)	(2,092,107)	(3,541,941)

Change in Net Assets from Capital Transactions (Note 6)	2,205,375	710,449	2,070,994	4,315,966	2,170,204	3,490,426
Change in Net Assets	4,612,789	(732,283)	12,871,440	(2,824,878)	13,535,673	(4,249,953)

Net Assets
Beginning of year	22,148,430	22,880,713	70,368,278	73,193,156	60,684,588	64,934,541
End of year	$26,761,219	$22,148,430	$83,239,718	$70,368,278	$74,220,261	$60,684,588

See accompanying notes to financial statements.

Financial Highlights

For a share outstanding throughout the year indicated

Praxis Impact Bond Fund - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$10.12	$10.39	$10.30	$10.32	$10.54
Net investment income(a)	0.23	0.22	0.21	0.20	0.23
Net realized and unrealized gains (losses) on investments	0.55	(0.26)	0.11	0.02	(0.19)
Total from investment operations	0.78	(0.04)	0.32	0.22	0.04
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.23)	(0.23)	(0.25)
Distributions from net realized gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.23)	(0.23)	(0.23)	(0.24)	(0.26)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.67	$10.12	$10.39	$10.30	$10.32
Total return (excludes sales charge)	7.75%	(0.36%)	3.11%	2.13%	0.33%
Net assets at end of year (in 000s)	$58,383	$60,692	$91,048	$83,211	$79,999
Ratio of net expenses to average net assets	0.95%	0.97%	0.93%	0.94%	0.93%
Ratio of net investment income to average net assets	2.16%	2.15%	2.02%	1.87%	2.16%
Ratio of gross expenses to average net assets	0.95%	0.98%*	0.98%*	0.99%*	0.98%*
Portfolio turnover rate	17.58%	27.27%	17.36%	16.05%	22.67%

Praxis Impact Bond Fund - Class I

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$10.08	$10.35	$10.25	$10.27	$10.50
Net investment income(a)	0.27	0.26	0.25	0.26	0.27
Net realized and unrealized gains (losses) on investments	0.54	(0.26)	0.11	0.00 (b)	(0.20)
Total from investment operations	0.81	0.00 (b)	0.36	0.26	0.07
Less distributions:
Dividends from net investment income	(0.27)	(0.27)	(0.26)	(0.27)	(0.29)
Distributions from net realized gains	—	—	—	(0.01)	(0.01)
Total distributions	(0.27)	(0.27)	(0.26)	(0.28)	(0.30)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$10.62	$10.08	$10.35	$10.25	$10.27
Total return	8.15%	0.08%	3.58%	2.55%	0.72%
Net assets at end of year (in 000s)	$530,250	$449,146	$432,654	$381,697	$353,954
Ratio of expenses to average net assets	0.53%	0.53%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	2.58%	2.60%	2.41%	2.41%	2.55%
Portfolio turnover rate	17.58%	27.27%	17.36%	16.05%	22.67%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis International Index Fund - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$9.77	$11.69	$9.47	$9.15	$9.85
Net investment income(a)	0.18	0.17	0.13	0.13	0.14
Net realized and unrealized gains (losses) on investments and foreign currencies	1.73	(1.94)	2.23	0.32	(0.71)
Total from investment operations	1.91	(1.77)	2.36	0.45	(0.57)
Less distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.14)	(0.13)	(0.13)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.50	$9.77	$11.69	$9.47	$9.15
Total return (excludes sales charge)	19.55%	(15.13%)	24.97%	4.97%	(5.76%)
Net assets at end of year (in 000s)	$11,074	$11,853	$26,344	$18,877	$17,631
Ratio of expenses to average net assets	1.40%	1.31%	1.26%	1.32%	1.33%
Ratio of net investment income to average net assets	1.70%	1.52%	1.22%	1.45%	1.45%
Portfolio turnover rate	20.61%	21.08%	5.22%	10.26%	4.48%

Praxis International Index Fund - Class I

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$9.80	$11.75	$9.51	$9.19	$9.89
Net investment income(a)	0.27	0.25	0.19	0.19	0.20
Net realized and unrealized gains (losses) on investments and foreign currencies	1.73	(1.96)	2.25	0.31	(0.71)
Total from investment operations	2.00	(1.71)	2.44	0.50	(0.51)
Less distributions:
Dividends from net investment income	(0.27)	(0.24)	(0.20)	(0.18)	(0.19)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$11.53	$9.80	$11.75	$9.51	$9.19
Total return	20.45%	(14.52%)	25.67%	5.48%	(5.19%)
Net assets at end of year (in 000s)	$277,404	$237,982	$257,538	$173,598	$153,099
Ratio of expenses to average net assets	0.64%	0.65%	0.72%	0.77%	0.78%
Ratio of net investment income to average net assets	2.48%	2.21%	1.75%	2.01%	1.97%
Portfolio turnover rate	20.61%	21.08%	5.22%	10.26%	4.48%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Value Index Fund - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$11.81	$13.82	$12.64	$11.17	$12.54
Net investment income(a)	0.24	0.23	0.21	0.19	0.20
Net realized and unrealized gains (losses) on investments	3.56	(1.38)	1.85	1.61	(1.00)
Total from investment operations	3.80	(1.15)	2.06	1.80	(0.80)
Less distributions:
Dividends from net investment income	(0.23)	(0.23)	(0.13)	(0.23)	(0.28)
Distributions from net realized gains	(0.25)	(0.63)	(0.75)	(0.10)	(0.29)
Total distributions	(0.48)	(0.86)	(0.88)	(0.33)	(0.57)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$15.13	$11.81	$13.82	$12.64	$11.17
Total return (excludes sales charge)	32.21%	(8.47%)	16.31%	16.13%	(6.41%)
Net assets at end of year (in 000s)	$30,603	$18,124	$25,057	$21,676	$17,453
Ratio of expenses to average net assets	0.86%	0.89%	0.94%	0.94%	0.94%
Ratio of net investment income to average net assets	1.72%	1.69%	1.58%	1.68%	1.62%
Portfolio turnover rate	39.06%	32.38%	31.87%	48.26%	21.38%

Praxis Value Index Fund - Class I

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$11.72	$13.74	$12.56	$11.09	$12.46
Net investment income(a)	0.30	0.30	0.28	0.26	0.26
Net realized and unrealized gains (losses) on investments	3.53	(1.38)	1.85	1.60	(1.00)
Total from investment operations	3.83	(1.08)	2.13	1.86	(0.74)
Less distributions:
Dividends from net investment income	(0.28)	(0.31)	(0.20)	(0.29)	(0.34)
Distributions from net realized gains	(0.25)	(0.63)	(0.75)	(0.10)	(0.29)
Total distributions	(0.53)	(0.94)	(0.95)	(0.39)	(0.63)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$15.02	$11.72	$13.74	$12.56	$11.09
Total return	32.74%	(8.06%)	16.91%	16.75%	(6.00%)
Net assets at end of year (in 000s)	$223,097	$162,785	$165,591	$137,191	$113,927
Ratio of expenses to average net assets	0.44%	0.42%	0.45%	0.44%	0.45%
Ratio of net investment income to average net assets	2.16%	2.18%	2.07%	2.25%	2.11%
Portfolio turnover rate	39.06%	32.38%	31.87%	48.26%	21.68%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Growth Index Fund - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$22.05	$23.05	$18.82	$17.68	$17.25
Net investment income(a)	0.20	0.15	0.17	0.15	0.18
Net realized and unrealized gains (losses) on investments and foreign currencies	6.71	(0.13)	4.78	1.11	0.46
Total from investment operations	6.91	0.02	4.95	1.26	0.64
Less distributions:
Dividends from net investment income	(0.20)	(0.21)	(0.08)	(0.12)	(0.21)
Distributions from net realized gains	(1.53)	(0.81)	(0.64)	—	—
Total distributions	(1.73)	(1.02)	(0.72)	(0.12)	(0.21)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$27.23	$22.05	$23.05	$18.82	$17.68
Total return (excludes sales charge)	31.45%	(0.05%)	26.28%	7.15%	3.70%
Net assets at end of year (in 000s)	$84,526	$72,735	$87,613	$67,007	$64,689
Ratio of expenses to average net assets	0.79%	0.82%	0.85%	0.86%	0.84%
Ratio of net investment income to average net assets	0.78%	0.59%	0.78%	0.86%	1.00%
Portfolio turnover rate	32.33%	27.24%	27.49%	43.09%	18.68%

Praxis Growth Index Fund - Class I

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$22.21	$23.21	$18.93	$17.79	$17.34
Net investment income(a)	0.30	0.25	0.26	0.23	0.25
Net realized and unrealized gains (losses) on investments and foreign currencies	6.76	(0.13)	4.82	1.11	0.47
Total from investment operations	7.06	0.12	5.08	1.34	0.72
Less distributions:
Dividends from net investment income	(0.29)	(0.31)	(0.16)	(0.20)	(0.27)
Distributions from net realized gains	(1.53)	(0.81)	(0.64)	—	—
Total distributions	(1.82)	(1.12)	(0.80)	(0.20)	(0.27)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$27.45	$22.21	$23.21	$18.93	$17.79
Total return	31.91%	0.39%	26.78%	7.62%	4.10%
Net assets at end of year (in 000s)	$241,118	$178,605	$171,884	$136,862	$122,311
Ratio of expenses to average net assets	0.43%	0.43%	0.44%	0.44%	0.44%
Ratio of net investment income to average net assets	1.13%	0.99%	1.18%	1.26%	1.38%
Portfolio turnover rate	32.33%	27.24%	27.49%	43.09%	18.68%

(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Small Cap Index Fund - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$7.44	$8.63	$9.67	$9.45	$11.49
Net investment income (loss)(a)	0.03	0.01	0.02	(0.08)	(0.09)
Net realized and unrealized gains (losses) on investments	1.56	(0.73)	1.03	0.85	(0.41)
Total from investment operations	1.59	(0.72)	1.05	0.77	(0.50)
Less distributions:
Dividends from net realized gains	(0.18)	(0.47)	(2.09)	(0.55)	(1.54)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$8.85	$7.44	$8.63	$9.67	$9.45
Total return (excludes sales charge)	21.36%	(8.56%)	10.70%	8.18%	(4.53%)
Net assets at end of year (in 000s)	$4,665	$4,284	$5,449	$5,771	$7,339
Ratio of net expenses to average net assets	1.12%	1.11%	1.13%	1.67%	1.68%
Ratio of net investment income (loss) to average net assets	0.33%	0.13%	0.21%	(1.45%)	(0.75%)
Ratio of gross expenses to average net assets*	1.42%	1.49%	1.66%	1.76%	1.81%
Portfolio turnover rate	21.59%	25.17%	103.54%	60.49%	75.84%

Praxis Small Cap Index Fund - Class I

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$8.13	$9.36	$10.35	$10.01	$12.01
Net investment income (loss)(a)	0.09	0.08	0.09	(0.02)	(0.01)
Net realized and unrealized gains (losses) on investments	1.71	(0.79)	1.09	0.91	(0.45)
Total from investment operations	1.80	(0.71)	1.18	0.89	(0.46)
Less distributions:
Dividends from net investment income	(0.09)	(0.05)	(0.08)	—	—
Dividends from net realized gains	(0.18)	(0.47)	(2.09)	(0.55)	(1.54)
Total distributions	(0.27)	(0.52)	(2.17)	(0.55)	(1.54)
Paid-in capital from redemption fees	0.00 (b)	—	—	—	—
Net asset value at end of year	$9.66	$8.13	$9.36	$10.35	$10.01
Total return	22.12%	(7.83%)	11.22%	8.93%	(3.99%)
Net assets at end of year (in 000s)	$115,562	$85,680	$48,015	$42,139	$39,824
Ratio of expenses to average net assets	0.45%	0.46%	0.50%	1.00%	1.06%
Ratio of net investment income (loss) to average net assets	1.02%	0.83%	0.85%	(0.13%)	(0.07%)
Portfolio turnover rate	21.59%	25.17%	103.54%	60.49%	75.84%

*	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Conservative Portfolio - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$11.02	$11.75	$11.18	$10.97	$11.34
Net investment income(a)	0.21	0.24	0.21	0.19	0.22
Net realized and unrealized gains (losses) on investments	1.23	(0.55)	0.72	0.29	(0.31)
Total from investment operations	1.44	(0.31)	0.93	0.48	(0.09)
Less distributions:
Dividends from net investment income	(0.20)	(0.24)	(0.21)	(0.21)	(0.22)
Distributions from net realized gains	(0.06)	(0.18)	(0.15)	(0.06)	(0.06)
Total distributions	(0.26)	(0.42)	(0.36)	(0.27)	(0.28)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$12.20	$11.02	$11.75	$11.18	$10.97
Total return (excludes sales charge)	13.14%	(2.64%)	8.36%	4.23%	(0.81%)
Net assets at end of year (in 000s)	$26,761	$22,148	$22,881	$21,596	$19,718
Ratio of net expenses to average net assets†	0.61%	0.60%	0.61%	0.58%	0.60%
Ratio of net investment income to average net assets†*	1.81%	2.08%	1.83%	1.72%	1.95%
Ratio of gross expenses to average net assets†**	0.63%	0.63%	0.64%	0.58%	0.63%
Portfolio turnover rate	10.10%	15.49%	15.88%	11.42%	8.66%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
**	During the period, certain expenses were reduced by the Adviser and/or Distributor. If such expense reductions had not occurred, the ratios would have been as indicated.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Balanced Portfolio - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$12.39	$13.71	$12.55	$12.13	$12.76
Net investment income(a)	0.22	0.27	0.28	0.17	0.21
Net realized and unrealized gains (losses) on investments	2.07	(0.93)	1.40	0.64	(0.42)
Total from investment operations	2.29	(0.66)	1.68	0.81	(0.21)
Less distributions:
Dividends from net investment income	(0.22)	(0.27)	(0.29)	(0.19)	(0.22)
Distributions from net realized gains	(0.16)	(0.39)	(0.23)	(0.20)	(0.20)
Total distributions	(0.38)	(0.66)	(0.52)	(0.39)	(0.42)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$14.30	$12.39	$13.71	$12.55	$12.13
Total return (excludes sales charge)	18.54%	(4.89%)	13.38%	6.58%	(1.66%)
Net assets at end of year (in 000s)	$83,240	$70,368	$73,193	$63,565	$59,742
Ratio of expenses to average net assets†	0.52%	0.52%	0.53%	0.55%	0.54%
Ratio of net investment income to average net assets†*	1.64%	2.04%	2.15%	1.39%	1.65%
Portfolio turnover rate	9.43%	12.90%	11.91%	10.29%	6.53%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Financial Highlights, continued

For a share outstanding throughout the year indicated

Praxis Genesis Growth Portfolio - Class A

	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015
Net asset value at beginning of year	$13.30	$15.09	$13.47	$12.93	$13.79
Net investment income(a)	0.21	0.27	0.32	0.14	0.18
Net realized and unrealized gains (losses) on investments	2.73	(1.24)	1.93	0.87	(0.52)
Total from investment operations	2.94	(0.97)	2.25	1.01	(0.34)
Less distributions:
Dividends from net investment income	(0.21)	(0.28)	(0.33)	(0.14)	(0.19)
Distributions from net realized gains	(0.24)	(0.54)	(0.30)	(0.33)	(0.33)
Total distributions	(0.45)	(0.82)	(0.63)	(0.47)	(0.52)
Paid-in capital from redemption fees	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value at end of year	$15.79	$13.30	$15.09	$13.47	$12.93
Total return (excludes sales charge)	22.16%	(6.52%)	16.71%	7.82%	(2.49%)
Net assets at end of year (in 000s)	$74,220	$60,685	$64,935	$53,925	$49,881
Ratio of expenses to average net assets†	0.58%	0.58%	0.60%	0.61%	0.62%
Ratio of net investment income to average net assets†*	1.42%	1.91%	2.29%	1.09%	1.33%
Portfolio turnover rate	7.72%	12.72%	11.05%	9.32%	7.39%

†	The ratios presented only reflect the direct income and expenses for the Fund, not the underlying funds in which it invests.
*	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying companies in which the Fund invests.
(a)	Net investment income per share has been calculated using the average daily shares outstanding during the period.
(b)	Amount is less than $0.005 per share.

See accompanying notes to financial statements.

Notes to Financial Statements	December 31, 2019

1. Organization:

The Praxis Mutual Funds (the “Trust”) is an open-end management investment company established as a Delaware statuatory trust under a Declaration of Trust dated September 27, 1993, as amended and restated April 28, 2016, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As of December 31, 2019, the Trust consists of the Praxis Impact Bond Fund, the Praxis International Index Fund, the Praxis Value Index Fund, the Praxis Growth Index Fund, and the Praxis Small Cap Index Fund, (individually a “Fund”, collectively “the Funds”), the Praxis Genesis Conservative Portfolio, the Praxis Genesis Balanced Portfolio, and the Praxis Genesis Growth Portfolio, (individually a “Portfolio”, collectively “the Portfolios”). The Funds and Portfolios are also referred to individually as the Impact Bond Fund, International Index Fund, Value Index Fund, Growth Index Fund, Small Cap Index Fund, Conservative Portfolio, Balanced Portfolio and Growth Portfolio in the financial statements. Each Fund and Portfolio is a diversified series of the Trust. Each Fund and Portfolio follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, “Financial Services – Investment Companies.”

As of December 31, 2019, the Funds offer Class A and Class I Shares and the Portfolios offer Class A Shares. Each class of shares in a Fund or Portfolio has identical rights and privileges except with respect to fees paid under the distribution and shareholder servicing agreement, certain other class specific expenses and income, voting rights on matters affecting a single class of shares and the exchange privileges of each class of shares. Class A has a maximum sales charge on purchases of 5.25 percent as a percentage of the original purchase price, except for the Impact Bond Fund which has a maximum sales charge of 3.75 percent.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the reporting year. Actual results could differ from those estimates.

New Accounting Pronouncement:

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities.” ASU 2017-08 shortens the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU 2017-08 does not require an accounting change for securities held at a discount, which continue to accrete to maturity. ASU 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. The Funds and Portfolios are complying with ASU 2017-08 and the impact is not deemed to be material.

Securities Valuation:

The Funds and Portfolios record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

Securities generally are valued at fair values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. Investments in open-end investment companies are valued at their respective net asset values (“NAVs”) as reported by such companies. The differences between the cost and fair values of investments are reflected as either unrealized appreciation or depreciation.

The Funds use various independent pricing services to value most of their debt investments. A pricing service would normally consider such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances and other factors it deems relevant in determining valuations of normal institutional trading units of debt securities and would not rely exclusively on quoted prices. When valuing foreign securities held by the Funds, certain pricing services might use computerized pricing models to systematically calculate adjustments to foreign security closing prices based on the latest market movements. Such pricing models utilize market data that has been obtained between the local market close and the NYSE close to compute adjustments to foreign security close prices. The methods used by the pricing service and the valuations so established are reviewed by the Pricing Committee of the Funds and Portfolios (“Pricing Committee”) under general supervision of the Board of Trustees (the “Board”). Securities for which market quotations are not readily available (e.g. an approved pricing service does not provide a price, certain stale prices or an event occurs that materially affects the furnished price) are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. Short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued at amortized cost, which approximates fair value. The Portfolios’ investments in the Funds (the “Underlying Funds”) are valued at the closing NAV per share.

Notes to Financial Statements, continued	December 31, 2019

In certain circumstances, the Praxis Mutual Funds Valuation Procedures (“Valuation Procedures”) contemplate the Board’s delegation of the implementation of the Valuation Procedures to the Pricing Committee. In valuing restricted securities under the Valuation Procedures, the Pricing Committee will consider (but is not limited to) certain specific and general factors enumerated in the Valuation Procedures. The Valuation Procedures require that the Pricing Committee report to the Board at each of its regular quarterly meetings regarding valuation of restricted securities and actions taken in connection with the Valuation Procedures.

The valuation techniques described maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical securities

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 — significant unobservable inputs (including the Funds’ and Portfolios’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities is not necessarily an indication of the risks associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days may be valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The aggregate value by input level, as of December 31, 2019, for each Fund’s and Portfolio’s investments are as follows:

Impact Bond Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Asset Backed Securities	$—	$14,385,796	$—	$14,385,796
Municipal Bonds	—	6,862,616	—	6,862,616
Corporate Bonds	—	216,338,141	—	216,338,141
Corporate Notes	—	5,827,149	—	5,827,149
Foreign Governments	—	49,967,333	—	49,967,333
Commercial Mortgage-Backed Securities	—	3,004,264	—	3,004,264
U.S. Government Agencies	—	269,892,836	—	269,892,836
Money Market Funds	17,531,252	—	—	17,531,252
Investment Companies	3,589,450	—	—	3,589,450
Total Investments	$21,120,702	$566,278,135	$—	$587,398,837

International Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$282,745,790	$—	$—	$282,745,790
Preferred Stocks	1,758,501	—	—	1,758,501
Rights	25,193	—	—	25,193
Corporate Notes	—	2,560,006	—	2,560,006
Money Market Funds	929,585	—	—	929,585
Total Investments	$285,459,069	$2,560,006	$—	$288,019,075

Value Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$250,213,721	$—	$—	$250,213,721
Corporate Notes	—	2,239,061	—	2,239,061
Money Market Funds	1,161,196	—	—	1,161,196
Total Investments	$251,374,917	$2,239,061	$—	$253,613,978

Notes to Financial Statements, continued	December 31, 2019

Growth Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$321,530,267	$—	$—	$321,530,267
Corporate Notes	—	2,831,140	—	2,831,140
Money Market Funds	1,144,213	—	—	1,144,213
Total Investments	$322,674,480	$2,831,140	$—	$325,505,620

Small Cap Index Fund Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Common Stocks	$118,889,587	$—	$—	$118,889,587
Corporate Notes	—	1,060,497	—	1,060,497
Money Market Funds	339,922	—	—	339,922
Total Investments	$119,229,509	$1,060,497	$—	$120,290,006

Conservative Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$26,775,485	$—	$—	$26,775,485
Money Market Funds	5,914	—	—	5,914
Total Investments	$26,781,399	$—	$—	$26,781,399

Balanced Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$83,290,703	$—	$—	$83,290,703
Money Market Funds	538	—	—	538
Total Investments	$83,291,241	$—	$—	$83,291,241

Growth Portfolio Valuation Inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Investments at Fair Value
Affiliated Mutual Funds	$74,277,519	$—	$—	$74,277,519
Money Market Funds	265	—	—	265
Total Investments	$74,277,784	$—	$—	$74,277,784

Investment Transactions and Related Income:

Changes in holdings of portfolio investments are reflected in the calculation of each Fund’s and Portfolio’s NAV no later than the first business day following trade date. For financial reporting purposes, investment transactions are accounted for on the trade date on the last business day of the reporting period. Realized gains or losses realized on sales of investments are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization of premium or accretion of discount calculated using yield to maturity or effective yield. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Distributions received from the Funds’ investments in REITs may be characterized as ordinary income, net capital gains or return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, the Funds may use estimates in reporting the character of their income and distributions for financial statement purposes, otherwise, these amounts are recorded once the issuers provide the information about the actual composition of the distributions. The actual character of distributions to the Funds’ shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by the Funds’ shareholders may represent a return of capital.

Notes to Financial Statements, continued	December 31, 2019

Allocations:

Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund or Portfolio are allocated proportionally among all Funds and Portfolios daily in relation to the net assets of each Fund or Portfolio or another reasonable measure.

The Portfolios invest in other Praxis equity and fixed income Funds (the “Underlying Funds”) and, as a result, the Portfolios indirectly pay a portion of the operating expenses, including management fees, of the Underlying Funds. These expenses are accrued by the Underlying Funds before their share prices are calculated and are reflected as Acquired Fund Fees and Expenses (“AFFE”) in the Portfolios’ prospectus fee tables. Actual indirect expenses vary depending on how a Portfolio’s assets are allocated among the Underlying Funds.

Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include adverse future political and economic developments and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Certain countries may also impose substantial restrictions on investments on their capital markets by foreign entities, including restriction on investment in issuers or industries deemed sensitive to the relevant nation’s interests. These factors may limit the investment opportunities available or result in lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Foreign Currency Translation:

The fair value of investment securities and other assets and liabilities of the International Index Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars based at the exchange rate on the date of the transaction.

The Funds and Portfolios do not isolate that portion of the results of operations resulting from the changes in foreign exchange rates on investments from the fluctuations arising from the changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from the changes in the value of assets and liabilities other than investments in securities at the reporting period, resulting from changes in the exchange rate.

Dividends and Distributions:

Dividends from net investment income, if any, are declared and paid monthly for the Impact Bond Fund and for each of the Portfolios. Dividends from net investment income, if any, are declared and paid annually for the International Index Fund, the Value Index Fund, the Growth Index Fund and the Small Cap Index Fund. To the extent the Portfolios invest in the Impact Bond Fund and receive dividends, they will be paid monthly. Distributions of net realized capital gains from the Underlying Funds are recorded on the ex-dividend date or when the Portfolios are first notified of the dividend. Distributable net realized capital gains of the Funds, if any, are declared and distributed at least annually.

The amounts of dividends from net investment income and distributions from net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Uninvested Cash:

The Funds may maintain cash at their custodian which, at times, may exceed United States federally insured limits. The Funds maintain these balances with a high quality financial institution. The Funds may incur charges on cash overdrafts.

Notes to Financial Statements, continued	December 31, 2019

Federal Income Taxes:

It is each Fund’s and Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions available to investment companies, as defined in applicable sections of Subchapter M of the Internal Revenue Code, and to distribute timely all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains earned on foreign investments at various rates. Where available, the Funds will file for claims on foreign taxes withheld. The Funds and Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the year ended December 31, 2019, the Funds and Portfolios did not incur any interest or penalities.

Redemption Fees:

The Funds and Portfolios will charge a redemption fee of two percent of the total redemption amount if a shareholder sells or exchanges shares after holding them for less than 30 days subject to certain exceptions and limitations described in the Prospectus. Amounts charged are included in Paid-in Capital Share Transactions as disclosed in Note 6 to the Financial Statements.

3. Purchases and Sales of Securities:

Purchases, sales and maturities of securities (excluding short-term debt securities having maturities one year or less and U.S. Government Securities) for the year ended December 31, 2019 were as follows:

	Purchases	Sales
Impact Bond Fund	$65,648,006	$49,669,617
International Index Fund	55,531,788	59,907,979
Value Index Fund	102,874,356	85,821,599
Growth Index Fund	95,100,824	97,413,757
Small Cap Index Fund	35,271,514	23,651,022
Conservative Portfolio	4,761,889	2,469,432
Balanced Portfolio	9,519,370	7,276,445
Growth Portfolio	7,588,507	5,262,389

4. Investment Transactions with Affiliates:

The Portfolios invest in the Underlying Funds, which are also advised by Everence Capital Management, Inc. (the “Adviser”). The Underlying Funds are deemed affiliates of the Portfolios, and the related activities in those investments were as follows:

	For the year ended December 31, 2019
Affiliate	Fair Value at December 31, 2018	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2019	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2019
Praxis Genesis Conservative Portfolio
Growth Index - Class I	$1,987,450	$513,445	$(376,828)	$9,399	$452,400	$2,585,866	$27,069	$134,002	94,203
Impact Bond - Class I	15,676,788	3,237,284	(1,425,861)	(21,212)	885,758	18,352,757	448,669	—	1,728,132
International Index - Class I	1,965,006	441,582	(244,686)	(4,081)	356,121	2,513,942	58,228	—	218,035
Small Cap Index - Class I	533,239	126,680	(67,229)	(8,775)	110,334	694,249	8,457	10,109	71,868
Value Index - Class I	1,989,141	442,898	(354,827)	4,964	546,495	2,628,671	49,000	41,513	175,011
Total	$22,151,624	$4,761,889	$(2,469,431)	$(19,705)	$2,351,108	$26,775,485	$591,423	$185,624	2,287,249

	For the year ended December 31, 2019
Affiliate	Fair Value at December 31, 2018	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2019	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2019
Praxis Genesis Balanced Portfolio
Growth Index - Class I	$11,053,957	$1,690,412	$(1,666,319)	$103,826	$2,445,210	$13,627,086	$141,845	$707,400	496,433
Impact Bond - Class I	28,801,379	3,868,621	(2,288,146)	(26,829)	1,610,904	31,965,929	808,958	—	3,009,974
International Index - Class I	12,618,635	1,713,237	(1,177,196)	(27,769)	2,246,603	15,373,510	356,167	—	1,333,349
Small Cap Index - Class I	6,850,982	928,363	(599,463)	(65,309)	1,349,435	8,464,008	103,168	123,322	876,191
Value Index - Class I	11,066,475	1,318,737	(1,545,320)	21,879	2,998,399	13,860,170	258,365	219,011	922,781
Total	$70,391,428	$9,519,370	$(7,276,444)	$5,798	$10,650,551	$83,290,703	$1,668,503	$1,049,733	6,638,728

Notes to Financial Statements, continued	December 31, 2019

	For the year ended December 31, 2019
Affiliate	Fair Value at December 31, 2018	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Fair Value at December 31, 2019	Dividend Income	Long-Term Capital Gain Distributions	Shares at December 31, 2019
Praxis Genesis Growth Portfolio
Growth Index - Class I	$12,309,511	$1,718,590	$(1,549,388)	$106,448	$2,771,410	$15,356,571	$160,459	$804,409	559,438
Impact Bond - Class I	12,522,616	1,683,994	(845,473)	(7,262)	710,561	14,064,436	357,996	—	1,324,335
International Index - Class I	14,619,402	1,772,452	(922,931)	(31,367)	2,626,564	18,064,120	419,008	—	1,566,706
Small Cap Index - Class I	8,931,310	1,088,931	(533,210)	(73,545)	1,760,693	11,174,179	136,604	164,224	1,156,747
Value Index - Class I	12,326,493	1,294,541	(1,411,388)	10,987	3,397,580	15,618,213	291,741	249,085	1,039,828
Total	$60,709,332	$7,558,508	$(5,262,390)	$5,261	$11,266,808	$74,277,519	$1,365,808	$1,217,718	5,647,054

5. Related Party Transactions:

The Adviser provides investment advisory services to the Funds and Portfolios. Under the terms of the investment advisory agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds and Portfolios as follows:

Impact Bond Fund	0.40%
International Index Fund	0.55%*
Value Index Fund	0.30%
Growth Index Fund	0.30%
Small Cap Index Fund	0.30%
Conservative Portfolio	0.05%
Balanced Portfolio	0.05%
Growth Portfolio	0.05%

*

Effective January 1, 2020, the International Index Fund’s Investment Advisory Fee is subject to a fee breakpoint schedule as follows: 0.53%, on average net assets up to and including $100 million and 0.41% over $100 million up to and including $500 million, and 0.38% over $500 million. Prior to January 1, 2020, the fee breakpoint schedule was as follows: 0.55%, on average net assets up to and including $100 million and 0.45% over $100 million up to and including $500 million, and 0.38% over $500 million.

The Adviser has retained Aperio Group LLC (the “Sub-Adviser”) to perform the daily investment of the assets of the International Index Fund under the terms of a Sub-Advisory Agreement. The Adviser (not the Fund) pays the Sub-Adviser a fee for these services.

The Adviser has entered into an expense limitation agreement effective until April 30, 2020. Pursuant to this agreement, the Adviser has agreed to reduce its fees (but not below zero) and/or reimburse expenses to the extent necessary in order to limit the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) of certain Funds and the Portfolios. Those Funds and Portfolios have agreed to repay the Adviser for the amount of fee reduction and/or expense reimbursements by the Adviser pursuant to this expense limitation agreement provided that such repayment does not cause the Total Annual Fund Operating Expenses (excluding AFFE, brokerage costs, interest, taxes, dividends, Trustees fees and expenses, legal fees and expenses, and extraordinary expenses) to exceed the contractual expense limit in place at the time of the fee reduction and/or reimbursement and at the time of repayment, and the repayment is made within three years after the year in which the Adviser reduced and/or reimbursed the expense.

The contractual expense limits in place as of December 31, 2019 were:

Small Cap Index Fund (Class A)	1.10%
Conservative Portfolio (Class A)	0.60%
Balanced Portfolio (Class A)	0.60%
Growth Portfolio (Class A)	0.60%

For the year ended December 31, 2019, the Adviser contractually reduced investment advisory fees and/or reimbursed other operating expenses of the Funds and Portfolios as follows:

Small Cap Index Fund	$13,812
Conservative Portfolio	6,167

Notes to Financial Statements, continued	December 31, 2019

As of December 31, 2019, the Funds and Portfolios had the following amounts (and year of expiration) subject to repayment to the Adviser:

	Year Waived	Year Repayment Expires	Balance
Impact Bond Fund	2017	2020	$43,249
	2018	2021	6,169
			$49,418
Small Cap Index Fund	2017	2020	$27,926
	2018	2021	19,950
	2019	2022	13,812
			$61,688
Conservative Portfolio	2017	2020	$6,410
	2018	2021	7,745
	2019	2022	6,167
			$20,322

U.S. Bank Global Fund Services provides transfer agent, shareholder servicing and dividend disbursing services on behalf of the Trust. For these services, U.S. Bank Global Fund Services receives an annual fee, paid monthly, from each Fund and Portfolio.

Foreside Financial Services, LLC (“Distributor” and “Underwriter”) serves as the Funds’ and Portfolios’ principal Distributor and Underwriter and, as such, acts as exclusive agent for distribution of the Funds’ and Portfolios’ shares. Under the terms of the Underwriting Agreements between the Trust and the Underwriter, the Underwriter earned sales charges from underwriting and broker commissions on the sale of shares during the year ended December 31, 2019 as follows:

Impact Bond Fund	$3,880
International Index Fund	768
Value Index Fund	1,260
Growth Index Fund	7,937
Small Cap Index Fund	493
Conservative Portfolio	9,034
Balanced Portfolio	23,787
Growth Portfolio	25,418

The Trust has adopted a Plan of Distribution (“Rule 12b-1 Plan”) under which each Fund and Portfolio may directly incur or reimburse the Adviser or the Underwriter for expenses related to the distribution and promotion of shares. The Rule 12b-1 Plan permits Class A Shares of the Funds and Portfolios to pay a 12b-1 fee of up to 0.50% of the average daily net assets attributable to Class A Shares of the applicable Fund and Portfolio, although the Board has currently authorized the Funds and Portfolios to charge no more than 0.25%. The Distributor may use the 12b-1 fee for shareholder servicing or distribution.

The Trust has entered into a Management and Administration Agreement with Foreside Management Services, LLC (“Foreside”) to serve as business manager and administrator for the Trust on behalf of the Funds. Pursuant to the terms of the Agreement, Foreside, as business manager and administrator for the Trust, performs and coordinates all management and administration services for the Trust either directly or through working with the Trust’s service providers. Services provided under the Agreement by Foreside include, but are not limited to, coordinating and monitoring activities of the third party service providers to the Funds; serving as officers of the Trust, including but not limited to Assistant Secretary, Chief Compliance Officer, Anti-Money Laundering Officer, Treasurer and others as are deemed necessary and appropriate; performing compliance services for the Trust, including maintaining the Trust compliance program as required under the 1940 Act; managing the process of filing amendments to the Trust’s registration statement and other reports to shareholders; coordinating the Board meeting preparation process; reviewing financial filings and filing with the U.S Securities and Exchange Commission (the “SEC”); and maintaining books and records in accordance with applicable laws and regulations. For these services, Foreside receives a monthly fee from each Fund and Portfolio. These fees are reflected as in Administration Fees on the Statements of Operations.

Notes to Financial Statements, continued	December 31, 2019

6. Capital Share Transactions:

Transactions in shares of the Funds and Portfolios are summarized below:

	Praxis Impact Bond Fund		Praxis International Index Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$14,866,497	$28,701,765	$1,448,327	$3,633,923
Dividends reinvested	955,524	1,325,634	164,389	176,076
Cost of shares redeemed	(21,285,006)	(57,779,121)	(4,252,595)	(16,067,801)
Redemption fees	2,805	2,047	201	66
Class A Share Transactions	$(5,460,180)	$(27,749,675)	$(2,639,678)	$(12,257,736)
Class I Shares:
Proceeds from shares issued	$115,309,095	$135,274,910	$38,159,663	$57,495,101
Dividends reinvested	6,588,116	6,568,005	3,122,541	2,920,585
Cost of shares redeemed	(65,660,681)	(113,993,434)	(43,881,419)	(33,910,426)
Redemption fees	3,233	2,129	90	680
Class I Share Transactions	$56,239,763	$27,851,610	$(2,599,125)	$26,505,940
Net increase (decrease) from capital transactions	$50,779,583	$101,935	$(5,238,803)	$14,248,204
Share Transactions:
Class A Shares:
Issued	1,418,215	2,833,345	134,583	316,786
Reinvested	90,887	131,074	14,332	18,022
Redeemed	(2,036,312)	(5,727,942)	(399,289)	(1,375,063)
Change in Class A Shares:	(527,210)	(2,763,523)	(250,374)	(1,040,255)
Class I Shares:
Issued	10,999,021	13,455,703	3,545,191	5,084,094
Reinvested	628,469	653,078	271,289	298,019
Redeemed	(6,295,387)	(11,344,322)	(4,045,332)	(3,006,741)
Change in Class I Shares:	5,332,103	2,764,459	(228,852)	2,375,372
Net increase (decrease) from share transactions	4,804,893	936	(479,226)	1,335,117

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$10,407,287	$4,543,358	$6,292,439	$9,702,118	$707,745	$1,614,437
Dividends reinvested	862,839	1,229,004	4,998,534	3,137,196	90,460	237,197
Cost of shares redeemed	(4,718,130)	(9,762,425)	(16,243,394)	(25,288,460)	(1,203,400)	(2,361,669)
Redemption fees	241	6,563	914	1,080	1,342	627
Class A Share Transactions	$6,552,237	$(3,983,500)	$(4,951,507)	$(12,448,066)	$(403,853)	$(509,408)
Class I Shares:
Proceeds from shares issued	$40,609,677	$40,521,610	$43,137,380	$48,369,360	$22,689,215	$52,448,664
Dividends reinvested	5,664,326	9,453,395	13,953,964	7,618,743	2,566,521	2,732,975
Cost of shares redeemed	(33,294,693)	(26,909,451)	(37,248,921)	(41,067,325)	(13,009,707)	(9,669,515)
Redemption fees	1,528	74	3,432	1,726	7	—
Class I Share Transactions	$12,980,838	$23,065,628	$19,845,855	$14,922,504	$12,246,036	$45,512,124
Net increase from capital transactions	$19,533,075	$19,082,128	$14,894,348	$2,474,438	$11,842,183	$45,002,716

Notes to Financial Statements, continued	December 31, 2019

	Praxis Value Index Fund		Praxis Growth Index Fund		Praxis Small Cap Index Fund
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Share Transactions:
Class A Shares:
Issued	766,766	328,689	244,041	396,099	85,259	171,155
Reinvested	56,931	100,257	184,945	137,402	10,374	30,644
Redeemed	(335,771)	(706,795)	(623,275)	(1,036,738)	(144,375)	(257,927)
Change in Class A Shares:	487,926	(277,849)	(194,289)	(503,237)	(48,742)	(56,128)
Class I Shares:
Issued	2,991,092	3,043,398	1,645,773	1,960,410	2,568,615	6,055,415
Reinvested	375,754	770,980	510,778	330,683	267,186	321,442
Redeemed	(2,408,096)	(1,974,305)	(1,414,517)	(1,653,588)	(1,415,431)	(962,766)
Change in Class I Shares:	958,750	1,840,073	742,034	637,505	1,420,370	5,414,091
Net increase from share transactions	1,446,676	1,562,224	547,745	134,268	1,371,628	5,357,963

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Capital Transactions:
Class A Shares:
Proceeds from shares issued	$4,624,452	$3,177,620	$8,312,439	$9,525,960	$6,417,190	$6,791,036
Dividends reinvested	536,853	825,743	2,151,545	3,569,280	2,078,357	3,530,838
Cost of shares redeemed	(2,956,002)	(3,293,123)	(8,393,037)	(8,779,638)	(6,325,378)	(6,831,507)
Redemption fees	72	209	47	364	35	59
Class A Share Transactions	$2,205,375	$710,449	$2,070,994	$4,315,966	$2,170,204	$3,490,426
Net increase from capital transactions	$2,205,375	$710,449	$2,070,994	$4,315,966	$2,170,204	$3,490,426
Share Transactions:
Class A Shares:
Issued	391,394	273,385	605,609	700,091	431,093	451,076
Reinvested	44,742	73,377	151,525	280,223	131,477	258,394
Redeemed	(251,853)	(284,777)	(617,470)	(640,579)	(425,773)	(447,533)
Change in Class A Shares:	184,283	61,985	139,664	339,735	136,797	261,937
Net increase from share transactions	184,283	61,985	139,664	339,735	136,797	261,937

7. Federal Income Tax Information:

The character of dividends paid to shareholders of the Funds and Portfolios for federal income tax purposes during the years ended December 31, 2019 and 2018 was as follows:

	Praxis Impact Bond Fund		Praxis International Index Fund		Praxis Value Index Fund
	2019	2018	2019	2018	2019	2018
From ordinary income	$14,131,445	$14,108,903	$6,681,491	$6,039,182	$4,670,875	$7,412,589
From long-term capital gains	—	—	—	—	4,084,976	5,872,674
Total distributions	$14,131,445	$14,108,903	$6,681,491	$6,039,182	$8,755,851	$13,285,263

	Praxis Growth Index Fund		Praxis Small Cap Index Fund
	2019	2018	2019	2018
From ordinary income	$3,131,391	$5,042,115	$1,436,189	$1,051,897
From long-term capital gains	17,159,027	6,791,294	1,783,835	2,189,034
Total distributions	$20,290,418	$11,833,409	$3,220,024	$3,240,931

	Praxis Genesis Conservative Portfolio		Praxis Genesis Balanced Portfolio		Praxis Genesis Growth Portfolio
	2019	2018	2019	2018	2019	2018
From ordinary income	$446,932	$495,849	$1,323,985	$1,591,163	$1,035,425	$1,310,288
From long-term capital gains	105,879	337,814	844,981	1,994,880	1,056,682	2,231,653
Total distributions	$552,811	$833,663	$2,168,966	$3,586,043	$2,092,107	$3,541,941

Notes to Financial Statements, continued	December 31, 2019

The following information is computed on a tax basis for each item as of December 31, 2019:

	Praxis Impact Bond Fund	Praxis International Index Fund	Praxis Value Index Fund
Tax cost of portfolio investments	$564,659,061	$216,962,169	$204,528,297
Gross unrealized appreciation	23,971,621	80,354,890	56,055,095
Gross unrealized depreciation	(1,231,845)	(9,297,984)	(6,969,414)
Net unrealized appreciation on investments	$22,739,776	$71,056,906	$49,085,681
Net unrealized appreciation on foreign currency transactions	—	1,172	—
Undistributed ordinary income	20,323	72,884	18,310,846
Undistributed long-term capital gains	—	—	6,164,396
Accumulated capital and other losses	(1,510,093)	(21,557,960)	—
Distributable earnings	$21,250,006	$49,573,002	$73,560,923

	Praxis Growth Index Fund	Praxis Small Cap Index Fund
Tax cost of portfolio investments	$187,487,067	$106,547,383
Gross unrealized appreciation	139,214,028	23,093,831
Gross unrealized depreciation	(1,195,475)	(9,351,208)
Net unrealized appreciation on investments	$138,018,553	$13,742,623
Undistributed ordinary income	7,644,112	441,156
Undistributed long-term capital gains	13,164,816	164,415
Distributable earnings	$158,827,481	$14,348,194

	Praxis Genesis Conservative Portfolio	Praxis Genesis Balanced Portfolio	Praxis Genesis Growth Portfolio
Tax cost of portfolio investments	$23,531,242	$65,821,448	$55,347,989
Gross unrealized appreciation	3,326,645	17,700,063	19,395,390
Gross unrealized depreciation	(76,488)	(230,270)	(465,595)
Net unrealized appreciation on investments	$3,250,157	$17,469,793	$18,929,795
Undistributed ordinary income	12,712	52,683	33,551
Undistributed long-term capital gains	184,317	1,024,766	1,217,094
Distributable earnings	$3,447,186	$18,547,242	$20,180,440

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral on wash sales loss and nontaxable distributions, as well as investments in Passive Foreign Investment Companies (“PFICs”).

For the latest tax year ended December 31, 2019, the following Funds have capital loss carry forwards (“CLCFs”) as summarized below.

CLCFs not subject to expiration:

	Impact Bond	International Index
No expiration - short-term	$424,466	$12,993,681
No expiration - long-term	1,085,627	8,564,279
	$1,510,093	$21,557,960

During the latest tax year ended December 31, 2019, the Impact Bond Fund utilized $626,194 of CLCFs of which $127,095 was short-term and $499,099 was long-term.

Certain reclassifications, the result of permanent differences between financial statement and income tax requirements, have been made to the components of net assets. Reclassifications result primarily from the difference in distribution redesignations, PFICs, equalization and net investment losses. These reclassifications have no impact on the net assets or the NAV per share of the Funds and Portfolios and are designed to present each Fund’s or Portfolio’s capital accounts on a tax basis. The following reclassifications have been made to the following Funds and Portfolios for the year ended December 31, 2019:

	Paid-In Capital	Distributable Earnings
Impact Bond Fund	$17,082	$(17,082)
International Index Fund	—	—
Value Index Fund	(1)	1
Growth Index Fund	2,259,959	(2,259,959)
Small Cap Index Fund	130,430	(130,430)
Conservative Portfolio	1,311	(1,311)
Balanced Portfolio	1	(1)
Growth Portfolio	18,161	(18,161)

Notes to Financial Statements, continued	December 31, 2019

The Funds and Portfolios have analyzed their tax positions taken on Federal income tax returns for all open tax years (generally, three years) and have concluded that no provisions for income tax is required in their financial statements. The Funds and Portfolios recognize the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities.

8. Commitments and Contingencies

Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide general indemnification. Each Fund’s and Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against a Fund or Portfolio. However, based on experience, the Trust expects the risk of loss to be remote.

9. Trustee Compensation

Each Trustee who is not an “interested person” of the Trust (“Independent Trustee”) receives an annual retainer of $10,000, except the Chairperson of the Board, Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee each receives an additional annual retainer of $4,000. Each Independent Trustee also receives from the Trust a fee of $2,500 for each in-person meeting, plus reimbursement for travel and other meeting-related expenses. Collectively, the Independent Trustees were paid $114,500 in retainers and meeting fees during the fiscal year ended December 31, 2019.

10. Special Meeting of Shareholders of the Trust

A Special Meeting of Shareholders of the Trust was held on December 6, 2019. The purpose of the meeting was to elect six Nominees to serve as Trustees on the Board of Trustees for the Praxis Mutual Funds. At the meeting, the proposal set forth in the shareholder proxy statement was approved. The voting results for the proposal were as follows:

Nominee	For Shares	Withheld Shares	Total Vote	% For of Total Voted	% Withheld of Total Voted	% For Voted of Outstanding	% Withheld Voted of Outstanding
Laura Berry	108,716,025	306,786	109,022,810	99.72%	0.28%	82.96%	0.23%
Andy Dula	108,564,477	458,334	109,022,810	99.58%	0.42%	82.84%	0.35%
Kenneth Hochstetler	107,242,715	1,780,095	109,022,810	98.37%	1.63%	81.83%	1.36%
Jeffrey Landis	108,556,895	465,915	109,022,810	99.57%	0.43%	82.83%	0.36%
Aimee Minnich	108,731,542	291,269	109,022,810	99.73%	0.27%	82.97%	0.22%
Candace Smith	108,733,661	289,149	109,022,810	99.73%	0.27%	82.97%	0.22%

11. Subsequent Events

The Funds and Portfolios evaluated subsequent events from December 31, 2019 through the date these financial statements were issued. There were no significant events that would have a material impact on the Funds’ and Portfolios’ financial statements, other than discussed below:

Effective January 1, 2020, the International Index Fund changed the investment advisory fee from the following tier schedule, 55 bps or 0.55%, of the average daily net assets of the Fund, on net assets from $0 - $100,000,000, 45 bps or 0.45%, of the average daily net assets of the Fund, on net assets from $100,000,000 to $500,000,000, and 38 bps or 0.38%, of the average daily net assets of the Fund, on net assets over $500,000,000 to the new tier schedule, 53 bps or 0.53%, of the average daily net assets of the Fund, on net assets from $0 - $100,000,000, 41 bps or 0.41%, of the average daily net assets of the Fund, on net assets from $100,000,000 to $500,000,000, and 38 bps or 0.38%, of the average daily net assets of the Fund, on net assets over $500,000,000.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Praxis Mutual Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets & liabilities, including the schedules of investments, of Praxis Mutual Funds comprising Praxis Impact Bond Fund, Praxis International Index Fund, Praxis Value Index Fund, Praxis Growth Index Fund, Praxis Small Cap Index Fund, Praxis Genesis Conservative Portfolio, Praxis Genesis Balanced Portfolio, and Praxis Genesis Growth Portfolio (the “Funds”) as of December 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the three years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2016, and prior, were audited by other auditors whose report dated February 24, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodians, brokers and transfer agents or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2017.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 26, 2020

Additional Fund Information (unaudited)	December 31, 2019

Praxis Impact Bond Fund

Security Allocation	Percentage of Net Assets
Asset Backed Securities	2.4%
Commercial Mortgage-Backed Securities	0.5%
Corporate Bonds	36.7%
Corporate Notes	1.0%
Federal Home Loan Bank	6.2%
Federal Home Loan Mortgage Corporation	12.8%
Federal National Mortgage Association	23.7%
Foreign Governments	8.5%
Government National Mortgage Association	0.1%
Investment Company	0.6%
Municipal Bonds	1.2%
Overseas Private Investment Corporation	1.0%
Small Business Administration **	0.0%
United States Agency of International Development	1.9%
United States Deparment of Housing and Urban Development	0.2%
Money Market Funds	3.0%
Total	99.8%

** Amount rounds to less than 0.1%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Australia	4.4%
Austria	0.4%
Belgium	0.2%
Bermuda	1.1%
Brazil	1.4%
Canada	6.5%
Cayman Islands	5.8%
Chile	0.4%
China	3.6%
Columbia	0.6%
Denmark	1.3%
Finland	0.8%
France	7.0%
Germany	4.7%
Hong Kong	2.3%
Hungary **	0.0%
India	2.8%
Indonesia	0.6%
Ireland	0.4%
Israel	0.4%
Italy	1.1%
Japan	16.1%
Jersey	1.3%
Luxembourg	0.2%
Mexico	0.9%
Netherlands	3.5%
New Zealand	0.1%
Norway	1.1%
Papua New Guinea	0.2%
Philippines **	0.0%
Russia	0.3%
Singapore	1.0%
South Africa	1.6%
South Korea	2.7%
Spain	1.7%
Sweden	1.6%
Switzerland	7.0%
Taiwan	3.5%
Turkey	0.2%
United Kingdom	8.9%
United States	0.3%

Praxis International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Preferred Stocks	0.6%
Rights **	0.0%
Corporate Notes	0.9%
Money Market Funds	0.3%
Total	99.8%

**	Amount rounds to less than 0.1%

Praxis International Index Fund

Security Allocation	Percentage of Net Assets
Air Freight & Logistics	0.3%
Airlines	0.1%
Auto Components	0.8%
Automobiles	2.5%
Banks	14.5%
Beverages	0.7%
Biotechnology	0.6%
Building Products	0.5%
Capital Markets	1.6%
Chemicals	3.2%
Commercial Services & Supplies	0.2%
Communications Equipment	0.3%
Community Development	0.9%
Construction & Engineering	1.4%
Construction Materials	0.6%
Diversified Consumer Services	0.5%
Diversified Financial Services	0.8%
Diversified Telecommunications Services	2.5%
Electric Utilities	1.3%
Electrical Equipment	1.7%
Electronic Equipment, Instruments, & Components	2.0%
Entertainment	0.8%
Equity Real Estate Investment Trusts (REITs)	0.6%
Food & Staples Retailing	1.5%
Food Products	3.9%
Gas Utilities	0.5%
Health Care Equipment & Supplies	1.7%
Health Care Providers & Services	0.3%
Hotels, Restaurants and Leisure	1.2%
Household Durables	1.5%
Household Products	0.7%
Independent Power Producers & Energy Traders	0.2%
Industrial Conglomerates	0.4%
Insurance	5.6%
Interactive Media & Services	2.2%
Internet & Direct Marketing Retail	2.1%
IT Services	1.5%
Leisure Products	0.1%
Life Sciences Tools & Services	0.5%
Machinery	1.9%
Marine	0.1%
Media	1.2%
Metals & Mining	2.8%
Multi-Line Retail	0.4%
Multi-Utilities	0.9%
Oil, Gas, & Consumable Fuels	5.2%
Paper & Forest Products	0.2%
Personal Products	2.1%
Pharmaceuticals	5.8%
Professional Services	1.8%
Real Estate Management and Development	1.8%
Road and Rail	1.6%

Additional Fund Information (unaudited), continued	December 31, 2019

Praxis International Index Fund

Security Allocation (continued)	Percentage of Net Assets
Semiconductors & Semiconductor Equipment	3.8%
Software	0.8%
Specialty Retail	0.7%
Technology Hardware, Storage, & Peripherals	0.7%
Textiles, Apparel, & Luxury Goods	1.2%
Trading Companies & Distributors	1.4%
Transportation Infrastructure	0.5%
Water Utilities	0.2%
Wireless Telecommunication Services	2.1%
Money Market Funds	0.3%
Total	99.8%

Praxis Value Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.6%
Corporate Notes	0.9%
Money Market Funds	0.5%
Total	100.0%

Praxis Growth Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.7%
Corporate Notes	0.9%
Money Market Funds	0.4%
Total	100.0%

Praxis Small Cap Index Fund

Security Allocation	Percentage of Net Assets
Common Stocks	98.9%
Corporate Notes	0.9%
Money Market Funds	0.3%
Total	100.1%

Praxis Genesis Conservative Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%
Money Market Funds **	0.0%
Total	100.1%

**	Amount rounds to less than 0.1%

Praxis Genesis Balanced Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%
Money Market Funds **	0.0%
Total	100.1%

**	Amount rounds to less than 0.1%

Praxis Genesis Growth Portfolio

Security Allocation	Percentage of Net Assets
Mutual Funds	100.1%
Money Market Funds **	0.0%
Total	100.1%

**	Amount rounds to less than 0.1%

Additional Fund Information (unaudited), continued	December 31, 2019

Dividends Received Deduction

For corporate shareholders, the following percentages of ordinary dividends paid during the year ended December 31, 2019 qualify for the corporate dividends received deduction:

International Index Fund	2.69%
Value Index Fund	25.94%
Growth Index Fund	42.68%
Small Cap Index	62.89%
Genesis Conservative Portfolio	27.88%
Genesis Balanced Portfolio	55.98%
Genesis Growth Portfolio	83.96%

Qualified Dividend Income

The Funds and Portfolios have designated the maximum amount allowable of their taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-DIV for the calendar year 2019.

Capital Gain Distribution

For the year ended December 31, 2019, the following Funds designated long-term capital gain distributions:

Value Index Fund	$4,084,976
Growth Index Fund	17,159,027
Small Cap Index Fund	1,783,835
Genesis Conservative Portfolio	105,879
Genesis Balanced Portfolio	844,981
Genesis Growth Portfolio	1,056,682

BOARD CONSIDERATION AND APPROVAL OF ADVISORY AND SUB-ADVISORY AGREEMENTS

At its November 21-22, 2019 in-person meeting, the Funds’ Board of Trustees, which consists of a majority of Independent Trustees, unanimously approved a one-year renewal of the Investment Advisory Agreement for each Fund, and a one-year renewal of the Sub-Investment Advisory Agreement for the International Index Fund.

The Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual contract review process, which included meetings in October and November 2019. The Trustees reviewed and evaluated all of this information and considered factors they believed, in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment, to be relevant and appropriate. The Board considered each Fund and each Agreement separately. The Board’s conclusions with respect to the approvals were based in part on the Board’s evaluation of the Agreements in prior years and their experience with the nature and quality of services provided under the Agreements in prior years. The Board’s determinations were not based on any single factor, and individual Trustees may have weighed certain factors differently.

INVESTMENT ADVISORY AGREEMENT WITH EVERENCE CAPITAL MANAGEMENT, INC.

In approving the continuation of the Investment Advisory Agreement between each Fund and Everence Capital Management, Inc. (“Everence” or the “Adviser”), the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board examined the nature, quality and extent of services the Adviser provides to the Funds. Among other things, the Board considered the Adviser’s experience in serving as investment adviser of the Funds, including the experience of the investment professionals and other senior personnel at the Adviser providing services to the Funds. The Board also considered the Adviser’s performance in fulfilling its responsibilities for overseeing the Funds’ legal and compliance environment, and the Adviser’s responsiveness in implementing Board directives and addressing Board questions and requests relating to the Funds. In addition, the Board considered the Adviser’s track record and experience providing portfolio management services to the Funds that the Adviser manages directly, the qualifications of the portfolio managers responsible for the day-to-day portfolio management of each Fund that is managed directly, and the Adviser’s infrastructure and resources available to the portfolio managers. For the International Index Fund, the Board also considered the Adviser’s effectiveness in overseeing the Sub-Adviser. The Board also considered that the Adviser is responsible for developing and integrating key elements of the Funds’ socially responsible investing, including the Stewardship Investing screening process for the Funds, shareholder advocacy on behalf of the Funds, and proxy voting for the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the Funds by the Adviser.

Additional Fund Information (unaudited), continued	December 31, 2019

Investment Performance

In evaluating each Fund’s investment performance, the Board considered investment performance in light of the Fund’s investment objectives, strategies, and risks, as disclosed in the Fund’s prospectus. The Board also considered each Fund’s historical performance relative to its benchmark and peer group. The Board evaluated Fund performance gross of fees and net of fees. The Board also considered the impact of the Funds’ Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board reached the following conclusions with regard to each Fund’s investment performance, for the periods ended September 30, 2019:

Impact Bond Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, and measured against its peer group, Class I ranked between the 28th and 50th percentiles and Class A ranked between the 60th and 65th percentiles over those periods;

Value Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 11th and 26th percentiles and Class A ranked between the 18th and 38th percentiles over those periods;

Growth Index Fund: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 27th and 35th percentiles and Class A ranked between the 29th and 42nd percentiles over those periods;

Small Cap Index Fund: performance was in line with expectations. The Board noted that Fund’s gross performance trailed its benchmark index for the one-, three- and five-year periods, the variation from the index was reasonable, and measured against its peer group, Class I ranked between the 62nd and 77th percentiles and Class A ranked between the 72nd and 84th percentiles over those periods. The Board noted that prior to January 1, 2017, the Fund’s portfolio was managed by a sub-adviser, not the Adviser, and used a different small-cap investment strategy;

Conservative Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the one-, three- and five-year periods, and measured against its peer group, ranked between the 17th and 69th percentiles over those periods;

Balanced Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the three-year period and trailed its benchmark index for one- and five-year periods, and measured against its peer group, ranked between the 45th and 58th percentiles over those periods; and

Growth Portfolio: performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the for three- and five-year periods and trailed its benchmark index for the one-year period, and measured against its peer group, ranked between the 41st and 50th percentiles over those periods.

Costs of Services and Profitability

The Board then reviewed information regarding the costs of providing the advisory services to the Funds and the profits to be realized by the Adviser and its affiliates from their relationship with the Funds. Representatives of the Adviser addressed the Board’s questions regarding fund-related expenses, expense allocations and expense waivers and reimbursements. In its review of the Funds’ total and net expenses, the Board considered the Adviser’s fees, as well as other Fund expenses, such as transfer agent, custodial, legal, compliance and audit fees. The Board also noted the effects of any current expense waivers and reimbursements on fees and expense levels, as well as any proposed changes to the current expense limitations and the duration of those waivers and reimbursements. As part of its review, the Board considered the expense ratios and profitability information by Fund compared with peer group fund expense ratios. In addition, the Board reviewed the fee structures and other information provided by the Adviser regarding its services to other clients. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to each Fund of the services provided to the Fund by the Adviser were fair.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Funds grow and whether the investment advisory fee rates reflect those economies of scale for the benefit of Fund shareholders. The Board considered that the advisory fee schedule for the International Index Fund currently contains breakpoints and that for the other Funds, the Adviser represented to the Board that it would consider breakpoints as the Funds grow in size but that current asset levels do not warrant breakpoints. For the International Index Fund, the Board also considered the reduction to the investment advisory fee that the Adviser had agreed to

Additional Fund Information (unaudited), continued	December 31, 2019

implement effective January 1, 2020. The Board also considered the information provided regarding the expense levels of peer group funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board acknowledged the Adviser’s statement that current asset levels did not warrant breakpoints at this time.

Other Benefits

The Board discussed the extent to which the Adviser and its affiliates might derive other benefits, including soft dollar credits or other similar benefits from the Adviser’s relationship with the Funds. The Board noted that the Adviser does not generate soft dollar credits on Fund brokerage transactions. The Board also considered other potential benefits to the Adviser and its affiliates from their relationship with the Funds. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that such benefits were not material or were reasonable in relation to the services provided. In addition, the Board noted that the Funds benefit from their association with the Adviser and its affiliates, particularly in light of the Adviser’s commitment to socially responsible investing and shareholder advocacy.

SUB-INVESTMENT ADVISORY AGREEMENT WITH APERIO GROUP, LLC

In approving the continuation of the Sub-Investment Advisory Agreement between Everence Capital Management, Inc. and Aperio Group, LLC (“Aperio”) with respect to portfolio management of Praxis International Index Fund, the Board gave weight to the following factors, among others.

Nature, Quality and Extent of Services

The Board evaluated the nature, extent and quality of services Aperio provides to the Fund. Among other things, the Board considered Aperio’s experience in providing the investment strategy used by the Fund and in serving as Sub-Adviser to the Fund, including the experience its investment professionals and other senior personnel at Aperio providing services to the Fund. The Board considered Aperio’s compliance capabilities, its compliance record with respect to the Fund, and the quality of communication among the Adviser, Aperio and the Board. The Board considered Aperio’s compliance with the Fund’s investment objective and policies, as well as its implementation of the Fund’s principal investment strategy. The Board considered Aperio’s track record and experience providing portfolio management services to the Fund. The Board considered Aperio’s responsiveness in implementing Board directives and addressing Board questions and requests relating to the Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that it was satisfied with the nature, quality and extent of services provided to the International Index Fund by Aperio.

Investment Performance

The Board reviewed historical performance data for the International Index Fund, and considered the Fund’s historical performance relative to its benchmark and peer groups. The Board also considered the impact of the Fund’s Stewardship Investing screens on Fund performance. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that, for the periods ended September 30, 2019, the Fund’s performance was in line with expectations. The Board noted that the Fund’s gross performance exceeded its benchmark index for the five-year period and trailed its benchmark index for the one- and three-year periods, variation from the index was reasonable, and measured against its peer group, Class I ranked between the 49th and 64th percentiles and Class A ranked between the 60th and 79th percentiles over those periods.

Costs of Services and Profitability

The Board considered the costs of the services provided by Aperio to the International Index Fund and the profits to be realized by Aperio and its affiliates from their relationship with the International Index Fund. Based on these and other considerations, within the context of its overall determinations regarding the Agreements, the Board concluded that the costs to the International Index Fund of the services provided by Aperio were fair.

Economies of Scale

The Board noted that Aperio’s sub-advisory fee schedule currently incorporates breakpoints. The Board also considered that Aperio had agreed to a reduced sub-advisory fee schedule, effective January 1, 2020, that would apply the lowest current breakpoint rate to all asset levels.

Other Benefits

The Board considered the extent to which Aperio or its affiliates would derive other benefits, including soft dollar credits or other similar benefits, from Aperio’s relationship with the International Index Fund. Within the context of its overall determinations regarding the Agreements, the Board concluded that Aperio did not derive material benefits from its relationship with the International Index Fund other than receipt of sub-advisory fees and potential benefits from its association with the Praxis Mutual Funds.

Additional Fund Information (unaudited), continued	December 31, 2019

Expense Comparison:

As a shareholder of the Praxis Mutual Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads); redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Praxis Mutual Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2019 through December 31, 2019.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses paid during the period” to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account Value at Beginning of Period ($)		Account Value at End of Period ($)		Expenses Paid During Period ($)*		Expense Ratio During Period (%)**
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Praxis Impact Bond Fund
Class A	1,000.00	1,000.00	1,019.20	1,020.52	4.73	4.74	0.93%
Class I	1,000.00	1,000.00	1,021.30	1,022.58	2.65	2.64	0.52%
Praxis International Index Fund
Class A	1,000.00	1,000.00	1,063.80	1,018.70	6.71	6.56	1.29%
Class I	1,000.00	1,000.00	1,066.30	1,021.88	3.44	3.36	0.66%
Praxis Value Index Fund
Class A	1,000.00	1,000.00	1,127.30	1,021.02	4.45	4.23	0.83%
Class I	1,000.00	1,000.00	1,129.80	1,023.04	2.31	2.19	0.43%
Praxis Growth Index Fund
Class A	1,000.00	1,000.00	1,094.60	1,021.27	4.12	3.97	0.78%
Class I	1,000.00	1,000.00	1,096.90	1,023.04	2.27	2.19	0.43%
Praxis Small Cap Index Fund
Class A	1,000.00	1,000.00	1,081.40	1,019.56	5.88	5.70	1.12%
Class I	1,000.00	1,000.00	1,085.10	1,022.99	2.31	2.24	0.44%
Praxis Genesis Conservative Portfolio
Class A	1,000.00	1,000.00	1,040.60	1,022.13	3.15	3.11	0.61%
Praxis Genesis Balanced Portfolio
Class A	1,000.00	1,000.00	1,062.10	1,022.63	2.65	2.60	0.51%
Praxis Genesis Growth Portfolio
Class A	1,000.00	1,000.00	1,076.70	1,022.33	2.98	2.91	0.57%

* Expenses are equal to average account value times each Fund’s annualized expense ratio multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year.

** Annualized.

Management of the Trust (unaudited)

Listed below is basic information regarding the Trustee and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling (800) 977-2947.

Management of the Trust

Name, Year of Birth and Address	Position with the Company, Term of Office[2] and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships Held by Trustee
Interested Trustees[1]
Kenneth D. Hochstetler 1110 North Main Street Goshen, IN 46528 Year of Birth: 1961	Trustee, Indefinite, since 11/14/14	President and CEO of Everence Financial (August 2014 - Present); President of Everence (August 2014 - Present); Senior Executive Vice President, Univest Corporation 1992 - July 2014	8	N/A

[1]	Mr. Hochstetler is deemed an “interested person” of the Trust due to his senior leadership positions with the Funds’ investment adviser (Everence) and its parent (Everence Financial).

Independent Trustees
Laura Berry 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 01/01/17	Retired; Executive Director, Interfaith Center on Corporate Responsibility (2007 - 2016)	8	N/A
Andy Dula 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 01/01/18	Chief Financial Officer and Chief Operations Officer at EGStoltzfus (2012 – present)	8	N/A
Jeffrey K. Landis 1110 North Main Street Goshen, IN 46528 Year of Birth: 1969	Trustee, since 04/28/16	Partner, Landis, Hunsberger, Gingrich & Weik, LLP (Law Firm) (1994 - present)	8	N/A
Aimee Minnich 1110 North Main Street Goshen, IN 46528 Year of Birth: 1980	Trustee, since 01/01/20	General Counsel & Chief Impact Officer, Impact Foundation (2015 - present); President & General Counsel, National Christian Foundation, Heartland (2009 – 2014)	8	N/A
Candace L. Smith 1110 North Main Street Goshen, IN 46528 Year of Birth: 1958	Trustee, since 11/16/07	Retired; Managing Director of Risk, MicroVest Capital Management, LLC (2015 - 2018); COO, MicroVest Capital Management LLC (2011 - 2014); CFO, MicroVest Capital Management LLC (2005 - 2011)	8	N/A

[2]

Each Trustee serves for an indefinite term until retirement, resignation, removal or death. The Board has adopted a policy that fixes a mandatory retirement date for the Trustees (the end of the year upon turning 72) and limits the maximum length of service on the Board (15 years).

Management of the Trust (unaudited), continued

Name, Year of Birth and Address	Position with the Company, Term of Office[1] and Length of Time Served	Principal Occupation During the Past Five Years
Officers
Chad Horning 1110 North Main Street Goshen, IN 46528 Year of Birth: 1968	President, Indefinite, since 03/10/15	Chief Investment Officer and Senior Vice President, Everence (2009 - present)
Marlo J. Kauffman 1110 North Main Street Goshen, IN 46528 Year of Birth: 1956	Vice President, Secretary, Indefinite, since 12/02/93

Vice President of Financial Services Operations, Everence Financial (1981 - present); OSJ Principal, ProEquities, Inc., a broker-dealer (1994 - Present); Assistant Secretary, Everence Financial (1990 - Present)

Trent M. Statczar 690 Taylor Rd. Gahanna, OH 43230 Year of Birth: 1971	Treasurer, Indefinite, since 01/01/09	Director, Foreside Financial Group, LLC, 2008 to present: Senior Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.
Rodney L. Ruehle 690 Taylor Rd. Gahanna, OH 43230 Year of Birth: 1968	Chief Compliance Officer, Indefinite, since 05/15/15	Director, Foreside Financial Group, LLC, 2008 to present: Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

[1]	Each Trust officer serves for an indefinite term until retirement, resignation, removal or death.

For more information about the Praxis Mutual Funds, the following documents are available free upon request:

Proxy Voting:

The Adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds and Portfolios. A description of the policies and procedures that the Adviser uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available (i) without charge, upon request, by calling (800) 977-2947; and (ii) on the Securities and Exchange Commission’s (“Commission’s”) Web site at www.sec.gov.

Quarterly Portfolio Disclosure:

The Trust files a complete listing of the Schedules of Portfolio Investments for each Fund and Portfolio as of the end of the first and third quarters of each fiscal year on Form N-PORT. The complete listing (i) is available on the Commission’s Web site and (ii) will be made available to shareholders upon request by calling (800) 977-2947. The Statement of Additional Information contains more information about the Funds and Portfolios and can be obtained free of charge by calling (800) 977-2947.

Annual/Semi-Annual Reports:

The Praxis Mutual Funds’ annual and semi-annual reports to shareholders contain additional information on each Fund’s or Portfolio’s investments. In the annual report you find a discussion of the market conditions and investment strategies that significantly affected the Fund’s or Portfolio’s performance during the year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Praxis Mutual Funds, including their operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of reports and the SAI, or request other information and discuss your questions about the Funds or Portfolios, by contacting the broker that sells the Praxis Mutual Funds, or by contacting the Praxis Mutual Funds at:

Praxis Mutual Funds
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Telephone: 1-800-977-2947
Internet: http://www.praxismutualfunds.com(1)

You can review and get copies of the Praxis Mutual Fund’s reports and SAI at the Public Reference Room of the Securities and Exchange Commission. You can get text only copies:

●

For a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-1520 or calling (202) 551-8090, or by electronic request, by emailing the SEC at the following address: publicinfo@sec.gov.

●	Free from the Commission’s Web site at www.sec.gov.

(1)	The Funds’ site is not a part of this prospectus.

Investment Company Act file no. 811-08056

THIS PAGE INTENTIONALLY LEFT BLANK

Praxis Mutual Funds

c/o U.S. Bank Global Fund Services

P.O. Box 701

Milwaukee, WI 53201-0701

2200079

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of ethics is included as Exhibit 12(a)(1).

During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Ms. Candace Smith is the registrant’s “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. Audit fees totaled $119,500 for the December 31, 2019 fiscal year and $119,500 for the December 31, 2018 fiscal year.

(b)	Audit-Related Fees. There were no audit-related fees for the December 31, 2019 fiscal year and the December 31, 2018 fiscal year.

(c)	Tax Fees. Tax fees totaled $31,500 for the December 31, 2019 fiscal year and $31,500 for the December 31, 2018 fiscal year and consisted of fees for tax compliance services during both years.

(d)	All Other Fees. There were no other fees for the December 31, 2019 or December 31, 2018 fiscal years.

(e)	(1) Audit Committee Pre-Approval Policies.

(A) Audit Services

Before an auditor is engaged by the funds to render audit services, the committee shall review and approve the engagement (see also “delegation” below).

(B) Permissible Non-Audit Services

The committee shall review and approve in advance any proposal (except as set forth in (1) through (3) below) that the funds employ their auditor to render “permissible non-audit services” to the funds. (a “permissible non-audit service” is defined as a non-audit service that is not prohibited by rule 2-01(c)(4) of regulation s-x or other applicable law or regulation.) The committee shall also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds (an “adviser-affiliated service provider”), employ the funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the funds. As a part of its review, the committee shall consider whether the provision of such services is consistent with the auditor’s independence (see also “delegation” below). Pre-approval by the committee of non-audit services is not required so Long as:

(1) (a) with respect to the funds, the aggregate amount of all such permissible non-audit services provided to the funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the funds during the fiscal year in which the services are provided; (b) with respect to the adviser and any adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the committee) paid to the auditor by the funds, the adviser and any adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the committee and approved prior to the completion of the audit by the committee or its delegate(s) (as defined below).

(C) Delegation

The committee may delegate to one or more of its members (“delegates”) authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the funds, or the provision of non- audit services to the adviser or any adviser-affiliated service provider. Any pre-approval determination made by a delegate shall be presented to the full committee at its next meeting. The committee shall communicate any pre-approval made by it or a delegate to the fund administrator/fund accounting agent, who will ensure that the appropriate disclosure is made in the funds’ periodic reports and other documents as required under the federal securities laws.

(e)	(2) All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	Not applicable

(g)	The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $31,500 for the December 31, 2019 fiscal year and $31,500 for December 31, 2018 fiscal year.

(h)	The audit committee considered the non-audit services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser, and believes the services are compatible with the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	Schedule I – Investments in Securities of Unaffiliated Issuers

The complete schedule of investments is included in the report to shareholders in Item 1 of this Form N-CSR.

(b)	The Registrant made no divestments of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Item 7.	Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote Of Security Holders.

Not applicable.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act – Not applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Praxis Mutual Funds

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Chad Horning
Chad Horning
President and Chief Executive Officer
March 3, 2020

By:	/s/ Trent Statczar
Trent Statczar
Treasurer and Chief Financial Officer
March 3, 2020